EXHIBIT 4.3

GS MORTGAGE SECURITIES CORP.,

Depositor,

[_________________________],

Servicer,

[_________________________],

Custodian,

and

[_________________________],

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of [____], 20[__]

[Deal Name]

[Series]

TABLE OF CONTENTS

-i-

-ii-

Section 6.02	Merger or Consolidation of the Depositor or the Servicer	127
Section 6.03	Limitation on Liability of the Depositor, the Servicer and Others	127
Section 6.04	Limitation on Resignation of the Servicer	128
Section 6.05	Additional Indemnification by the Servicer; Third Party Claims	128
Section 6.06	Servicing Rights Pledge	129
ARTICLE VII DEFAULT
Section 7.01	Events of Default	129
Section 7.02	Trustee to Act; Appointment of Successor	132
Section 7.03	Notification to Certificateholders	133
ARTICLE VIII CONCERNING THE TRUSTEE
Section 8.01	Duties of the Trustee	134
Section 8.02	Certain Matters Affecting each Custodian and the Trustee	135
Section 8.03	Trustee Not Liable for Certificates or Mortgage Loans	136
Section 8.04	Trustee May Own Certificates	137
Section 8.05	Trustee’s Fees and Expenses	137
Section 8.06	Eligibility Requirements for the Trustee	138
Section 8.07	Resignation and Removal of the Trustee	138
Section 8.08	Successor Trustee	139
Section 8.09	Merger or Consolidation of the Trustee	139
Section 8.10	Appointment of Co-Trustee or Separate Trustee	139
Section 8.11	Tax Matters	141
Section 8.12	Periodic Filings	144
Section 8.13	Tax Treatment of Upper-Tier Carry Forward Amounts, Basis Risk Carry Forward Amounts, the Supplemental Interest Trust and the Interest Rate Swap Agreement	149
Section 8.14	Custodial Responsibilities	150
Section 8.15	Limitations on Custodial Responsibilities	151
ARTICLE IX TERMINATION
Section 9.01	Termination upon Liquidation or Purchase of the Mortgage Loans	152
Section 9.02	Final Distribution on the Certificates	153
Section 9.03	Additional Termination Requirements	154

-iii-

ARTICLE X MISCELLANEOUS PROVISIONS
Section 10.01	Amendment	155
Section 10.02	Recordation of Agreement; Counterparts	156
Section 10.03	Governing Law	157
Section 10.04	Intention of Parties	157
Section 10.05	Notices	157
Section 10.06	Severability of Provisions	158
Section 10.07	Assignment; Sales; Advance Facilities	158
Section 10.08	Limitation on Rights of Certificateholders	161
Section 10.09	Inspection and Audit Rights	162
Section 10.10	Certificates Nonassessable and Fully Paid	162
Section 10.11	Waiver of Jury Trial	162
Section 10.12	Limitation of Damages	162
Section 10.13	Rights of the Swap Provider	163
Section 10.14	No Solicitation	163
Section 10.15	Regulation AB Compliance; Intent of the Parties; Reasonableness	163
Section 10.16	Submission to Jurisdiction	163
SCHEDULES
Schedule I	Mortgage Loan Schedule
Schedule II	Representations and Warranties of [Servicer], as Servicer
Schedule III	Representations and Warranties of [Custodian], as Custodian
EXHIBITS
Exhibit A-1	Form of Class A, Class M and Class B Certificates
Exhibit B	Form of Class P Certificate
Exhibit C	[Reserved]
Exhibit D-1	Form of Class R Certificate
Exhibit D-2	Form of Class RC Certificate
Exhibit D-3	Form of Class RX Certificate
Exhibit E	Form of Class X Certificate
Exhibit F	Form of Initial Certification of the Trustee and of the Custodian
Exhibit G	Form of Document Certification and Exception Report of the Trustee and of the Custodian
Exhibit H	Form of Residual Transfer Affidavit
Exhibit I	Form of Transferor Certificate
Exhibit J	Form of Rule 144A Letter
Exhibit K	Form of Investment Letter (Non-Rule 144A)
Exhibit L	Form of Request for Release
Exhibit M	Contents of Each Mortgage File
Exhibit N	[Reserved]
Exhibit O	Form of Certification to be provided with Form 10-K

-iv-

Exhibit P	Form of Trustee Certification to be provided to Depositor
Exhibit Q	Form of Servicer Certification to be provided to Depositor
Exhibit R	Form of Power of Attorney
Exhibit S	Representations and Warranties Agreement
Exhibit T	Servicing Criteria
Exhibit U	Additional Form 10-D Disclosure
Exhibit V	Additional Form 10-K Disclosure
Exhibit W	Form 8-K Disclosure Information
Exhibit X	Interest Rate Swap Agreement

-v-

THIS POOLING AND SERVICING AGREEMENT, dated as of [______], 20[__], among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the “Depositor”), [______________________], a [_____________] (the “Servicer”), [______________________], a [_____________] (the “Custodian”), and [______________________], a [_____________] (the “Trustee”).

W I T N E S S E T H:

In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

PRELIMINARY STATEMENT

The Trustee shall elect that eight segregated asset pools within the Trust Fund (exclusive of (i) the Prepayment Premiums, (ii) the Interest Rate Swap Agreement, (iii) the Supplemental Interest Trust, (iv) the Excess Reserve Fund Account and (v) the right of the LIBOR Certificates to receive Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and the obligation to pay Class IO Shortfalls) be treated for federal income tax purposes as comprising eight REMICs (each, a “Trust REMIC” or, in the alternative, Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC, the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC and the Class X REMIC, respectively).  The Class X Interest, Class IO Interest and each Class of LIBOR Certificates (other than the right of each Class of LIBOR Certificates to receive (i) Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and (ii) the obligation to pay Class IO Shortfalls) represents ownership of a regular interest in a REMIC for purposes of the REMIC Provisions.

The Class R Certificates represent ownership of the sole class of residual interest in each of Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC for purposes of the REMIC Provisions.  The Class RC Certificates represent ownership of the sole class of residual interest in the Pooling-Tier REMIC-1 for purposes of the REMIC Provisions.  The Class RX Certificates represent ownership of the sole class of residual interest in the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC and the Class X REMIC for purposes of the REMIC Provisions.  The Start-up Day for each REMIC described herein is the Closing Date.  The latest possible maturity date for each regular interest is the latest date referenced in Section 2.05.

The Class X REMIC shall hold as assets the Class UT-X Interest, the Class UT-IO Interest and the Class UT-3 Interest as set out below.  The Upper-Tier REMIC shall hold as assets the several classes of uncertificated Lower-Tier Regular Interests, set out below.  The Lower-Tier REMIC shall hold as assets the several classes of uncertificated Pooling-Tier REMIC-2 Regular Interests.  Pooling-Tier REMIC-2 shall hold as assets the several classes of uncertificated Pooling-Tier REMIC-1 Regular Interests.  Pooling-Tier REMIC-1 shall hold as assets the assets of the Trust Fund (exclusive of (i) the Prepayment Premiums, (ii) the Interest Rate Swap Agreement, (iii) the Supplemental Interest Trust, (iv) the Excess Reserve Fund Account and (v) the right of the LIBOR Certificates to receive Upper-Tier Carry Forward

Amounts and, without duplication, Basis Risk Carry Forward Amounts and the obligation to pay Class IO Shortfalls).  Each such Lower Tier Regular Interest is hereby designated as a regular interest in the Lower Tier REMIC.  The Class LT-A-1, Class LT-A-2A, Class LT-A-2B, Class LT-A-2C, Class LT-A-2D, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-M-6, Class LT-M-7, Class LT-M-8, Class LT-B-1, Class LT-B-2 and Class LT-B-3 Interests are hereby designated the LT-Accretion Directed Classes (the “LT-Accretion Directed Classes”).

The Class B-1 REMIC shall hold as an asset the Class B-1 Interest issued by the Upper-Tier REMIC, the Class B-1 Certificates shall represent ownership of the regular interest issued by the Class B-1 REMIC and the Class B1-R Interest shall represent the sole class residual interest in the Class B-1 REMIC.

The Class B-2 REMIC shall hold as an asset the Class B-2 Interest issued by the Upper-Tier REMIC, the Class B-2 Certificates shall represent ownership of the regular interest issued by the Class B-2 REMIC and the Class B2-R Interest shall represent the sole class residual interest in the Class B-2 REMIC.

The Class B-3 REMIC shall hold as an asset the Class B-3 Interest issued by the Upper-Tier REMIC, the Class B-3 Certificates shall represent ownership of the regular interest issued by the Class B-3 REMIC and the Class B3-R Interest shall represent the sole class residual interest in the Class B-3 REMIC.

The Class X REMIC shall hold as an asset the Class UT-X Interest, the Class UT-IO Interest and the Class UT-3 Interest issued by the Upper-Tier REMIC, the Class X Interest shall represent the regular interest issued by the Class X REMIC and the Class X-R Interest shall represent the sole class residual interest in the Class X REMIC.  The Class X Certificates represent beneficial ownership of the Class X Interest, the Supplemental Interest Trust and the Excess Reserve Fund Account.

For federal income tax purposes, each Class of LIBOR Certificates represents a beneficial ownership of a regular interest in the Upper-Tier REMIC, the right to receive Upper-Tier Carry Forward Amounts (and, without duplication, Basis Risk Carry Forward Amounts), the obligation to pay Class IO Shortfalls, the Class X Certificates represent beneficial ownership of the Class X Interest, the Class IO Interest, the Interest Rate Swap Agreement, the Supplemental Interest Trust, the Excess Reserve Fund Account, the right to receive Class IO Shortfalls, and the Class P Certificates represent beneficial ownership of the Prepayment Premiums, which portions of the Trust Fund shall be treated as a grantor trust.

Pooling-Tier REMIC-1

Pooling-Tier REMIC-1 shall issue the following interests in Pooling-Tier REMIC-1, and each such interest is hereby designated as a regular interest in the Pooling-Tier REMIC-1.  Pooling-Tier REMIC-1 Interests with an “I” in their designation shall relate to Loan Group I and Pooling Tier REMIC-1 Interests with a “II” in their designation shall relate to Loan Group II.  Pooling-Tier REMIC-1 shall also issue the Class RC Certificates.  The Class RC Certificates are hereby designated as the sole class of residual interest in Pooling-Tier REMIC-1.

The Class RC Certificates shall have a $[_______] Class Certificate Balance and shall have no interest rate.

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-I-1	(1)	$[_________]
Class PT1-I-2A	(2)	$[_________]
Class PT1-I-2B	(3)	$[_________]
Class PT1-I-3A	(2)	$[_________]
Class PT1-I-3B	(3)	$[_________]
Class PT1-I-4A	(2)	$[_________]
Class PT1-I-4B	(3)	$[_________]
Class PT1-I-5A	(2)	$[_________]
Class PT1-I-5B	(3)	$[_________]
Class PT1-I-6A	(2)	$[_________]
Class PT1-I-6B	(3)	$[_________]
Class PT1-I-7A	(2)	$[_________]
Class PT1-I-7B	(3)	$[_________]
Class PT1-I-8A	(2)	$[_________]
Class PT1-I-8B	(3)	$[_________]
Class PT1-I-9A	(2)	$[_________]
Class PT1-I-9B	(3)	$[_________]
Class PT1-I-10A	(2)	$[_________]
Class PT1-I-10B	(3)	$[_________]
Class PT1-I-11A	(2)	$[_________]
Class PT1-I-11B	(3)	$[_________]
Class PT1-I-12A	(2)	$[_________]
Class PT1-I-12B	(3)	$[_________]
Class PT1-I-13A	(2)	$[_________]
Class PT1-I-13B	(3)	$[_________]
Class PT1-I-14A	(2)	$[_________]
Class PT1-I-14B	(3)	$[_________]
Class PT1-I-15A	(2)	$[_________]
Class PT1-I-15B	(3)	$[_________]
Class PT1-I-16A	(2)	$[_________]
Class PT1-I-16B	(3)	$[_________]
Class PT1-I-17A	(2)	$[_________]
Class PT1-I-17B	(3)	$[_________]
Class PT1-I-18A	(2)	$[_________]
Class PT1-I-18B	(3)	$[_________]
Class PT1-I-19A	(2)	$[_________]
Class PT1-I-19B	(3)	$[_________]
Class PT1-I-20A	(2)	$[_________]
Class PT1-I-20B	(3)	$[_________]
Class PT1-I-21A	(2)	$[_________]
Class PT1-I-21B	(3)	$[_________]
Class PT1-I-22A	(2)	$[_________]
Class PT1-I-22B	(3)	$[_________]
Class PT1-I-23A	(2)	$[_________]
Class PT1-I-23B	(3)	$[_________]

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-I-24A	(2)	$[_________]
Class PT1-I-24B	(3)	$[_________]
Class PT1-I-25A	(2)	$[_________]
Class PT1-I-25B	(3)	$[_________]
Class PT1-I-26A	(2)	$[_________]
Class PT1-I-26B	(3)	$[_________]
Class PT1-I-27A	(2)	$[_________]
Class PT1-I-27B	(3)	$[_________]
Class PT1-I-28A	(2)	$[_________]
Class PT1-I-28B	(3)	$[_________]
Class PT1-I-29A	(2)	$[_________]
Class PT1-I-29B	(3)	$[_________]
Class PT1-I-30A	(2)	$[_________]
Class PT1-I-30B	(3)	$[_________]
Class PT1-I-31A	(2)	$[_________]
Class PT1-I-31B	(3)	$[_________]
Class PT1-I-32A	(2)	$[_________]
Class PT1-I-32B	(3)	$[_________]
Class PT1-I-33A	(2)	$[_________]
Class PT1-I-33B	(3)	$[_________]
Class PT1-I-34A	(2)	$[_________]
Class PT1-I-34B	(3)	$[_________]
Class PT1-I-35A	(2)	$[_________]
Class PT1-I-35B	(3)	$[_________]
Class PT1-I-36A	(2)	$[_________]
Class PT1-I-36B	(3)	$[_________]
Class PT1-I-37A	(2)	$[_________]
Class PT1-I-37B	(3)	$[_________]
Class PT1-I-38A	(2)	$[_________]
Class PT1-I-38B	(3)	$[_________]
Class PT1-I-39A	(2)	$[_________]
Class PT1-I-39B	(3)	$[_________]
Class PT1-I-40A	(2)	$[_________]
Class PT1-I-40B	(3)	$[_________]
Class PT1-I-41A	(2)	$[_________]
Class PT1-I-41B	(3)	$[_________]
Class PT1-I-42A	(2)	$[_________]
Class PT1-I-42B	(3)	$[_________]
Class PT1-I-43A	(2)	$[_________]
Class PT1-I-43B	(3)	$[_________]
Class PT1-I-44A	(2)	$[_________]
Class PT1-I-44B	(3)	$[_________]
Class PT1-I-45A	(2)	$[_________]
Class PT1-I-45B	(3)	$[_________]
Class PT1-I-46A	(2)	$[_________]
Class PT1-I-46B	(3)	$[_________]
Class PT1-I-47A	(2)	$[_________]

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-I-47B	(3)	$[_________]
Class PT1-I-48A	(2)	$[_________]
Class PT1-I-48B	(3)	$[_________]
Class PT1-I-49A	(2)	$[_________]
Class PT1-I-49B	(3)	$[_________]
Class PT1-I-50A	(2)	$[_________]
Class PT1-I-50B	(3)	$[_________]
Class PT1-I-51A	(2)	$[_________]
Class PT1-I-51B	(3)	$[_________]
Class PT1-I-52A	(2)	$[_________]
Class PT1-I-52B	(3)	$[_________]
Class PT1-I-53A	(2)	$[_________]
Class PT1-I-53B	(3)	$[_________]
Class PT1-I-54A	(2)	$[_________]
Class PT1-I-54B	(3)	$[_________]
Class PT1-I-55A	(2)	$[_________]
Class PT1-I-55B	(3)	$[_________]
Class PT1-I-56A	(2)	$[_________]
Class PT1-I-56B	(3)	$[_________]
Class PT1-I-57A	(2)	$[_________]
Class PT1-I-57B	(3)	$[_________]
Class PT1-I-58A	(2)	$[_________]
Class PT1-I-58B	(3)	$[_________]
Class PT1-I-59A	(2)	$[_________]
Class PT1-I-59B	(3)	$[_________]
Class PT1-I-60A	(2)	$[_________]
Class PT1-I-60B	(3)	$[_________]
Class PT1-I-61A	(2)	$[_________]
Class PT1-I-61B	(3)	$[_________]
Class PT1-II-1	(4)	$[_________]
Class PT1-II-2A	(5)	$[_________]
Class PT1-II-2B	(6)	$[_________]
Class PT1-II-3A	(5)	$[_________]
Class PT1-II-3B	(6)	$[_________]
Class PT1-II-4A	(5)	$[_________]
Class PT1-II-4B	(6)	$[_________]
Class PT1-II-5A	(5)	$[_________]
Class PT1-II-5B	(6)	$[_________]
Class PT1-II-6A	(5)	$[_________]
Class PT1-II-6B	(6)	$[_________]
Class PT1-II-7A	(5)	$[_________]
Class PT1-II-7B	(6)	$[_________]
Class PT1-II-8A	(5)	$[_________]
Class PT1-II-8B	(6)	$[_________]
Class PT1-II-9A	(5)	$[_________]
Class PT1-II-9B	(6)	$[_________]
Class PT1-II-10A	(5)	$[_________]

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-II-10B	(6)	$[_________]
Class PT1-II-11A	(5)	$[_________]
Class PT1-II-11B	(6)	$[_________]
Class PT1-II-12A	(5)	$[_________]
Class PT1-II-12B	(6)	$[_________]
Class PT1-II-13A	(5)	$[_________]
Class PT1-II-13B	(6)	$[_________]
Class PT1-II-14A	(5)	$[_________]
Class PT1-II-14B	(6)	$[_________]
Class PT1-II-15A	(5)	$[_________]
Class PT1-II-15B	(6)	$[_________]
Class PT1-II-16A	(5)	$[_________]
Class PT1-II-16B	(6)	$[_________]
Class PT1-II-17A	(5)	$[_________]
Class PT1-II-17B	(6)	$[_________]
Class PT1-II-18A	(5)	$[_________]
Class PT1-II-18B	(6)	$[_________]
Class PT1-II-19A	(5)	$[_________]
Class PT1-II-19B	(6)	$[_________]
Class PT1-II-20A	(5)	$[_________]
Class PT1-II-20B	(6)	$[_________]
Class PT1-II-21A	(5)	$[_________]
Class PT1-II-21B	(6)	$[_________]
Class PT1-II-22A	(5)	$[_________]
Class PT1-II-22B	(6)	$[_________]
Class PT1-II-23A	(5)	$[_________]
Class PT1-II-23B	(6)	$[_________]
Class PT1-II-24A	(5)	$[_________]
Class PT1-II-24B	(6)	$[_________]
Class PT1-II-25A	(5)	$[_________]
Class PT1-II-25B	(6)	$[_________]
Class PT1-II-26A	(5)	$[_________]
Class PT1-II-26B	(6)	$[_________]
Class PT1-II-27A	(5)	$[_________]
Class PT1-II-27B	(6)	$[_________]
Class PT1-II-28A	(5)	$[_________]
Class PT1-II-28B	(6)	$[_________]
Class PT1-II-29A	(5)	$[_________]
Class PT1-II-29B	(6)	$[_________]
Class PT1-II-30A	(5)	$[_________]
Class PT1-II-30B	(6)	$[_________]
Class PT1-II-31A	(5)	$[_________]
Class PT1-II-31B	(6)	$[_________]
Class PT1-II-32A	(5)	$[_________]
Class PT1-II-32B	(6)	$[_________]
Class PT1-II-33A	(5)	$[_________]
Class PT1-II-33B	(6)	$[_________]

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-II-34A	(5)	$[_________]
Class PT1-II-34B	(6)	$[_________]
Class PT1-II-35A	(5)	$[_________]
Class PT1-II-35B	(6)	$[_________]
Class PT1-II-36A	(5)	$[_________]
Class PT1-II-36B	(6)	$[_________]
Class PT1-II-37A	(5)	$[_________]
Class PT1-II-37B	(6)	$[_________]
Class PT1-II-38A	(5)	$[_________]
Class PT1-II-38B	(6)	$[_________]
Class PT1-II-39A	(5)	$[_________]
Class PT1-II-39B	(6)	$[_________]
Class PT1-II-40A	(5)	$[_________]
Class PT1-II-40B	(6)	$[_________]
Class PT1-II-41A	(5)	$[_________]
Class PT1-II-41B	(6)	$[_________]
Class PT1-II-42A	(5)	$[_________]
Class PT1-II-42B	(6)	$[_________]
Class PT1-II-43A	(5)	$[_________]
Class PT1-II-43B	(6)	$[_________]
Class PT1-II-44A	(5)	$[_________]
Class PT1-II-44B	(6)	$[_________]
Class PT1-II-45A	(5)	$[_________]
Class PT1-II-45B	(6)	$[_________]
Class PT1-II-46A	(5)	$[_________]
Class PT1-II-46B	(6)	$[_________]
Class PT1-II-47A	(5)	$[_________]
Class PT1-II-47B	(6)	$[_________]
Class PT1-II-48A	(5)	$[_________]
Class PT1-II-48B	(6)	$[_________]
Class PT1-II-49A	(5)	$[_________]
Class PT1-II-49B	(6)	$[_________]
Class PT1-II-50A	(5)	$[_________]
Class PT1-II-50B	(6)	$[_________]
Class PT1-II-51A	(5)	$[_________]
Class PT1-II-51B	(6)	$[_________]
Class PT1-II-52A	(5)	$[_________]
Class PT1-II-52B	(6)	$[_________]
Class PT1-II-53A	(5)	$[_________]
Class PT1-II-53B	(6)	$[_________]
Class PT1-II-54A	(5)	$[_________]
Class PT1-II-54B	(6)	$[_________]
Class PT1-II-55A	(5)	$[_________]
Class PT1-II-55B	(6)	$[_________]
Class PT1-II-56A	(5)	$[_________]
Class PT1-II-56B	(6)	$[_________]
Class PT1-II-57A	(5)	$[_________]

Pooling-Tier REMIC-1 Interest	Pooling-Tier REMIC-1 Interest Rate	Initial Pooling-Tier REMIC-1 Principal Amount
Class PT1-II-57B	(6)	$[_________]
Class PT1-II-58A	(5)	$[_________]
Class PT1-II-58B	(6)	$[_________]
Class PT1-II-59A	(5)	$[_________]
Class PT1-II-59B	(6)	$[_________]
Class PT1-II-60A	(5)	$[_________]
Class PT1-II-60B	(6)	$[_________]
Class PT1-II-61A	(5)	$[_________]
Class PT1-II-61B	(6)	$[_________]
Class PT1-R	(7)	$[_________]

(1)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the Pooling-Tier REMIC-1 Loan Group I WAC Rate.

(2)
For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group I WAC Rate, subject to a maximum rate of [______]%.

(3)
For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the excess, if any, of (A) the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group I WAC Rate over B) [______]%.

(4)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the Pooling-Tier REMIC-1 Loan Group II WAC Rate.

(5)
For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group II WAC Rate, subject to a maximum rate of [______]%.

(6)
For any Distribution Date (and the related Interest Accrual Period) this Pooling-Tier REMIC-1 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-1 Interest Rate”) equal to the excess, if any, of (A) the product of (i) 2 and (ii) the Pooling-Tier REMIC-1 Loan Group II WAC Rate over (B) [______]%.

(7)	The Class PT1-R Interest shall not bear interest.

On each Distribution Date, the Trustee shall first pay from the Trust Fund and charge as an expense of Pooling-Tier REMIC-1 all expenses of the Trust for such Distribution Date.  Such expense, other than Servicing Fees, the Custodian Fees and Trustee Fees, shall be allocated in the same manner as Realized Losses.

On each Distribution Date, the interest distributable in respect of the Mortgage Loans from the related Loan Group for such Distribution Date shall be deemed to be distributed to the Pooling-Tier REMIC-1 Regular Interests at the rates shown above.

On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group I Mortgage Loans shall be allocated to the Class RC Certificates pursuant to Section 4.02(a)(iii) until its Class Certificate Balance is reduced to zero, then to the outstanding Pooling-Tier REMIC-1 Regular Interest relating to Loan Group I with the lowest numerical denomination (other than the Class PT1-I-1 Interest) until the

Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero, provided that, with respect to Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-1 Regular Interests, and then to the Class PT1-I-1 Interest until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero.

On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group II Mortgage Loans shall be allocated to the outstanding Pooling-Tier REMIC-1 Regular Interest relating to Loan Group II with the lowest numerical denomination (other than the Class PT1-II-1 Interest) until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero, provided that, with respect to Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-1 Regular Interests, and then to the Class PT1-II-1 Interest until the Pooling-Tier REMIC-1 Principal Amount of such interest is reduced to zero.

Pooling-Tier REMIC-2

Pooling-Tier REMIC-2 shall issue the following interests in Pooling-Tier REMIC-2, and each such interest, other than the Class PT2-R Interest, is hereby designated as a regular interest in Pooling-Tier REMIC-2.  Pooling-Tier REMIC-2 Interests with an “I” in their designation shall relate to Loan Group I and Pooling Tier REMIC-2 Interests with a “II” in their designation shall relate to Loan Group II.  The Class PT2-R Interest is hereby designated as the sole class of residual interest in Pooling-Tier REMIC-2 and shall be represented by the Class R Certificates.
Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-I-1	(1)	$[_________]	N/A	N/A	N/A
Class PT2-I-2A	(2)	$[_________]	Class PT2 I-IO-2	N/A	N/A
Class PT2-I-2B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-3A	(2)	$[_________]	Class PT2 I-IO-3	N/A	N/A
Class PT2-I-3B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-4A	(2)	$[_________]	Class PT2 I-IO-4	N/A	N/A
Class PT2-I-4B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-5A	(2)	$[_________]	Class PT2 I-IO-5	N/A	N/A
Class PT2-I-5B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-6A	(2)	$[_________]	Class PT2 I-IO-6	N/A	N/A
Class PT2-I-6B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-7A	(2)	$[_________]	Class PT2 I-IO-7	N/A	N/A
Class PT2-I-7B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-8A	(2)	$[_________]	Class PT2 I-IO-8	N/A	N/A
Class PT2-I-8B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-9A	(2)	$[_________]	Class PT2 I-IO-9	N/A	N/A
Class PT2-I-9B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-10A	(2)	$[_________]	Class PT2 I-IO-10	N/A	N/A
Class PT2-I-10B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-11A	(2)	$[_________]	Class PT2 I-IO-11	N/A	N/A

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-I-11B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-12A	(2)	$[_________]	Class PT2 I-IO-12	N/A	N/A
Class PT2-I-12B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-13A	(2)	$[_________]	Class PT2 I-IO-13	N/A	N/A
Class PT2-I-13B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-14A	(2)	$[_________]	Class PT2 I-IO-14	N/A	N/A
Class PT2-I-14B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-15A	(2)	$[_________]	Class PT2 I-IO-15	N/A	N/A
Class PT2-I-15B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-16A	(2)	$[_________]	Class PT2 I-IO-16	N/A	N/A
Class PT2-I-16B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-17A	(2)	$[_________]	Class PT2 I-IO-17	N/A	N/A
Class PT2-I-17B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-18A	(2)	$[_________]	Class PT2 I-IO-18	N/A	N/A
Class PT2-I-18B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-19A	(2)	$[_________]	Class PT2 I-IO-19	N/A	N/A
Class PT2-I-19B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-20A	(2)	$[_________]	Class PT2 I-IO-20	N/A	N/A
Class PT2-I-20B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-21A	(2)	$[_________]	Class PT2 I-IO-21	N/A	N/A
Class PT2-I-21B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-22A	(2)	$[_________]	Class PT2 I-IO-22	N/A	N/A
Class PT2-I-22B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-23A	(2)	$[_________]	Class PT2 I-IO-23	N/A	N/A
Class PT2-I-23B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-24A	(2)	$[_________]	Class PT2 I-IO-24	N/A	N/A
Class PT2-I-24B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-25A	(2)	$[_________]	Class PT2 I-IO-25	N/A	N/A
Class PT2-I-25B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-26A	(2)	$[_________]	Class PT2 I-IO-26	N/A	N/A
Class PT2-I-26B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-27A	(2)	$[_________]	Class PT2 I-IO-27	N/A	N/A
Class PT2-I-27B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-28A	(2)	$[_________]	Class PT2 I-IO-28	N/A	N/A
Class PT2-I-28B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-29A	(2)	$[_________]	Class PT2 I-IO-29	N/A	N/A
Class PT2-I-29B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-30A	(2)	$[_________]	Class PT2 I-IO-30	N/A	N/A
Class PT2-I-30B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-31A	(2)	$[_________]	Class PT2 I-IO-31	N/A	N/A
Class PT2-I-31B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-32A	(2)	$[_________]	Class PT2 I-IO-32	N/A	N/A
Class PT2-I-32B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-33A	(2)	$[_________]	Class PT2 I-IO-33	N/A	N/A
Class PT2-I-33B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-34A	(2)	$[_________]	Class PT2 I-IO-34	N/A	N/A
Class PT2-I-34B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-35A	(2)	$[_________]	Class PT2 I-IO-35	N/A	N/A
Class PT2-I-35B	(3)	$[_________]	N/A	N/A	N/A

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-I-36A	(2)	$[_________]	Class PT2 I-IO-36	N/A	N/A
Class PT2-I-36B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-37A	(2)	$[_________]	Class PT2 I-IO-37	N/A	N/A
Class PT2-I-37B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-38A	(2)	$[_________]	Class PT2 I-IO-38	N/A	N/A
Class PT2-I-38B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-39A	(2)	$[_________]	Class PT2 I-IO-39	N/A	N/A
Class PT2-I-39B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-40A	(2)	$[_________]	Class PT2 I-IO-40	N/A	N/A
Class PT2-I-40B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-41A	(2)	$[_________]	Class PT2 I-IO-41	N/A	N/A
Class PT2-I-41B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-42A	(2)	$[_________]	Class PT2 I-IO-42	N/A	N/A
Class PT2-I-42B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-43A	(2)	$[_________]	Class PT2 I-IO-43	N/A	N/A
Class PT2-I-43B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-44A	(2)	$[_________]	Class PT2 I-IO-44	N/A	N/A
Class PT2-I-44B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-45A	(2)	$[_________]	Class PT2 I-IO-45	N/A	N/A
Class PT2-I-45B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-46A	(2)	$[_________]	Class PT2 I-IO-46	N/A	N/A
Class PT2-I-46B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-47A	(2)	$[_________]	Class PT2 I-IO-47	N/A	N/A
Class PT2-I-47B	(3)	$[_________]	N/A	N/A	/A
Class PT2-I-48A	(2)	$[_________]	Class PT2 I-IO-48	N/A	N/A
Class PT2-I-48B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-49A	(2)	$[_________]	Class PT2 I-IO-49	N/A	N/A
Class PT2-I-49B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-50A	(2)	$[_________]	Class PT2 I-IO-50	N/A	N/A
Class PT2-I-50B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-51A	(2)	$[_________]	Class PT2 I-IO-51	N/A	N/A
Class PT2-I-51B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-52A	(2)	$[_________]	Class PT2 I-IO-52	N/A	N/A
Class PT2-I-52B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-53A	(2)	$[_________]	Class PT2 I-IO-53	N/A	N/A
Class PT2-I-53B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-54A	(2)	$[_________]	Class PT2 I-IO-54	N/A	N/A
Class PT2-I-54B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-55A	(2)	$[_________]	Class PT2 I-IO-55	N/A	N/A
Class PT2-I-55B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-56A	(2)	$[_________]	Class PT2 I-IO-56	N/A	N/A
Class PT2-I-56B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-57A	(2)	$[_________]	Class PT2 I-IO-57	N/A	N/A
Class PT2-I-57B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-58A	(2)	$[_________]	Class PT2 I-IO-58	N/A	N/A
Class PT2-I-58B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-59A	(2)	$[_________]	Class PT2 I-IO-59	N/A	N/A
Class PT2-I-59B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-60A	(2)	$[_________]	Class PT2 I-IO-60	N/A	N/A

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-I-60B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-61A	(2)	$[_________]	Class PT2 I-IO-61	N/A	N/A
Class PT2-I-61B	(3)	$[_________]	N/A	N/A	N/A
Class PT2-I-IO-2	(4)	(4)	N/A	Class PT1 I-2A	[_______]
Class PT2-I-IO-3	(4)	(4)	N/A	Class PT1 I-3A	[_______]
Class PT2-I-IO-4	(4)	(4)	N/A	Class PT1 I-4A	[_______]
Class PT2-I-IO-5	(4)	(4)	N/A	Class PT1 I-5A	[_______]
Class PT2-I-IO-6	(4)	(4)	N/A	Class PT1 I-6A	[_______]
Class PT2-I-IO-7	(4)	(4)	N/A	Class PT1 I-7A	[_______]
Class PT2-I-IO-8	(4)	(4)	N/A	Class PT1 I-8A	[_______]
Class PT2-I-IO-9	(4)	(4)	N/A	Class PT1 I-9A	[_______]
Class PT2-I-IO-10	(4)	(4)	N/A	Class PT1 I-10A	[_______]
Class PT2-I-IO-11	(4)	(4)	N/A	Class PT1 I-11A	[_______]
Class PT2-I-IO-12	(4)	(4)	N/A	Class PT1 I-12A	[_______]
Class PT2-I-IO-13	(4)	(4)	N/A	Class PT1 I-13A	[_______]
Class PT2-I-IO-14	(4)	(4)	N/A	Class PT1 I-14A	[_______]
Class PT2-I-IO-15	(4)	(4)	N/A	Class PT1 I-15A	[_______]
Class PT2-I-IO-16	(4)	(4)	N/A	Class PT1 I-16A	[_______]
Class PT2-I-IO-17	(4)	(4)	N/A	Class PT1 I-17A	[_______]
Class PT2-I-IO-18	(4)	(4)	N/A	Class PT1 I-18A	[_______]
Class PT2-I-IO-19	(4)	(4)	N/A	Class PT1 I-19A	[_______]
Class PT2-I-IO-20	(4)	(4)	N/A	Class PT1 I-20A	[_______]
Class PT2-I-IO-21	(4)	(4)	N/A	Class PT1 I-21A	[_______]
Class PT2-I-IO-22	(4)	(4)	N/A	Class PT1 I-22A	[_______]
Class PT2-I-IO-23	(4)	(4)	N/A	Class PT1 I-23A	[_______]
Class PT2-I-IO-24	(4)	(4)	N/A	Class PT1 I-24A	[_______]
Class PT2-I-IO-25	(4)	(4)	N/A	Class PT1 I-25A	[_______]
Class PT2-I-IO-26	(4)	(4)	N/A	Class PT1 I-26A	[_______]
Class PT2-I-IO-27	(4)	(4)	N/A	Class PT1 I-27A	[_______]
Class PT2-I-IO-28	(4)	(4)	N/A	Class PT1 I-28A	[_______]
Class PT2-I-IO-29	(4)	(4)	N/A	Class PT1 I-29A	[_______]
Class PT2-I-IO-30	(4)	(4)	N/A	Class PT1 I-30A	[_______]
Class PT2-I-IO-31	(4)	(4)	N/A	Class PT1 I-31A	[_______]
Class PT2-I-IO-32	(4)	(4)	N/A	Class PT1 I-32A	[_______]
Class PT2-I-IO-33	(4)	(4)	N/A	Class PT1 I-33A	[_______]
Class PT2-I-IO-34	(4)	(4)	N/A	Class PT1 I-34A	[_______]
Class PT2-I-IO-35	(4)	(4)	N/A	Class PT1 I-35A	[_______]
Class PT2-I-IO-36	(4)	(4)	N/A	Class PT1 I-36A	[_______]
Class PT2-I-IO-37	(4)	(4)	N/A	Class PT1 I-37A	[_______]
Class PT2-I-IO-38	(4)	(4)	N/A	Class PT1 I-38A	[_______]
Class PT2-I-IO-39	(4)	(4)	N/A	Class PT1 I-39A	[_______]
Class PT2-I-IO-40	(4)	(4)	N/A	Class PT1 I-40A	[_______]
Class PT2-I-IO-41	(4)	(4)	N/A	Class PT1 I-41A	[_______]
Class PT2-I-IO-42	(4)	(4)	N/A	Class PT1 I-42A	[_______]
Class PT2-I-IO-43	(4)	(4)	N/A	Class PT1 I-43A	[_______]
Class PT2-I-IO-44	(4)	(4)	N/A	Class PT1 I-44A	[_______]
Class PT2-I-IO-45	(4)	(4)	N/A	Class PT1 I-45A	[_______]
Class PT2-I-IO-46	(4)	(4)	N/A	Class PT1 I-46A	[_______]
Class PT2-I-IO-47	(4)	(4)	N/A	Class PT1 I-47A	[_______]

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-I-IO-48	(4)	(4)	N/A	Class PT1 I-48A	[_______]
Class PT2-I-IO-49	(4)	(4)	N/A	Class PT1 I-49A	[_______]
Class PT2-I-IO-50	(4)	(4)	N/A	Class PT1 I-50A	[_______]
Class PT2-I-IO-51	(4)	(4)	N/A	Class PT1 I-51A	[_______]
Class PT2-I-IO-52	(4)	(4)	N/A	Class PT1 I-52A	[_______]
Class PT2-I-IO-53	(4)	(4)	N/A	Class PT1 I-53A	[_______]
Class PT2-I-IO-54	(4)	(4)	N/A	Class PT1 I-54A	[_______]
Class PT2-I-IO-55	(4)	(4)	N/A	Class PT1 I-55A	[_______]
Class PT2-I-IO-56	(4)	(4)	N/A	Class PT1 I-56A	[_______]
Class PT2-I-IO-57	(4)	(4)	N/A	Class PT1 I-57A	[_______]
Class PT2-I-IO-58	(4)	(4)	N/A	Class PT1 I-58A	[_______]
Class PT2-I-IO-59	(4)	(4)	N/A	Class PT1 I-59A	[_______]
Class PT2-I-IO-60	(4)	(4)	N/A	Class PT1 I-60A	[_______]
Class PT2-I-IO-61	(4)	(4)	N/A	Class PT1 I-61A	[_______]
Class PT2-II-1	(5)	$[_________]	N/A	N/A	N/A
Class PT2-II-2A	(6)	$[_________]	Class PT2-II-IO-2	N/A	N/A
Class PT2-II-2B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-3A	(6)	$[_________]	Class PT2-II-IO-3	N/A	N/A
Class PT2-II-3B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-4A	(6)	$[_________]	Class PT2-II-IO-4	N/A	N/A
Class PT2-II-4B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-5A	(6)	$[_________]	Class PT2-II-IO-5	N/A	N/A
Class PT2-II-5B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-6A	(6)	$[_________]	Class PT2-II-IO-6	N/A	N/A
Class PT2-II-6B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-7A	(6)	$[_________]	Class PT2-II-IO-7	N/A	N/A
Class PT2-II-7B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-8A	(6)	$[_________]	Class PT2-II-IO-8	N/A	N/A
Class PT2-II-8B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-9A	(6)	$[_________]	Class PT2-II-IO-9	N/A	N/A
Class PT2-II-9B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-10A	(6)	$[_________]	Class PT2-II-IO-10	N/A	N/A
Class PT2-II-10B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-11A	(6)	$[_________]	Class PT2-II-IO-11	N/A	N/A
Class PT2-II-11B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-12A	(6)	$[_________]	Class PT2-II-IO-12	N/A	N/A
Class PT2-II-12B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-13A	(6)	$[_________]	Class PT2-II-IO-13	N/A	N/A
Class PT2-II-13B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-14A	(6)	$[_________]	Class PT2-II-IO-14	N/A	N/A
Class PT2-II-14B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-15A	(6)	$[_________]	Class PT2-II-IO-15	N/A	N/A
Class PT2-II-15B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-16A	(6)	$[_________]	Class PT2-II-IO-16	N/A	N/A
Class PT2-II-16B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-17A	(6)	$[_________]	Class PT2-II-IO-17	N/A	N/A
Class PT2-II-17B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-18A	(6)	$[_________]	Class PT2-II-IO-18	N/A	N/A
Class PT2-II-18B	(7)	$[_________]	N/A	N/A	N/A

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-II-19A	(6)	$[_________]	Class PT2-II-IO-19	N/A	N/A
Class PT2-II-19B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-20A	(6)	$[_________]	Class PT2-II-IO-20	N/A	N/A
Class PT2-II-20B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-21A	(6)	$[_________]	Class PT2-II-IO-21	N/A	N/A
Class PT2-II-21B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-22A	(6)	$[_________]	Class PT2-II-IO-22	N/A	N/A
Class PT2-II-22B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-23A	(6)	$[_________]	Class PT2-II-IO-23	N/A	N/A
Class PT2-II-23B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-24A	(6)	$[_________]	Class PT2-II-IO-24	N/A	N/A
Class PT2-II-24B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-25A	(6)	$[_________]	Class PT2-II-IO-25	N/A	N/A
Class PT2-II-25B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-26A	(6)	$[_________]	Class PT2-II-IO-26	N/A	N/A
Class PT2-II-26B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-27A	(6)	$[_________]	Class PT2-II-IO-27	N/A	N/A
Class PT2-II-27B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-28A	(6)	$[_________]	Class PT2-II-IO-28	N/A	N/A
Class PT2-II-28B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-29A	(6)	$[_________]	Class PT2-II-IO-29	N/A	N/A
Class PT2-II-29B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-30A	(6)	$[_________]	Class PT2-II-IO-30	N/A	N/A
Class PT2-II-30B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-31A	(6)	$[_________]	Class PT2-II-IO-31	N/A	N/A
Class PT2-II-31B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-32A	(6)	$[_________]	Class PT2-II-IO-32	N/A	N/A
Class PT2-II-32B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-33A	(6)	$[_________]	Class PT2-II-IO-33	N/A	N/A
Class PT2-II-33B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-34A	(6)	$[_________]	Class PT2-II-IO-34	N/A	N/A
Class PT2-II-34B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-35A	(6)	$[_________]	Class PT2-II-IO-35	N/A	N/A
Class PT2-II-35B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-36A	(6)	$[_________]	Class PT2-II-IO-36	N/A	N/A
Class PT2-II-36B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-37A	(6)	$[_________]	Class PT2-II-IO-37	N/A	N/A
Class PT2-II-37B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-38A	(6)	$[_________]	Class PT2-II-IO-38	N/A	N/A
Class PT2-II-38B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-39A	(6)	$[_________]	Class PT2-II-IO-39	N/A	N/A
Class PT2-II-39B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-40A	(6)	$[_________]	Class PT2-II-IO-40	N/A	N/A
Class PT2-II-40B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-41A	(6)	$[_________]	Class PT2-II-IO-41	N/A	N/A
Class PT2-II-41B	(7)	$[_________]	N/A	N/A	N/A
Class PT2-II-42A	(6)	$[_________]	Class PT2-II-IO-42	N/A	N/A
Class PT2-II-42B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-43A	(6)	$[_________]	Class PT2-II-IO-43	N/A	[_______]

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-II-43B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-44A	(6)	$[_________]	Class PT2-II-IO-44	N/A	[_______]
Class PT2-II-44B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-45A	(6)	$[_________]	Class PT2-II-IO-45	N/A	[_______]
Class PT2-II-45B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-46A	(6)	$[_________]	Class PT2-II-IO-46	N/A	[_______]
Class PT2-II-46B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-47A	(6)	$[_________]	Class PT2-II-IO-47	N/A	[_______]
Class PT2-II-47B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-48A	(6)	$[_________]	Class PT2-II-IO-48	N/A	[_______]
Class PT2-II-48B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-49A	(6)	$[_________]	Class PT2-II-IO-49	N/A	[_______]
Class PT2-II-49B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-50A	(6)	$[_________]	Class PT2-II-IO-50	N/A	[_______]
Class PT2-II-50B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-51A	(6)	$[_________]	Class PT2-II-IO-51	N/A	[_______]
Class PT2-II-51B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-52A	(6)	$[_________]	Class PT2-II-IO-52	N/A	[_______]
Class PT2-II-52B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-53A	(6)	$[_________]	Class PT2-II-IO-53	N/A	[_______]
Class PT2-II-53B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-54A	(6)	$[_________]	Class PT2-II-IO-54	N/A	[_______]
Class PT2-II-54B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-55A	(6)	$[_________]	Class PT2-II-IO-55	N/A	[_______]
Class PT2-II-55B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-56A	(6)	$[_________]	Class PT2-II-IO-56	N/A	[_______]
Class PT2-II-56B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-57A	(6)	$[_________]	Class PT2-II-IO-57	N/A	[_______]
Class PT2-II-57B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-58A	(6)	$[_________]	Class PT2-II-IO-58	N/A	[_______]
Class PT2-II-58B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-59A	(6)	$[_________]	Class PT2-II-IO-59	N/A	[_______]
Class PT2-II-59B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-60A	(6)	$[_________]	Class PT2-II-IO-60	N/A	[_______]
Class PT2-II-60B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-61A	(6)	$[_________]	Class PT2-II-IO-61	N/A	[_______]
Class PT2-II-61B	(7)	$[_________]	N/A	N/A	[_______]
Class PT2-II-IO-2	(4)	(4)	N/A	Class PT1-II-2A	[_______]
Class PT2-II-IO-3	(4)	(4)	N/A	Class PT1-II-3A	[_______]
Class PT2-II-IO-4	(4)	(4)	N/A	Class PT1-II-4A	[_______]
Class PT2-II-IO-5	(4)	(4)	N/A	Class PT1-II-5A	[_______]
Class PT2-II-IO-6	(4)	(4)	N/A	Class PT1-II-6A	[_______]
Class PT2-II-IO-7	(4)	(4)	N/A	Class PT1-II-7A	[_______]
Class PT2-II-IO-8	(4)	(4)	N/A	Class PT1-II-8A	[_______]
Class PT2-II-IO-9	(4)	(4)	N/A	Class PT1-II-9A	[_______]
Class PT2-II-IO-10	(4)	(4)	N/A	Class PT1-II-10A	[_______]
Class PT2-II-IO-11	(4)	(4)	N/A	Class PT1-II-11A	[_______]
Class PT2-II-IO-12	(4)	(4)	N/A	Class PT1-II-12A	[_______]
Class PT2-II-IO-13	(4)	(4)	N/A	Class PT1-II-13A	[_______]

Pooling Tier REMIC 2 Interest	Pooling-Tier REMIC-2 Interest Rate	Pooling-Tier REMIC-2 Initial Principal Amount	Corresponding Pooling Tier REMIC 2 IO	Corresponding Pooling Tier REMIC 1 Regular Interest	Corresponding Scheduled Crossover Distribution Date
Class PT2-II-IO-14	(4)	(4)	N/A	Class PT1-II-14A	[_______]
Class PT2-II-IO-15	(4)	(4)	N/A	Class PT1-II-15A	[_______]
Class PT2-II-IO-16	(4)	(4)	N/A	Class PT1-II-16A	[_______]
Class PT2-II-IO-17	(4)	(4)	N/A	Class PT1-II-17A	[_______]
Class PT2-II-IO-18	(4)	(4)	N/A	Class PT1-II-18A	[_______]
Class PT2-II-IO-19	(4)	(4)	N/A	Class PT1-II-19A	[_______]
Class PT2-II-IO-20	(4)	(4)	N/A	Class PT1-II-20A	[_______]
Class PT2-II-IO-21	(4)	(4)	N/A	Class PT1-II-21A	[_______]
Class PT2-II-IO-22	(4)	(4)	N/A	Class PT1-II-22A	[_______]
Class PT2-II-IO-23	(4)	(4)	N/A	Class PT1-II-23A	[_______]
Class PT2-II-IO-24	(4)	(4)	N/A	Class PT1-II-24A	[_______]
Class PT2-II-IO-25	(4)	(4)	N/A	Class PT1-II-25A	[_______]
Class PT2-II-IO-26	(4)	(4)	N/A	Class PT1-II-26A	[_______]
Class PT2-II-IO-27	(4)	(4)	N/A	Class PT1-II-27A	[_______]
Class PT2-II-IO-28	(4)	(4)	N/A	Class PT1-II-28A	[_______]
Class PT2-II-IO-29	(4)	(4)	N/A	Class PT1-II-29A	[_______]
Class PT2-II-IO-30	(4)	(4)	N/A	Class PT1-II-30A	[_______]
Class PT2-II-IO-31	(4)	(4)	N/A	Class PT1-II-31A	[_______]
Class PT2-II-IO-32	(4)	(4)	N/A	Class PT1-II-32A	[_______]
Class PT2-II-IO-33	(4)	(4)	N/A	Class PT1-II-33A	[_______]
Class PT2-II-IO-34	(4)	(4)	N/A	Class PT1-II-34A	[_______]
Class PT2-II-IO-35	(4)	(4)	N/A	Class PT1-II-35A	[_______]
Class PT2-II-IO-36	(4)	(4)	N/A	Class PT1-II-36A	[_______]
Class PT2-II-IO-37	(4)	(4)	N/A	Class PT1-II-37A	[_______]
Class PT2-II-IO-38	(4)	(4)	N/A	Class PT1-II-38A	[_______]
Class PT2-II-IO-39	(4)	(4)	N/A	Class PT1-II-39A	[_______]
Class PT2-II-IO-40	(4)	(4)	N/A	Class PT1-II-40A	[_______]
Class PT2-II-IO-41	(4)	(4)	N/A	Class PT1-II-41A	[_______]
Class PT2-II-IO-42	(4)	(4)	N/A	Class PT1-II-42A	[_______]
Class PT2-II-IO-43	(4)	(4)	N/A	Class PT1-II-43A	[_______]
Class PT2-II-IO-44	(4)	(4)	N/A	Class PT1-II-44A	[_______]
Class PT2-II-IO-45	(4)	(4)	N/A	Class PT1-II-45A	[_______]
Class PT2-II-IO-46	(4)	(4)	N/A	Class PT1-II-46A	[_______]
Class PT2-II-IO-47	(4)	(4)	N/A	Class PT1-II-47A	[_______]
Class PT2-II-IO-48	(4)	(4)	N/A	Class PT1-II-48A	[_______]
Class PT2-II-IO-49	(4)	(4)	N/A	Class PT1-II-49A	[_______]
Class PT2-II-IO-50	(4)	(4)	N/A	Class PT1-II-50A	[_______]
Class PT2-II-IO-51	(4)	(4)	N/A	Class PT1-II-51A	[_______]
Class PT2-II-IO-52	(4)	(4)	N/A	Class PT1-II-52A	[_______]
Class PT2-II-IO-53	(4)	(4)	N/A	Class PT1-II-53A	[_______]
Class PT2-II-IO-54	(4)	(4)	N/A	Class PT1-II-54A	[_______]
Class PT2-II-IO-55	(4)	(4)	N/A	Class PT1-II-55A	[_______]
Class PT2-II-IO-56	(4)	(4)	N/A	Class PT1-II-56A	[_______]
Class PT2-II-IO-57	(4)	(4)	N/A	Class PT1-II-57A	[_______]
Class PT2-II-IO-58	(4)	(4)	N/A	Class PT1-II-58A	[_______]
Class PT2-II-IO-59	(4)	(4)	N/A	Class PT1-II-59A	[_______]
Class PT2-II-IO-60	(4)	(4)	N/A	Class PT1-II-60A	[_______]
Class PT2-II-IO-61	(4)	(4)	N/A	Class PT1-II-61A	[_______]
Class PT2-R	(8)	$50.00	N/A	N/A	N/A

(1)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the Pooling-Tier REMIC-1 Loan Group I WAC Rate.

(2)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having an “A” in their class designation, provided that, on each Distribution Date on which interest is distributable on the Corresponding Pooling-Tier REMIC-2 IO Interest, this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate equal to Swap LIBOR subject to a maximum rate equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having an “A” in their class designation.

(3)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group I and having a “B” in their class designation.

(4)
Each Pooling-Tier REMIC-2 IO is an interest-only interest and does not have a principal balance but has a notional balance (“Pooling-Tier REMIC-2 IO Notional Balance”) equal to the Pooling-Tier REMIC-2 Principal Amount of the Corresponding Pooling-Tier REMIC-1 Regular Interest.  From the Closing Date through and including the Corresponding Actual Crossover Distribution Date, each Pooling-Tier REMIC-2 IO Interest shall be entitled to receive interest that accrues on the Corresponding Pooling-Tier REMIC-1 Regular Interest at a rate equal to the excess, if any, of (i) the Pooling-Tier REMIC-1 Interest Rate for the Corresponding Pooling-Tier REMIC-1 Regular Interest over (ii) Swap LIBOR.  After the Corresponding Actual Crossover Distribution Date, the Pooling-Tier REMIC-2 IO Interest shall not accrue interest.

(5)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the Pooling-Tier REMIC-1 Loan Group II WAC Rate.

(6)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having an “A” in their class designation, provided that, on each Distribution Date on which interest is distributable on the Corresponding Pooling-Tier REMIC-2 IO Interest, this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate equal to Swap LIBOR subject to a maximum rate equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having an “A” in their class designation.

(7)
For any Distribution Date (and the related Interest Accrual Period), this Pooling-Tier REMIC-2 Regular Interest shall bear interest at a per annum rate (its “Pooling-Tier REMIC-2 Interest Rate”) equal to the weighted average of the Pooling-Tier REMIC-1 Interest Rates on the Pooling-Tier REMIC-1 Regular Interests relating to Loan Group II and having a “B” in their class designation.

(8)	The Class PT2-R Interest shall not bear interest.

On each Distribution Date, the interest distributable in respect of the Mortgage Loans for such Distribution Date shall be distributed to the Pooling-Tier REMIC-2 Regular Interests at the Pooling-Tier REMIC-2 Interest Rates shown above.

On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group I Mortgage Loans shall be allocated to the Class R Certificates in respect of the Class PT2-R Interest pursuant to Section 4.02(a)(ii) until its Class Certificate Balance is reduced to zero, then to the outstanding Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests) relating to Loan Group I with the lowest numerical denomination (other than the Class PT2-I-1 Interest) until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero, provided that, for Pooling-Tier REMIC-2 Regular Interests relating to Loan Group I with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-2 Regular Interests, and then to the Class PT2-I-1 Interest until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero.

On each Distribution Date, Realized Losses, Subsequent Recoveries and payments of principal in respect of the Group II Mortgage Loans shall be allocated to the outstanding Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests) relating to Loan Group II with the lowest numerical denomination (other than the Class PT2-II-1 Interest) until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero, provided that, for Pooling-Tier REMIC-2 Regular Interests relating to Loan Group II with the same numerical denomination, such Realized Losses and payments of principal shall be allocated pro rata between such Pooling-Tier REMIC-2 Regular Interests, and then to the Class PT2-II-1 Interest until the Pooling-Tier REMIC-2 Principal Amount of such interest is reduced to zero.

Lower-Tier REMIC

The Lower-Tier REMIC shall issue the following interests, and each such interest, other than the Class LT-R Interest, is hereby designated as a regular interest in the Lower-Tier REMIC.  The Class LT-R Interest is hereby designated as the sole class of residual interest in the Lower-Tier REMIC and shall be represented by the Class R Certificates.

Lower-Tier REMIC Interest	Lower-Tier Interest Rate	Initial Lower-Tier Principal Amount	Corresponding Upper-Tier REMIC Regular Interest
Class LT-A-1	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	A-1
Class LT-A-2A	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	A-2A
Class LT-A-2B	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	A-2B
Class LT-A-2C	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	A-2C
Class LT-A-2D	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	A-2D
Class LT-M-1	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-1
Class LT-M-2	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-2
Class LT-M-3	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-3
Class LT-M-4	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-4
Class LT-M-5	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-5
Class LT-M-6	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-6
Class LT-M-7	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-7
Class LT-M-8	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	M-8

Lower-Tier REMIC Interest	Lower-Tier Interest Rate	Initial Lower-Tier Principal Amount	Corresponding Upper-Tier REMIC Regular Interest
Class LT-B-1	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	B-1
Class LT-B-2	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	B-2
Class LT-B-3	(1)	½ initial Class Certificate Balance of Corresponding Upper-Tier REMIC Regular Interest	B-3
Class LT-Accrual	(1)	½ Pool Principal Balance plus ½ Overcollateralized Amount, less the Initial Lower-Tier Principal Amounts of the Class LT-Group I, Class LT-Group II and Class LT-3 Interests, less $150	N/A
Class LT-Group I	(2)	0.001% aggregate Stated Principal Balance of Group I Mortgage Loans(4)	N/A
Class LT-Group II	(3)	0.001% aggregate Stated Principal Balance of Group II Mortgage Loans(4)	N/A
Class LT-IO	(5)	(5)	N/A
Class LT-3	(6)	$50.00
Class LT-R	(7)	(7)	N/A

(1)
The interest rate with respect to any Distribution Date for these interests is a per annum variable rate equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling-Tier REMIC-2 IO Interests).

(2)
The interest rate with respect to any Distribution Date for the Class LT-Group I Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling Tier REMIC-2 IO Interests) relating to Loan Group I.

(3)
The interest rate with respect to any Distribution Date for the Class LT-Group II Interest is a per annum variable rate (expressed as a percentage rounded to eight decimal places) equal to the weighted average of the Pooling-Tier REMIC-2 Interest Rates of the Pooling-Tier REMIC-2 Regular Interests (other than the Pooling Tier REMIC-2 IO Interests) relating to Loan Group II.

(4)	For all Distribution Dates, the Lower-Tier Principal Amount of these Lower-Tier Regular Interests shall be rounded to eight decimal places.

(5)
This Lower-Tier Regular Interest is an interest-only interest and does not have a Lower-Tier Principal Amount.  On each Distribution Date, this Lower-Tier Regular Interest shall be entitled to receive all interest distributable on the Pooling-Tier REMIC-2 IO Interests.

(6)	This Lower-Tier Regular Interest shall not be entitled to interest and shall have a Lower-Tier Principal Amount at all times equal to the Class Certificate Balance of the Class RX Certificates.

(7)	The Class LT-R Interest does not have a principal amount or an interest rate.

Each Lower-Tier Regular Interest is hereby designated as a regular interest in the Lower-Tier REMIC.  The Class LT-A-1, Class LT-A-2A, Class LT-A-2B, Class LT-A-2C, Class LT-A-2D, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-M-6, Class LT-M-7, Class LT-M-8, Class LT-B-1, Class LT-B-2 and Class LT-B-3 Interests are hereby designated the LT-Accretion Directed Classes (the “LT-Accretion Directed Classes”).

On each Distribution Date, 50% of the increase in the Overcollateralized Amount shall be payable as a reduction of the Lower-Tier Principal Amount of the LT-Accretion Directed Classes (each such Class will be reduced by an amount equal to 50% of any increase in the Overcollateralized Amount that is attributable to a reduction in the Class Certificate Balance of its Corresponding Class) and shall be accrued and added to the Lower-Tier Principal Amount of the Class LT-Accrual Interest.  On each Distribution Date, the increase in the Lower-Tier Principal Amount of the Class LT-Accrual Interest shall not exceed interest accruals for such Distribution Date for the Class LT-Accrual Interest.  In the event that:  (i) 50% of the increase in the Overcollateralized Amount exceeds (ii) interest accruals on the Class LT-Accrual Interest for such Distribution Date, the excess for such Distribution Date (accumulated with all such excesses for all prior Distribution Dates) will be added to any increase in the Overcollateralized Amount for purposes of determining the amount of interest accrual on the Class LT-Accrual Interest payable as principal on the LT-Accretion Directed Classes on the next Distribution Date pursuant to the first sentence of this paragraph.  All payments of scheduled principal and prepayments of principal generated by the Mortgage Loans and all Subsequent Recoveries allocable to principal shall be allocated (i) 50% to the Class LT-Accrual Interest, the Class LT-Group I Interest and Class LT-Group II Interest (and further allocated among these Lower-Tier Regular Interests in the manner described below) and (ii) 50% to the LT-Accretion Directed Classes (such principal payments and Subsequent Recoveries shall be allocated among such LT-Accretion Directed Classes in an amount equal to 50% of the principal amounts and Subsequent Recoveries allocated to their respective Corresponding Classes), until paid in full.  Notwithstanding the above, principal payments allocated to the Class X Interest that result in the reduction in the Overcollateralized Amount shall be allocated to the Class LT-Accrual Interest (until paid in full).  Realized Losses shall be applied so that after all distributions have been made on each Distribution Date (i) the Lower-Tier Principal Amount of each of the LT-Accretion Directed Classes is equal to 50% of the Class Certificate Balance of their Corresponding Class, and (ii) the Class LT-Accrual Interest, the Class LT-Group I and the Class LT-Group II Interest (and further allocated between these Lower-Tier Regular Interests in the manner described below) is equal to 50% of the aggregate Stated Principal Balance of the Mortgage Loans plus 50% of the Overcollateralized Amount.  Any increase in the Class Certificate Balance of a Class of LIBOR Certificates as a result of a Subsequent Recovery shall increase the Lower-Tier Principal Amount of the Corresponding Lower-Tier Regular Interest by 50% of such increase, and the remaining 50% of such increase shall increase the Lower-Tier Principal Amount of the Class LT-Accrual Interest.  As among the Class LT-Accrual Interest, the Class LT-Group I Interest and the Class LT-Group II Interest, all payments of scheduled principal and prepayments of principal generated by the Mortgage Loans, all

Subsequent Recoveries and all Realized Losses, allocable to such Lower-Tier Regular Interests shall be allocated (i) to the Class LT-Group I Interest and the Class LT-Group II Interest, each from the related Loan Group so that their respective Lower-Tier Principal Amounts (computed to at least eight decimal places) are equal to 0.001% of the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group and (ii) the remainder to the Class LT-Accrual Interest.

Upper-Tier REMIC

The Upper-Tier REMIC shall issue the following interests, and each such interest, other than the Class UT-R Interest, is hereby designated as a regular interest in the Upper-Tier REMIC.  The Class UT-R Interest is hereby designated as the sole class of residual interests in the Upper-Tier REMIC and shall be represented by the Class R Certificates.
Upper-Tier REMIC Interest	Upper-Tier Interest Rate	Initial Principal Upper-Tier Amount	Corresponding Class of Certificates
Class A-1	(1)	$[_________]	Class A-1
Class A-2A	(2)	$[_________]	Class A-2A
Class A-2B	(2)	$[_________]	Class A-2B
Class A-2C	(2)	$[_________]	Class A-2C
Class A-2D	(2)	$[_________]	Class A-2D
Class M-1	(3)	$[_________]	Class M-1
Class M-2	(3)	$[_________]	Class M-2
Class M-3	(3)	$[_________]	Class M-3
Class M-4	(3)	$[_________]	Class M-4
Class M-5	(3)	$[_________]	Class M-5
Class M-6	(3)	$[_________]	Class M-6
Class M-7	(3)	$[_________]	Class M-7
Class M-8	(3)	$[_________]	Class M-8
Class M-9	(3)	$[_________]	Class M-9
Class B-1	(3)	$[_________]	Class B-1
Class B-2	(3)	$[_________]	Class B-2
Class B-3	(3)	$[_________]	Class B-3
Class UT-IO	(4)	(4)	N/A
Class UT-X	(5)	(5)	N/A
Class UT-3	(6)	$[_________]	N/A
Class UT-R	(7)	(7)	Class R

(1)
For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the least of (i) the Pass-Through Rate (determined without regard to the Loan Group I Cap or WAC Cap) for the Corresponding Class of Certificates, (ii) the Lower-Tier Interest Rate for the Class LT-Group I Interest (the “Upper-Tier REMIC Loan Group I Rate”) and (ii) the Upper-Tier REMIC WAC Rate.

(2)
For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the least of (i) the Pass-Through Rate (determined without regard to the Loan Group II Cap or WAC Cap) for the Corresponding Class of Certificates, (ii) the Lower-Tier Interest Rate for the Class LT-Group II Interest (the “Upper-Tier REMIC Loan Group II Rate”) and (ii) the Upper-Tier REMIC WAC Rate.

(3)
For any Distribution Date (and the related Interest Accrual Period), this interest shall bear interest at the lesser of (i) the Pass-Through Rate (determined without regard to the applicable WAC Cap) for the Corresponding Class of Certificates and (ii) the Upper-Tier REMIC WAC Rate.

(4)
This interest is an interest-only interest and does not have a principal balance.  On each Distribution Date, the Class UT-IO Interest shall be entitled to receive all interest distributable on the Class LT-IO Interest.

(5)
The Class UT-X Interest has an initial principal balance of $[________] but will not accrue interest on such balance but will accrue interest on a notional principal balance.  As of any Distribution Date, the Class UT-X Interest shall have a notional principal balance equal to the aggregate of the Lower-Tier Principal Amounts of the Lower-Tier Regular Interests (other than the Class LT-IO and Class LT-3 Interests) as of the first day of the related Interest Accrual Period.  With respect to any Interest Accrual Period, the Class UT-X Interest shall bear interest at a rate equal to the excess, if any, of the Upper-Tier REMIC WAC Rate over the product of (i) 2 and (ii) the weighted average of the Lower-Tier Interest Rates of the Lower-Tier REMIC Interests (other than the Class LT-IO and Class LT-3 Interests), where the Lower-Tier Interest Rate on each of the Class LT-Accrual Interest, Class LT-Group I Interest and Class LT-Group II Interest is subject to a cap equal to zero and each LT Accretion Directed Class is subject to a cap equal to the Upper-Tier Interest Rate on its Corresponding Class of Upper-Tier Regular Interest.  With respect to any Distribution Date, interest that so accrues on the notional principal balance of the Class UT-X Interest shall be deferred in an amount equal to any increase in the Overcollateralized Amount on such Distribution Date.  Such deferred interest shall not itself bear interest.

(6)	This Upper-Tier Regular Interest shall not be entitled to interest and shall have a principal balance equal to the Class Certificate Balance of the Class RX Certificates.

(7)	The Class UT-R Interest does not have an interest rate or a principal balance.

On each Distribution Date, interest distributable in respect of the Lower-Tier Interests for such Distribution Date shall be deemed to be distributed on the interests in the Upper-Tier REMIC at the rates shown above, provided that the Class UT-IO Interest shall be entitled to receive interest before any other interest in the Upper-Tier REMIC.

On each Distribution Date, all Realized Losses, Subsequent Recoveries and all payments of principal shall be allocated to the Upper-Tier Interests until the outstanding principal balance of each such interest equals the outstanding Class Certificate Balance of the Corresponding Class of Certificates as of such Distribution Date.

Class B-1 REMIC

The Class B-1 REMIC shall issue the following classes of interests.  The Class B-1 Certificates shall represent the regular interest in the Class B-1 REMIC and the Class B1-R Interest shall represent the sole class of residual interest in the Class B-1 REMIC.   Class B-1 REMIC
Class B-1 REMIC Designation	Interest Rate	Class B-1 REMIC Principal Amount
Class B-1 REMIC Regular Interest	(1)	(1)
Class B1-R	(2)	(2)

(1)
The Class B-1 REMIC shall issue one regular interest which shall be represented by the Class B-1 Certificates and shall be entitled to 100% of all amounts payable on the Class B-1 Interest issued by the Upper-Tier REMIC.

(2)
The Class B1-R Interest is the sole class of residual interest in the Class B-1 REMIC and shall be represented by the Class RX Certificate.  The Class B1-R Interest does not have an interest rate or a principal balance.

Class B-2 REMIC
Class B-2 REMIC Designation	Interest Rate	Class B-2 REMIC Principal Amount
Class B-2 REMIC Regular Interest	(1)	(1)
Class B2-R	(2)	(2)

(1)
The Class B-2 REMIC shall issue one regular interest which shall be represented by the Class B-2 Certificates and shall be entitled to 100% of all amounts payable on the Class B-2 Interest issued by the Upper-Tier REMIC.

(2)
The Class B2-R Interest is the sole class of residual interest in the Class B-2 REMIC and shall be represented by the Class RX Certificate.  The Class B2-R Interest does not have an interest rate or a principal balance.

Class B-3 REMIC

The Class B-3 REMIC shall issue the following classes of interests.  The Class B-3 Certificates shall represent the regular interest in the Class B-3 REMIC and the Class B3-R Interest shall represent the sole class of residual interest in the Class B-3 REMIC.
Class B-3 REMIC Designation	Interest Rate	Class B-3 REMIC Principal Amount
Class B-3 REMIC Regular Interest	(1)	(1)
Class B3-R	(2)	(2)

(1)
The Class B-3 REMIC shall issue one regular interest which shall be represented by the Class B-3 Certificates and shall be entitled to 100% of all amounts payable on the Class B-3 Interest issued by the Upper-Tier REMIC.

(2)
The Class B3-R Interest is the sole class of residual interest in the Class B-3 REMIC and shall be represented by the Class RX Certificate.  The Class B3-R Interest does not have an interest rate or a principal balance.

Class X REMIC

The Class X REMIC shall issue the following classes of interests.  The Class X Interest and the Class IO Interest shall each represent a regular interest in the Class X REMIC and the Class RX Certificates shall represent the Class X-R Interest, the sole class of residual interest in the Class X REMIC.
Class X REMIC Designation	Interest Rate	Class X REMIC Principal Amount
Class X Interest	(1)	(1)
Class IO Interest	(2)	(2)
Class RX Certificates	(3)	$[___]

(1)
The Class X Interest has an initial principal balance equal to the initial principal balance of the Class UT-X Interest and is entitled to 100% of the interest and principal on the Class UT-X Interest on each Distribution Date.

(2)
This interest is an interest-only interest and does not have a principal balance.  On each Distribution Date the Class IO Interest shall be entitled to receive 100% of the interest distributable on the Class UT-IO Interest.

(3)	The Class RX Certificates do not have an interest rate.

Class Designation	Class Pass-Through Rate	Class Certificate Balance
Class A-1(19)	(1)	$[_______]
Class A-2A(19)	(2)	$[_______]
Class A-2B(19)	(3)	$[_______]
Class Designation	Class Pass-Through Rate	Class Certificate Balance
Class A-2C(20)	(4)	$[_______]
Class A-2D(20)	(5)	$[_______]
Class M-1(20)	(6)	$[_______]
Class M-2(20)	(7)	$[_______]
Class M-3(20)	(8)	$[_______]
Class M-4(20)	(9)	$[_______]
Class M-5(20)	(10)	$[_______]
Class M-6(20)	(11)	$[_______]
Class M-7(20)	(12)	$[_______]
Class M-8(20)	(13)	$[_______]
Class B-1(20)	(14)	$[_______]
Class B-2(20)	(15)	$[_______]
Class B-3(20)	(16)	$[_______]
Class X	(17)	0(16)
Class R	(18)	$[_______]
Class RC	(19)	$[_______]
Class RX	(20)	$[_______]

(1)
The Class A-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group I Cap and (3) the WAC Cap.

(2)
The Class A-2A Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(3)
The Class A-2B Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(4)
The Class A-2C Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(5)
The Class A-2D Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable Pass-Through Margin, (2) the Loan Group II Cap and (3) the WAC Cap.

(6)
The Class M-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(7)
The Class M-2 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(8)
The Class M-3 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(9)
The Class M-4 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(10)
The Class M-5 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(11)
The Class M-6 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(12)
The Class M-7 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(13)
The Class M-8 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(14)
The Class B-1 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(15)
The Class B-2 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(16)
The Class B-3 Certificates will bear interest during each Interest Accrual Period at a per annum rate equal to the lesser of (1) One-Month LIBOR plus the applicable Pass-Through Margin and (2) the WAC Cap.

(17)
The Class X Certificates will represent beneficial ownership of (i) the Class X Interest, (ii) the Class IO Interest, (iii) the right to receive Class IO Shortfalls, (iv) amounts in the Supplemental Interest Trust, including the Interest Rate Swap Agreement subject to the obligation to pay Net Swap Payments and Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts and (v) amounts in the Excess Reserve Fund Account, subject to the obligation to make payments from the Excess Reserve Fund Account in respect of Basis Risk Carry Forward Amounts.  For federal income tax purposes, the Trustee will treat a Class X Certificateholder’s obligation to make payments of Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts to the LIBOR Certificates from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders in favor of each Class of LIBOR Certificates.  Such rights of the Class X Certificateholders and LIBOR Certificateholders shall be treated as held in a portion of the Trust Fund that is treated as a grantor trust under subpart E, Part I of subchapter J of the Code.

(18)	The Class R Certificates do not have an interest rate. The Class R Certificates represent ownership of the Class PT2-R Interest, the Class LT-R Lower-Tier Interest and the Class UT-R Interest.

(19)	The Class RC Certificates do not have an interest rate. The Class RC Certificates represent the residual interest in Pooling-Tier REMIC-1.

(20)	The Class RX Certificates do not have an interest rate. The Class RX Certificates represent the residual interest in the Class B-1 REMIC, Class B-2 REMIC, Class B-3 REMIC and Class X REMIC.

(21)
Each of these Certificates will represent not only the ownership of a regular interest in the Corresponding REMIC but also the right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust.  Each of these Certificates will also be subject to the obligation to pay Class IO Shortfalls as described in Section 8.13.  For federal income tax purposes, any amount distributed on the LIBOR Certificates on any such Distribution Date in excess of the amount distributable on the regular interest in the Corresponding REMIC on such Distribution Date shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any amount distributable on such regular interest on such Distribution Date in excess of the amount distributable on the LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to, and as further provided in, Section 8.13.  The Trustee will treat a LIBOR Certificateholder’s right to receive payments from the Excess Reserve Fund Account and the Supplemental Interest Trust as payments made pursuant to an interest rate cap contract written by the Class X Certificateholders.

The minimum denomination for the LIBOR Certificates will be $25,000, with integral multiples of $1 in excess thereof except that one Certificate in each Class may be issued in a different amount.  The minimum denomination for (a) the Class R Certificates will be $25, representing a 50% Percentage Interest in the related Class, (b) the Class RC Certificates will be $25, representing a 25% Percentage Interest in the related Class, (c) the Class RX Certificates will be $25, representing a 50% Percentage Interest in the related Class, (d) the Class P Certificates will be a 1% Percentage Interest in such Class, and (e) the Class X Certificates will be a 1% Percentage Interest in such Class.

It is expected that each Class of LIBOR Certificates and Residual Certificates will receive its final distribution of principal and interest on or prior to the Rated Final Distribution Date.

Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates	All Classes of Certificates other than the Physical Certificates.

Class A Certificates	Class A-1, Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Class A-2 Certificates	Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Class R Certificates	The Class R, Class RC and Class RX Certificates.

Class B Certificates	Class B-1, Class B-2 and Class B-3 Certificates.

Class M Certificates	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7 and Class M-8 Certificates.

ERISA-Restricted Certificates	Class R, Class P and Class X Certificates; and any Certificate with a rating below the lowest applicable permitted rating under the Underwriter’s Exemption.

LIBOR Certificates	Class A, Class M and Class B Certificates.

Offered Certificates	All Classes of Certificates other than the Private Certificates.

Physical Certificates	Class P, Class X and Class R Certificates.

Private Certificates	Class B-1, Class B-2, Class B-3, Class P and Class X Certificates.

Rating Agencies	[_______]

Regular Certificates	All Classes of Certificates other than the Class P and Class R Certificates.

Residual Certificates	Class R Certificates.

Subordinated Certificates	Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates.

ARTICLE I

DEFINITIONS

Section 1.01      Definitions.   Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices set forth in Section 3.01(a) of this Agreement.

Account:  Any of the Collection Account, the Distribution Account, any Escrow Account, the Excess Reserve Fund Account or the Supplemental Interest Trust.  Each Account shall be an Eligible Account.

Accrued Certificate Interest Distribution Amount:  With respect to any Distribution Date for each Class of LIBOR Certificates, the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance immediately prior to such Distribution Date, as reduced by such Class’s share of Net Prepayment Interest Shortfalls and Relief Act Interest Shortfalls for such Distribution Date allocated to such Class pursuant to Section 4.02.

Adjustable Rate Mortgage Loan:  An adjustable rate Mortgage Loan.

Adjusted Net Mortgage Interest Rate:  As to each Mortgage Loan and at any time, the per annum rate equal to the Mortgage Interest Rate less the Expense Fee Rate.

Adjustment Date:  As to any Adjustable Rate Mortgage Loan, the first Due Date on which the related Mortgage Interest Rate adjusts as set forth in the related Mortgage Note and each Due Date thereafter on which the Mortgage Interest Rate adjusts as set forth in the related Mortgage Note.

Advance:  Any P&I Advance or Servicing Advance.

Advance Facility:  A financing or other facility as described in Section 10.07.

Advance Facility Notice:  As defined in Section 10.07.

Advance Financing Person:  The Person to whom the Servicer’s rights under this Agreement to be reimbursed for any P&I Advances or Servicing Advances have been assigned pursuant to Section 10.07.

Advance Reimbursement Amounts:  As defined in Section 10.07.

Affiliate:  With respect to any Person, any other Person controlling, controlled by or under common control with such first Person.  For the purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

Amount Held for Future Distribution:  As to the Certificates on any Distribution Date, the aggregate amount held in the Collection Account at the close of business on the related Determination Date on account of (i) Principal Prepayments, Insurance Proceeds, Condemnation Proceeds and Liquidation Proceeds on the Mortgage Loans received after the end of the related Prepayment Period and (ii) all Scheduled Payments on the Mortgage Loans due after the end of the related Due Period.

Analytics Company:  Intex Solutions, Inc., or any other bond analytics service provider identified to the Trustee by the Depositor.

Applied Realized Loss Amount:  With respect to any Distribution Date, the amount, if any, by which the aggregate Class Certificate Balance of the LIBOR Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

Appraised Value:  (i) With respect to any First Lien Mortgage Loan, the value of the related Mortgaged Property based upon the appraisal made for the originator at the time of origination of the Mortgage Loan or the sale price of the Mortgaged Property at such time of origination, whichever is less, and (ii) with respect to any Second Lien Mortgage Loan, the value, determined pursuant to the applicable Underwriting Guidelines, of the related Mortgaged Property as of the origination of the Second Lien Mortgage Loan; provided, however, that in the case of a refinanced Mortgage Loan, such value is based solely upon the appraisal made at the time of origination of such refinanced Mortgage Loan.

Assignment of Mortgage:  An assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (other than the assignee’s name and recording information not yet returned from the recording office), reflecting the sale of the Mortgage to the Trust.

Available Funds:  With respect to any Distribution Date and the Mortgage Loans to the extent received by the Trustee (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Due Period and received on or prior to the related Determination Date, together with any P&I Advances in respect thereof; (ii) all Condemnation Proceeds, Insurance Proceeds and Liquidation Proceeds received during the related Prepayment Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans received during the related Prepayment Period together with all Compensating Interest paid by the Servicer in connection therewith (excluding Prepayment Premiums); (iv) all amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or the Repurchase Price in respect of a Deleted Mortgage Loan substituted for or a Mortgage Loan repurchased by the Responsible Party or the Depositor, as applicable, as of such Distribution Date; (v) any Net Swap Receipts for such Distribution Date; and (vi) the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 9.01, reduced by (y) all amounts in reimbursement for Advances previously made with respect to the Mortgage Loans, and other amounts as to which the Servicer, the Depositor, the Trustee (or co-trustee) or each Custodian are entitled to be paid or reimbursed pursuant to this Agreement.

Basic Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Excess Overcollateralized Amount, if any, for such Distribution Date.

Basis Risk Carry Forward Amount:  With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of LIBOR Certificates is based upon a Loan Group Cap or the WAC Cap, the excess, if any, of (i) the Accrued Certificate Interest Distribution Amount on such Class of LIBOR Certificates would otherwise be entitled to receive on such Distribution Date had such Pass-Through Rate not been subject to the Loan Group Cap or the WAC Cap, over (ii) the Accrued Certificate Interest Distribution Amount on such Class of Certificates on such Distribution Date taking into account (a) with respect to the Class A-1 Certificates at the lesser of the WAC Cap and the Loan Group I Cap, (b) with respect to the Class A-2 Certificates at the lesser of the WAC Cap and the Loan Group II Cap, and (c) with respect to each other Class of LIBOR Certificates, the WAC Cap, and (B) the Basis Risk Carry Forward Amount for such Class of LIBOR Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Pass-Through Rate for such Class of LIBOR Certificates for such Distribution Date (without giving effect to the WAC Cap, Loan Group I Cap or Loan Group II Cap, as applicable).

Basis Risk Payment:  For any Distribution Date, an amount equal to the lesser of (i) the aggregate of the Basis Risk Carry Forward Amounts for such Distribution Date and (ii) the Class X Distributable Amount (prior to any reduction for amounts paid from the Excess Reserve Fund Account to pay any Basis Risk Carry Forward Amount or any Swap Termination Payment).

Best’s:  Best’s Key Rating Guide, as the same shall be amended from time to time.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Business Day:  Any day other than (i) Saturday or Sunday, or (ii) a day on which banking and savings and loan institutions, in (a) the States of New York and [_______], (b) the State in which the Servicer’s servicing operations are located, or (c) the State in which the Trustee’s operations are located, are authorized or obligated by law or executive order to be closed.

Certificate:  Any one of the Certificates executed by the Trustee in substantially the forms attached hereto as exhibits.

Certificate Balance:  With respect to any Class of LIBOR Certificates or Residual Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and reduced by the amount of any Applied Realized Loss Amounts previously allocated to such Class of Certificates pursuant to Section 4.05; provided, however, that immediately following the Distribution Date on which a Subsequent Recovery is distributed, the Class Certificate Balances of any Class or Classes of Certificates that have been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recovery distributed on such Distribution Date (up to the amount of Applied Realized Loss Amounts allocated to such Class or Classes).  The Class X and Class P Certificates have no Certificate Balance.

Certificate Owner:  With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate.

Certificate Register:  The register maintained pursuant to Section 5.02.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any Affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person (including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder.  The Trustee is entitled to rely conclusively on a certification of the Depositor or any Affiliate of the Depositor in determining which Certificates are registered in the name of an Affiliate of the Depositor.

Class:  All Certificates bearing the same class designation as set forth in the Preliminary Statement.

Class A Certificate Group:  Either the Class A-1 Certificate Group or the Class A-2 Certificate Group, as applicable.

Class A Certificates:  As specified in the Preliminary Statement.

Class A Principal Allocation Percentage:  For any Distribution Date, the percentage equivalent of a fraction, determined as follows:  (A) with respect to the Class A-1 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution Date that is attributable to the principal received or advanced on the Group I Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date; and (B) with respect to the Class A-2 Certificate Group, a fraction, the numerator of which is the portion of the Principal Remittance Amount for such Distribution

Date that is attributable to the principal received or advanced on the Group II Mortgage Loans and the denominator of which is the Principal Remittance Amount for such Distribution Date.

Class A Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the aggregate Class Certificate Balances of the Class A Certificates immediately prior to such Distribution Date over (ii) the lesser of (A) [___]% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class A-1 Certificate Group:  The Class A-1 Certificates.

Class A-1 Certificates:  All Certificates bearing the class designation of “Class A-1.”

Class A-2 Certificate Group:  The Class A-2 Certificates.

Class A-2 Certificates:  As specified in the Preliminary Statement.

Class A-2A Certificates:  All Certificates bearing the class designation of “Class A-2A.”

Class A-2B Certificates:  All Certificates bearing the class designation of “Class A-2B.”

Class A-2C Certificates:  All Certificates bearing the class designation of “Class A-2C.”

Class A-2D Certificates:  All Certificates bearing the class designation of “Class A-2D.”

Class B Certificates:  As specified in the Preliminary Statement.

Class B-1 Certificates:  All Certificates bearing the class designation of “Class B-1.”

Class B-1 Interest:  The Upper-Tier Regular Interest held by the Class B-1 REMIC as specified and described in the Preliminary Statement and the related footnote thereto.

Class B-1 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution

Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date) and (J) the Class Certificate Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class B1-R Interest:  The residual interest in the Class B-1 REMIC as described in the Preliminary Statement and the related footnote thereto.

Class B-1 REMIC:  As described in the Preliminary Statement.

Class B-2 Certificates:  All Certificates bearing the class designation of “Class B-2.”

Class B-2 Interest:  The Upper-Tier Regular Interest held by the Class B-2 REMIC as specified and described in the Preliminary Statement and the related footnote thereto.

Class B-2 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the Class Certificate Balance of the Class B-1

Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date) and (K) the Class Certificate Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [_______]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class B2-R Interest:  The residual interest in the Class B-2 REMIC as described in the Preliminary Statement and the related footnote thereto.

Class B-2 REMIC:  As described in the Preliminary Statement.

Class B-3 Certificates:  All Certificates bearing the class designation of “Class B-3.”

Class B-2 Interest:  The Upper-Tier Regular Interest held by the Class B-3 REMIC as specified and described in the Preliminary Statement and the related footnote thereto.

Class B-3 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date), (I) the Class Certificate Balance of the Class M-8 Certificates (after taking into account the distribution of the Class M-8 Principal Distribution Amount on such Distribution Date), (J) the Class Certificate Balance of the Class B-1 Certificates (after taking into account the distribution of the Class B-1 Principal Distribution Amount on such Distribution Date), (K) the Class Certificate Balance of the Class B-2 Certificates (after taking into account the distribution of the Class B-2 Principal Distribution Amount on such Distribution Date), and (L) the Class Certificate Balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class B3-R Interest:  The residual interest in the Class B-3 REMIC as described in the Preliminary Statement and the related footnote thereto.

Class B-3 REMIC:  As described in the Preliminary Statement.

Class Certificate Balance:  With respect to any Class and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class IO Interest:  As specified in the Preliminary Statement.

Class IO Shortfalls:  As defined in Section 8.13.  For the avoidance of doubt, the Class IO Shortfall for any Distribution Date shall equal the amount payable to the Class X Certificates in respect of amounts due to the Swap Provider on such Distribution Date (other than Defaulted Swap Termination Payments) in excess of the amount payable on the Class X Interest (prior to any reduction for Basis Risk Payments or Swap Termination Payments) on such Distribution Date, all as further provided in Section 8.13.

Class LT-R Interest:  The residual interest in the Lower-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

Class M Certificates:  As specified in the Preliminary Statement.

Class M-1 Certificates:  All Certificates bearing the class designation of “Class M-1.”

Class M-1 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), and (B) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-2 Certificates:  All Certificates bearing the class designation of “Class M-2.”

Class M-2 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date) and (C) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-3 Certificates:  All Certificates bearing the class designation of “Class M-3.”

Class M-3 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date) and (D) the Class Certificate Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-4 Certificates:  All Certificates bearing the class designation of “Class M-4.”

Class M-4 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date) and (E) the Class Certificate Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-5 Certificates:  All Certificates bearing the class designation of “Class M-5.”

Class M-5 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4

Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date) and (F) the Class Certificate Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-6 Certificates:  All Certificates bearing the class designation of “Class M-6.”

Class M-6 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date) and (G) the Class Certificate Balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-7 Certificates:  All Certificates bearing the class designation of “Class M-7.”

Class M-7 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution

Amount on such Distribution Date) and (H) the Class Certificate Balance of the Class M-7 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class M-8 Certificates:  All Certificates bearing the class designation of “Class M-8.”

Class M-8 Principal Distribution Amount:  With respect to any Distribution Date, the excess of (i) the sum of (A) the aggregate Class Certificate Balances of the Class A Certificates (after taking into account the distribution of the Class A Principal Distribution Amount on such Distribution Date), (B) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the distribution of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the distribution of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Class Certificate Balance of the Class M-3 Certificates (after taking into account the distribution of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Class Certificate Balance of the Class M-4 Certificates (after taking into account the distribution of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Class Certificate Balance of the Class M-5 Certificates (after taking into account the distribution of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Class Certificate Balance of the Class M-6 Certificates (after taking into account the distribution of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the Class Certificate Balance of the Class M-7 Certificates (after taking into account the distribution of the Class M-7 Principal Distribution Amount on such Distribution Date) and (I) the Class Certificate Balance of the Class M-8 Certificates immediately prior to such Distribution Date, over (ii) the lesser of (A) the product of (x) [___]% and (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over the Overcollateralization Floor.

Class P Certificates:  All Certificates bearing the class designation of “Class P.”

Class PT1-R Interest:  The residual interest in Pooling-Tier REMIC-1 as described in the Preliminary Statement and the related footnote thereto.

Class PT2-R Interest:  The residual interest in Pooling-Tier REMIC-2 as described in the Preliminary Statement and the related footnote thereto.

Class R Certificates:  As defined in the Preliminary Statement.

Class R Certificates:  All Certificates bearing the class designation of “Class R.”

Class RC Certificates:  All Certificates bearing the class designation of “Class RC.”

Class RX Certificates:  All Certificates bearing the class designation of “Class RX.”

Class UT-IO Interest:  A regular interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

Class UT-R Interest:  The residual interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

Class UT-X Interest:  A regular interest in the Upper-Tier REMIC as described in the Preliminary Statement and the related footnote thereto.

Class X Certificates:  All Certificates bearing the class designation of “Class X.”

Class X Distributable Amount:  On any Distribution Date, (i) as a distribution in respect of interest, the amount of interest that has accrued on the Class UT-X Interest and not applied as an Extra Principal Distribution Amount on such Distribution Date, plus any such accrued interest remaining undistributed from prior Distribution Dates, plus, without duplication, plus (ii) as a distribution in respect of principal, any portion of the principal balance of the Class UT-X Interest which is distributable as an Overcollateralization Reduction Amount, minus (iii) any amounts paid from the Excess Reserve Fund Account to pay Basis Risk Carry Forward Amounts and any Swap Termination Payment.

Class X Interest:  The regular interest in the Class X REMIC represented by the Class X Certificates as specified and described in the Preliminary Statement and the related footnote thereto.

Class X REMIC:  As defined in the Preliminary Statement.

Class X REMIC Regular Interest:  Each of the Class X Interest and Class IO Interest issued by the Class X REMIC.

Class X-R Interest:  The residual interest in the Class X REMIC as described in the Preliminary Statement and the related footnote thereto.

Closing Date:  [__________________].

Code:  The Internal Revenue Code of 1986, including any successor or amendatory provisions.

Collection Accounts:  As defined in Section 3.10(a).

Combined Loan-to-Value Ratio or CLTV:  As of the date of origination and as to any Second Lien Mortgage Loan, the ratio, expressed as a percentage, of (a) the sum of (i) the outstanding principal balance of the Second Lien Mortgage Loan as of the date of origination and (ii) the outstanding principal balance as of the date of origination of any mortgage loan or mortgage loans that are senior to or equal in priority to the Second Lien Mortgage Loan and which are secured by the same Mortgaged Property to (b) the Appraised Value.

Commission:  The United States Securities and Exchange Commission.

Compensating Interest:  For any Distribution Date, the lesser of (a) the Prepayment Interest Shortfall, if any, for such Distribution Date, with respect to voluntary Principal Prepayments in Full (excluding any payments made upon liquidation of the Mortgage Loan) during the related Prepayment Period, and (b) one-half of the Servicing Fee payable to the Servicer for such Distribution Date.

Condemnation Proceeds:  All awards, compensation and/or settlements in respect of a Mortgaged Property, whether permanent or temporary, partial or entire, by exercise of the power of eminent domain or condemnation, to the extent not required to be released to a Mortgagor in accordance with the terms of the related Mortgage Loan Documents.

Corporate Trust Office:  The designated office of the Trustee in the State of [____] at which at any particular time its corporate trust business with respect to this Agreement is administered, which office at the date of the execution of this Agreement is located at [_______], Attn:  [_______], facsimile no.  [_______] and which is the address to which notices to and correspondence with the Trustee should be directed.

Corresponding Actual Crossover Distribution Date:  For each Pooling-Tier REMIC-2 IO Interest, the related Corresponding Scheduled Crossover Distribution Date, unless on such date two times the aggregate Pooling-Tier REMIC-2 IO Notional Balance of each other Pooling-Tier REMIC-2 IO Interest then outstanding is less than the scheduled swap notional amount of the Interest Rate Swap Agreement applicable for such Distribution Date, in which case the Corresponding Actual Crossover Distribution Date for such Pooling-Tier REMIC-2 IO Interest shall be the first Distribution Date thereafter on which two times the aggregate Pooling-Tier REMIC-2 IO Notional Balance of each other Pooling-Tier REMIC-2 IO Interest then outstanding is greater than or equal to the scheduled swap notional amount of the Interest Rate Swap Agreement.

Corresponding Class and Corresponding REMIC:  The Class of interests in one Trust REMIC created under this Agreement that corresponds to the Class of interests in another such Trust REMIC or to a Class of Certificates and the Trust REMIC in which the corresponding Certificate represents the related regular interest issued from such Trust REMIC in the manner set out below.
Lower-Tier Class Designation	Upper-Tier and Class B-1, Class B-2, Class B-3 or Class X REMIC Regular Interest	Corresponding Class of Certificates	Corresponding REMIC
Class LT-A-1	Class A-1	Class A-1	Upper-Tier REMIC
Class LT-A-2A	Class A-2A	Class A-2A	Upper-Tier REMIC
Class LT-A-2B	Class A-2B	Class A-2B	Upper-Tier REMIC
Class LT-A-2C	Class A-2C	Class A-2C	Upper-Tier REMIC
Class LT-A-2D	Class A-2D	Class A-2D	Upper-Tier REMIC
Class LT-M-1	Class M-1	Class M-1	Upper-Tier REMIC
Class LT-M-2	Class M-2	Class M-2	Upper-Tier REMIC

Lower-Tier Class Designation	Upper-Tier and Class B-1, Class B-2, Class B-3 or Class X REMIC Regular Interest	Corresponding Class of Certificates	Corresponding REMIC
Class LT-M-3	Class M-3	Class M-3	Upper-Tier REMIC
Class LT-M-4	Class M-4	Class M-4	Upper-Tier REMIC
Class LT-M-5	Class M-5	Class M-5	Upper-Tier REMIC
Class LT-M-6	Class M-6	Class M-6	Upper-Tier REMIC
Class LT-M-7	Class M-7	Class M-7	Upper-Tier REMIC
Class LT-M-8	Class M-8	Class M-8	Upper-Tier REMIC
Class LT-B-1	Class B-1	Class B-1	Class B-1 REMIC
Class LT-B-2	Class B-2	Class B-2	Class B-2 REMIC
Class LT-B-3	Class B-3	Class B-3	Class B-3 REMIC
N/A		Class X	Class X REMIC

Corresponding Pooling-Tier REMIC-2 IO Interest: As described in the Preliminary Statement.

Corresponding Scheduled Crossover Distribution Date: The Distribution Date in the month and year specified in the Preliminary Statement corresponding to a Pooling-Tier REMIC-2 IO Interest.

Cumulative Loss Event: With respect to any Distribution Date, a Cumulative Loss Event occurs if the Cumulative Loss Percentage exceeds the applicable percentage set forth below with respect to such Distribution Date:
Distribution Date Occurring In	Loss Percentage
[_______] through [_______]	[__]% of the Cut-off Date Pool Principal Balance
[_______] through [_______]	[__]% of the Cut-off Date Pool Principal Balance
[_______] through [_______]	[__]% of the Cut-off Date Pool Principal Balance
[_______] and thereafter	[__]% of the Cut-off Date Pool Principal Balance

Cumulative Realized Loss Percentage:  With respect to any Distribution Date, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Realized Losses incurred from the Cut-off Date to the last day of the calendar month preceding the month in which such Distribution Date occurs and the denominator of which is the Cut-off Date Pool Principal Balance.

Custodial File:  With respect to each Mortgage Loan, any Mortgage Loan Document which is delivered to the applicable Custodian or which at any time comes into the possession of the applicable Custodian.

Custodian:  [___________], a [________________], and its successors in interest or [___________], a [________________], and its successors in interest, as applicable.

Custodian Fee:  As to each applicable Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Custodian Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date) or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Custodian Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

Cut-off Date:  [___________].

Cut-off Date Pool Principal Balance:  The aggregate Stated Principal Balances of all Mortgage Loans as of the Cut-off Date.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date (after giving effect to payments of principal due on that date, whether or not received).

Data Tape Information:  The information provided by the Responsible Party or the Servicer as of the Cut-off Date to the Depositor setting forth the following information with respect to each Mortgage Loan:  (1) the Responsible Party’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e., a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development or a manufactured housing unit); (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) with respect to First Lien Mortgage Loans, the Loan-to-Value Ratio at origination, and with respect to Second Lien Mortgage Loans, the Combined Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the Scheduled Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Scheduled Payment as of the Cut-off Date; (12) the last payment date on which a Scheduled Payment was actually applied to pay interest and the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (15) with respect to Adjustable Rate Mortgage Loans, the Adjustment Date; (16) with respect to Adjustable Rate Mortgage Loans, the Gross Margin; (17) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (18) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Cap under the terms of the Mortgage Note; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Floor under the terms of the Mortgage Note; (21) the type of Mortgage Loan (i.e., fixed rate, adjustable rate, first lien, second lien); (22) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (23) a code indicating the documentation style (i.e., full documentation, limited documentation or stated income); (24) the loan credit classification (as described in the Underwriting Guidelines); (25) whether such Mortgage Loan provides for a Prepayment Premium; (26) the Prepayment Premium period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Premium, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score) at origination; (30) the date of origination; (31) the date of the purchase of the Mortgage Loan, if applicable; (32) a code indicating whether the Mortgage Loan is assumable; (33) the Mortgage Interest Rate adjustment period; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan has been modified; (37) the one-year payment history; (38) the Due Date for the first Scheduled Payment; (39) the original Scheduled Payment due; (40) with respect to the related Mortgagor, the debt-to-income ratio; (41) the Appraised Value of the Mortgaged Property; (42) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (43) whether the Mortgage Loan is covered by PMI policy and name of insurer; (44) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (45) a code indicating if a Mortgage Loan is or has had a 30-Day Delinquency; and (46) a code indicating if the Mortgage Loan is an Interest Only Mortgage Loan.  With respect to the Mortgage Loans in the aggregate:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the United States Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non appealable, except for such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Defaulted Swap Termination Payment:  Any Swap Termination Payment required to be paid by the Trust to the Swap Provider pursuant to the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) with respect to which the Swap Provider is the defaulting party or a Termination Event (as defined in the Interest Rate Swap Agreement) (other than Illegality or a Tax Event that is not a Tax Event Upon Merger (each as defined in the Interest Rate Swap Agreement )) with respect to which the Swap Provider is the sole Affected Party (as defined in the Interest Rate Swap Agreement).

Deficient Valuation:  With respect to any Mortgage Loan, a valuation of the related Mortgaged Property by a court of competent jurisdiction in an amount less than the then outstanding principal balance of the Mortgage Loan, which valuation results from a proceeding initiated under the United States Bankruptcy Code.

Definitive Certificates:  Any Certificate evidenced by a Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

Deleted Mortgage Loan:  A Mortgage Loan that is removed from the Trust pursuant to the terms of this Agreement and the Representations and Warranties Agreement.

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the Percentage Interest appearing on the face thereof.

Depositor:  GS Mortgage Securities Corp., a Delaware corporation, and its successors in interest.

Depository:  The initial Depository shall be The Depository Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates.  The Depository shall at all times be a “clearing corporation” as defined in Section 8-102(a)(5) of the Uniform Commercial Code of the State of New York.

Depository Institution:  Any depository institution or trust company, including the Trustee, that (a) is incorporated under the laws of the United States of America or any State thereof, (b) is subject to supervision and examination by federal or state banking authorities and (c) has outstanding unsecured commercial paper or other short-term unsecured debt obligations that are rated [_______] by Moody’s, [_______] by Fitch and [_______] by Standard & Poor’s (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement).

Depository Participant:  A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

Determination Date:  With respect to each Distribution Date, the 18th day of the calendar month in which such Distribution Date occurs or, if such day is not a Business Day, the immediately preceding Business Day.

Distribution Account:  The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.27(b) in the name of the Trustee for the benefit of the Certificateholders and designated “[___________] in trust for registered Holders of [___________].” Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement and may be invested in Permitted Investments.

Distribution Date:  The 25th day of each calendar month or, if such day is not a Business Day, the next succeeding Business Day, commencing in [___________].

Document Certification and Exception Report:  The report attached as Exhibit G hereto.

Due Date:  The day of the month on which the Scheduled Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to any Distribution Date, the period commencing on the second day of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which the Distribution Date occurs.

Eligible Account:  Either (i) an account maintained with a federal or state-chartered depository institution or trust company that complies with the definition of Eligible Institution, (ii) an account maintained with the corporate trust department of a federal depository institution or state-chartered depository institution subject to regulations regarding fiduciary funds on deposit similar to Title 12 of the U.S. Code of Federal Regulation Section 9.10(b), which, in either case, has corporate trust powers and is acting in its fiduciary capacity or (iii) any other account acceptable to each Rating Agency.  Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.  Each Eligible Account shall be a separate account.

Eligible Institution:  A federal or state-chartered depository institution or trust company the commercial paper, short-term debt obligations, or other short-term deposits of which are rated “[___]” by Standard & Poor’s if the amounts on deposit are to be held in the account for no more than 365 days (or at least “[_______]” by Standard & Poor’s if the amounts on deposit are to be held in the account for no more than 30 days), or the long-term unsecured debt obligations of which are rated at least “[_______]” by Standard & Poor’s if the amounts on deposit are to be held in the account for no more than 365 days, and the commercial paper, short-term debt obligations or other short-term deposits of which are rated at least “[_______]” by Moody’s and “[_______]” by Fitch (or a comparable rating if another Rating Agency is specified by the Depositor by written notice to the Servicer and the Trustee) (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement).

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements of Prohibited Transaction Exemption (“PTE”) 2002-41, 67 Fed. Reg. 54487 (2002) (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

ERISA-Restricted Certificate:  As specified in the Preliminary Statement.

Escrow Account:  The Eligible Account or Accounts established and maintained pursuant to Section 3.09(b).

Escrow Payments:  As defined in Section 3.09(b) of this Agreement.

Event of Default:  As defined in Section 7.01.

Excess Overcollateralized Amount:  With respect to any Distribution Date, the excess, if any, of (a) the Overcollateralized Amount on such Distribution Date over (b) the Specified Overcollateralized Amount for such Distribution Date.

Excess Reserve Fund Account:  The separate Eligible Account created and maintained by the Trustee pursuant to Sections 3.27(a) in the name of the Trustee for the benefit of the Regular Certificateholders and designated “[___________] in trust for registered Holders of [___________].” Funds in the Excess Reserve Fund Account shall be held in trust for the Regular Certificateholders for the uses and purposes set forth in this Agreement.  Amounts on deposit in the Excess Reserve Fund Account shall not be invested.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Expense Fee Rate:  As to each Mortgage Loan, a per annum rate equal to the sum of the Servicing Fee Rate, the Custodian Fee Rate and the Trustee Fee Rate.

Expense Fees:  As to each Mortgage Loan, the sum of the Servicing Fee, the Custodian Fee and the Trustee Fee.

Extra Principal Distribution Amount:  As of any Distribution Date, the lesser of (x) the related Total Monthly Excess Spread for such Distribution Date and (y) the related Overcollateralization Deficiency for such Distribution Date.

Fannie Mae:  The Federal National Mortgage Association and its successors in interest.

Fannie Mae Guides:  The Fannie Mae Seller’s Guide and the Fannie Mae Servicer’s Guide and all amendments or additions thereto.

FDIC:  The Federal Deposit Insurance Corporation, and its successors in interest.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Depositor or the Responsible Party, as contemplated by this Agreement and the Representations and Warranties Agreement, as applicable), a determination made by the Servicer that all Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds and other payments or recoveries which the Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Servicer shall maintain records, prepared by a Servicing Officer, of each Final Recovery Determination made thereby.

Final Scheduled Distribution Date:  The Final Scheduled Distribution Date for each Class of Certificates is the Distribution Date occurring in [___________].

First Lien Mortgage Loan:  Any Mortgage Loan secured by a first lien Mortgage on the related Mortgaged Property.

Fitch:  Fitch, Inc., and its successors in interest.  If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch, Inc., One State Street Plaza, New York, New York 10004, Attention:  MBS Monitoring - [___________], or such other address as Fitch may hereafter furnish to the Depositor, the Servicer and the Trustee.

Fixed Rate Mortgage Loan:  A fixed rate Mortgage Loan.

Forbearance:  As defined in Section 3.07(a).

Freddie Mac:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, and its successors in interest.

Gross Margin:  With respect to each Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note to be added to the applicable Index to determine the Mortgage Interest Rate.

Group I Mortgage Loans:  The Mortgage Loans identified on the Mortgage Loan Schedule as Group I Mortgage Loans.

Group II Mortgage Loans:  The Mortgage Loans identified on the Mortgage Loan Schedule as Group II Mortgage Loans.

High Cost Mortgage Loan:  A Mortgage Loan that is (a) covered by the Home Ownership and Equity Protection Act of 1994, (b) identified, classified or characterized as “high cost,” “threshold,” “covered,” or “predatory” under any other applicable state, federal or local law (or a similarly identified, classified or characterized loan using different terminology under an applicable law imposing heightened regulatory scrutiny or additional legal liability for residential mortgage loans having high interest rates, points and/or fees) or (c) categorized as “High Cost” or “Covered” pursuant to Appendix E of the Standard & Poor’s Glossary.

Home Loan:  A Mortgage Loan categorized as “Home Loan” pursuant to Appendix E of Standard & Poor’s Glossary.

Index:  As to each Adjustable Rate Mortgage Loan, the index from time to time in effect for the adjustment of the Mortgage Interest Rate set forth as such on the related Mortgage Note.

Initial Certification:  The Initial Certification submitted by each Custodian substantially in the form of Exhibit F.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property.

Interest Accrual Period:  With respect to each Class of LIBOR Certificates and each Corresponding Class of Lower-Tier Regular Interests and each Corresponding Class of Upper-Tier Regular Interests for any Distribution Date, the period commencing on the immediately preceding Distribution Date (or, for the initial Distribution Date, the Closing Date) and ending on the day immediately preceding the current Distribution Date.  For purposes of computing interest accruals on each Class of LIBOR Certificates, each Corresponding Class of Lower-Tier Regular Interest and each Corresponding Class of Upper-Tier Regular Interest, each Interest Accrual Period has the actual number of days in such period and each year is assumed to have 360 days.

Interest Only Mortgage Loan:  A Mortgage Loan for which the related Mortgage Note provides for Scheduled Payments of interest only for a period of time as specified in the related Mortgage Note.

Interest Rate Swap Agreement:  The interest rate swap agreement, dated as of [___________], between Goldman Sachs Capital Markets, L.P.  (as assigned to and assumed by the Swap Provider) and Goldman Sachs Mortgage Company or any other swap agreement (including any related schedules) entered into by the Trustee on behalf of the Trust pursuant to Section 2.01(d), a copy of which is attached hereto as Exhibit X.

Interest Remittance Amount:  With respect to any Distribution Date and the Mortgage Loans in a Loan Group, that portion of Available Funds allocated to interest relating to the Mortgage Loans in such Loan Group and any Net Swap Receipts attributable to such Loan Group for such Distribution Date, net of any Net Swap Payments made from such Loan Group with respect to such Distribution Date.  For purposes of this Agreement, any Net Swap Payments or Net Swap Receipts shall be allocated by the Trustee between Loan Groups based on the respective aggregate Stated Principal Balance of the Mortgage Loans in each Loan Group.

Investment Account:  As defined in Section 3.12(a).

Investor:  With respect to each MERS Designated Mortgage Loan, the Person named on the MERS System as the investor pursuant to the MERS Procedures Manual.

Investor-Based Exemption:  Any of Prohibited Transaction Class Exemption (“PTCE”) 84-14 (for transactions by independent “qualified professional asset managers”), PTCE 91-38 (for transactions by bank collective investment funds), PTCE 90-1 (for transactions by insurance company pooled separate accounts), PTCE 95-60 (for transactions by insurance company general accounts) or PTCE 96-23 (for transactions effected by “in-house asset managers”), or any comparable exemption available under Similar Law.

Late Collections:  With respect to any Mortgage Loan and any Due Period, all amounts received after the Determination Date immediately following such Due Period, whether as late payments of Scheduled Payments or as Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise, which represent late payments or collections of principal and/or interest due (without regard to any acceleration of payments under the related Mortgage and Mortgage Note) but delinquent for such Due Period and not previously recovered.

Lender:  As defined in Section 10.07.

LIBOR:  With respect to any Interest Accrual Period for the LIBOR Certificates, the rate determined by the Trustee on the related LIBOR Determination Date on the basis of the offered rate for one-month U.S. dollar deposits as such rate appears on Telerate Page 3750 as of 11:00 a.m.  (London time) on such date; provided, that if such rate does not appear on Telerate Page 3750, the rate for such date will be determined on the basis of the rates at which one-month U.S. dollar deposits are offered by the Reference Banks at approximately 11:00 a.m.  (London time) on such date to prime banks in the London interbank market. In such event, the Trustee shall request the principal London office of each of the Reference Banks to provide a quotation of its rate.  If at least two such quotations are provided, the rate for that date will be the arithmetic mean of the quotations (rounded upwards if necessary to the nearest whole multiple of 1/16%).  If fewer than two quotations are provided as requested, the rate for that date will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Trustee

(after consultation with the Depositor), at approximately 11:00 a.m.  (New York City time) on such date for one-month U.S. dollar loans to leading European banks.

LIBOR Certificates:  As specified in the Preliminary Statement.

LIBOR Determination Date:  With respect to any Interest Accrual Period for the LIBOR Certificates, the second London Business Day preceding the commencement of such Interest Accrual Period.

Lifetime Rate Cap:  The provision of each Mortgage Note related to an Adjustable Rate Mortgage Loan which provides for an absolute maximum Mortgage Interest Rate thereunder.  The Mortgage Interest Rate during the terms of each Adjustable Rate Mortgage Loan shall not at any time exceed the Mortgage Interest Rate at the time of origination of such Adjustable Rate Mortgage Loan by more than the amount per annum set forth on the Mortgage Loan Schedule.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated or charged-off in the calendar month preceding the month of such Distribution Date and as to which the Servicer has certified (in accordance with this Agreement) that it has made a Final Recovery Determination.

Liquidation Event:  With respect to any Mortgage Loan, any of the following events:  (i) such Mortgage Loan is paid in full; (ii) a Final Recovery Determination is made as to such Mortgage Loan; or (iii) such Mortgage Loan is removed from coverage under this Agreement by reason of its being purchased, sold or replaced pursuant to or as contemplated by this Agreement.  With respect to any REO Property, either of the following events:  (i) a Final Recovery Determination is made as to such REO Property; or (ii) such REO Property is removed from coverage under this Agreement by reason of its being purchased pursuant to this Agreement.

Liquidation Proceeds:  The amounts, other than Insurance Proceeds, Condemnation Proceeds or those received following the acquisition of REO Property, received in connection with the liquidation of a defaulted Mortgage Loan, whether through a trustee’s sale, foreclosure sale or otherwise, including any Subsequent Recoveries.

Loan Group:  The Group I Mortgage Loans or the Group II Mortgage Loans, as applicable.

Loan Group Cap:  The Loan Group I Cap or the Loan Group II Cap, as applicable.

Loan Group I Cap:  With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Mortgage Interest Rates for each Group I Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

Loan Group II Cap:  With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Mortgage Interest Rates for each Group II Mortgage Loan (in each case, less the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period and (B) Net Swap Receipts, if any, less Net Swap Payments if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan, at any time, the ratio (expressed as a percentage) of the principal balance of the Mortgage Loan as of the date of determination, to the Appraisal Value of the related Mortgaged Property.

London Business Day:  Any day on which dealings in deposits of United States dollars are transacted in the London interbank market.

Lower-Tier Interest Rate:  As described in the Preliminary Statement.

Lower-Tier Principal Amount:  As described in the Preliminary Statement.

Lower-Tier Regular Interest:  Each of the Class LT-A-1, Class LT-A-2A, Class LT-A-2B, Class LT-A-2C, Class LT-A-2D, Class LT-M-1, Class LT-M-2, Class LT-M-3, Class LT-M-4, Class LT-M-5, Class LT-M-6, Class LT-M-7, Class LT-M-8, Class LT-B-1, Class LT-B-2, Class LT-B-3, Class LT-IO, Class LT-3, Class LT-Group I, Class LT-Group II, and Class LT-Accrual Interests as described in the Preliminary Statement.

Lower-Tier REMIC:  As described in the Preliminary Statement.

MERS:  As defined in Section 2.01(b).

MERS Designated Mortgage Loan:  Mortgage Loans for which (a) the Responsible Party has designated or will designate MERS as, and has taken or will take such action as is necessary to cause MERS to be, the mortgagee of record, as nominee for the Responsible Party, in accordance with the MERS Procedures Manual and (b) the Responsible Party has designated or will designate the Trust as the Investor on the MERS(R) System.

MERS Procedures Manual:  The MERS Procedures Manual, as it may be amended, supplemented or otherwise modified from time to time.

MERS(R) System:  MERS mortgage electronic registry system, as more particularly described in the MERS Procedures Manual.

Monthly Statement:  The statement made available to the Certificateholders pursuant to Section 4.03.

Moody’s:  Moody’s Investors Service, Inc., and its successors in interest.  If Moody’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody’s shall be Moody’s Investors Service, Inc., 7

World Trade Center, New York, New York 10007, Attention:  Residential Mortgage Pass-Through Group, or such other address as Moody’s may hereafter furnish to the Depositor, the Servicer and the Trustee.

Mortgage:  The mortgage, deed of trust or other instrument identified on the Mortgage Loan Schedule as securing a Mortgage Note, including all riders thereto.

Mortgage File:  The items pertaining to a particular Mortgage Loan contained in either the Servicing File or Custodial File.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan.

Mortgage Loan:  An individual Mortgage Loan which is the subject of this Agreement, each Mortgage Loan originally sold and subject to this Agreement being identified on the Mortgage Loan Schedule, which Mortgage Loan includes, without limitation, the Mortgage File, the Custodial File, the Servicing File, the Scheduled Payments, Principal Prepayments, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, Prepayment Premiums and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan, excluding replaced or repurchased Mortgage Loans.

Mortgage Loan Documents:  The mortgage loan documents pertaining to each Mortgage Loan.

Mortgage Loan Schedule:  A schedule of Mortgage Loans delivered to the Trustee on the Closing Date and referred to on Schedule I, such schedule setting forth the following information with respect to each Mortgage Loan as of the Cut-off Date:  (1) the Responsible Party’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the city, state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied, a second home or investment property; (5) the number and type of residential units constituting the Mortgaged Property (i.e., a single family residence, a 2-4 family residence, a unit in a condominium project or a unit in a planned unit development or a manufactured housing unit); (6) the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule; (7) with respect to First Lien Mortgage Loans, the Loan-to-Value Ratio at origination, and with respect to Second Lien Mortgage Loans, the Combined Loan-to-Value Ratio at origination; (8) the Mortgage Interest Rate as of the Cut-off Date; (9) the date on which the Scheduled Payment was due on the Mortgage Loan and, if such date is not consistent with the Due Date currently in effect, such Due Date; (10) the stated maturity date; (11) the amount of the Scheduled Payment as of the Cut-off Date; (12) the last payment date on which a Scheduled Payment was actually applied to pay interest and the outstanding principal balance; (13) the original principal amount of the Mortgage Loan; (14) the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due and collected on or before the Cut-off Date; (15) with respect to Adjustable Rate Mortgage Loans, the Adjustment Date; (16) with respect to Adjustable Rate Mortgage Loans, the Gross Margin;

(17) with respect to Adjustable Rate Mortgage Loans, the Lifetime Rate Cap under the terms of the Mortgage Note; (18) with respect to Adjustable Rate Mortgage Loans, a code indicating the type of Index; (19) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Cap under the terms of the Mortgage Note; (20) with respect to Adjustable Rate Mortgage Loans, the Periodic Mortgage Interest Rate Floor under the terms of the Mortgage Note; (21) the type of Mortgage Loan (i.e., fixed rate, adjustable rate, first lien, second lien); (22) a code indicating the purpose of the loan (i.e., purchase, rate and term refinance, equity take-out refinance); (23) a code indicating the documentation style (i.e., full documentation, limited documentation or stated income); (24) the loan credit classification (as described in the Underwriting Guidelines); (25) whether such Mortgage Loan provides for a Prepayment Premium; (26) the Prepayment Premium period of such Mortgage Loan, if applicable; (27) a description of the Prepayment Premium, if applicable; (28) the Mortgage Interest Rate as of origination; (29) the credit risk score (FICO score) at origination; (30) the date of origination; (31) the date of the purchase of the Mortgage Loan, if applicable; (32) a code indicating whether the Mortgage Loan is assumable; (33) the Mortgage Interest Rate adjustment period; (34) the Mortgage Interest Rate floor; (35) the Mortgage Interest Rate calculation method (i.e., 30/360, simple interest, other); (36) a code indicating whether the Mortgage Loan has been modified; (37) the one-year payment history; (38) the Due Date for the first Scheduled Payment; (39) the original Scheduled Payment due; (40) with respect to the related Mortgagor, the debt-to-income ratio; (41) the Appraised Value of the Mortgaged Property; (42) the sales price of the Mortgaged Property if the Mortgage Loan was originated in connection with the purchase of the Mortgaged Property; (43) whether the Mortgage Loan is covered by PMI policy and name of insurer; (44) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (45) a code indicating whether the Mortgage Loan is a Group I Mortgage Loan or a Group II Mortgage Loan; (46) a code indicating if a Mortgage Loan is or has had a 30 Day Delinquency; (47) with respect to each MERS Designated Mortgage Loan, the MERS identification number; (48) a code indicating if the Mortgage Loan is an Interest Only Mortgage Loan; (49) a code indicating whether such Mortgage Loan is a Home Loan; and (50) the Original Purchase Date.  With respect to the Mortgage Loans in the aggregate:  (1) the number of Mortgage Loans; (2) the current aggregate outstanding principal balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note:  The note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan, including all riders thereto.

Mortgaged Property:  The real property (or leasehold estate, if applicable) identified on the Mortgage Loan Schedule as securing repayment of the debt evidenced by a Mortgage Note.

Mortgagor:  The obligor(s) on a Mortgage Note.

Net Monthly Excess Cash Flow:  For any Distribution Date the amount remaining for distribution pursuant to Section 4.02(a)(iii) (before giving effect to distributions pursuant to such subsection).

Net Prepayment Interest Shortfall:  For any Distribution Date, the amount by which the sum of the Prepayment Interest Shortfalls for such Distribution Date exceeds the sum of the Compensating Interest payments made with respect to such Distribution Date.

Net Swap Payment:  With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) payable by the Trust to the Swap Provider on the related Fixed Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

Net Swap Receipt:  With respect to any Distribution Date, any net payment (other than a Swap Termination Payment) made by the Swap Provider to the Trust on the related Floating Rate Payer Payment Date (as defined in the Interest Rate Swap Agreement).

NIM Issuer:  The entity established as the issuer of the NIM Securities.

NIM Securities:  Any debt securities secured or otherwise backed by some or all of the Class X and Class P Certificates that are rated by one or more Rating Agencies.

NIM Trustee:  The trustee for the NIM Securities.

90+ Day Delinquent Mortgage Loan:  Each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, three months or more past due (without giving effect to any grace period), including each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

Non-Permitted Transferee:  As defined in Section 8.11(e).

Nonrecoverable P&I Advance:  Any P&I Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Servicer, will not or, in the case of a proposed P&I Advance, would not be ultimately recoverable from related late payments, Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Nonrecoverable Servicing Advance:  Any Servicing Advances previously made or proposed to be made in respect of a Mortgage Loan or REO Property, which, in the good faith business judgment of the Servicer, will not or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related Insurance Proceeds, Condemnation Proceeds, Liquidation Proceeds or otherwise.

Non-Rule 144A Investment Letter:  As defined in Section 5.02(b).

Notice of Final Distribution:  The notice to be provided pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

Offered Certificates:  As specified in the Preliminary Statement.

Officer’s Certificate:  A certificate signed by an officer of the Servicer with responsibility for the servicing of the Mortgage Loans required to be serviced by the Servicer and listed on a list delivered to the Trustee pursuant to this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be in-house counsel for the Servicer or a Subservicer, reasonably acceptable to the Trustee; provided, that any Opinion of Counsel relating to (a) qualification of any Trust REMIC as a REMIC or (b) compliance with the REMIC Provisions, must (unless otherwise stated in such Opinion of Counsel) be an opinion of counsel who (i) is in fact independent of the Servicer of the Mortgage Loans, (ii) does not have any material direct or indirect financial interest in the Servicer of the Mortgage Loans or in an Affiliate of the Servicer and (iii) is not connected with the Servicer of the Mortgage Loans as an officer, employee, director or person performing similar functions.

Optional Termination Date:  The Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans, as of the last day of the related Due Period, is equal to 10% or less of the Cut-off Date Pool Principal Balance.

Original Purchase Date:  With respect to any Mortgage Loan, the date on which the Sponsor acquired such Mortgage Loan pursuant to the applicable Purchase Agreement.

OTS:  Office of Thrift Supervision, and any successor thereto.

Outstanding:  With respect to the Certificates as of any date of determination, all Certificates theretofore executed and authenticated under this Agreement except:

(i)       Certificates theretofore cancelled by the Trustee or delivered to the Trustee for cancellation; and

(ii)       Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

Overcollateralized Amount:  As of any Distribution Date, the excess, if any, of (a) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date over (b) the aggregate of the Class Certificate Balances of the LIBOR Certificates and the Residual Certificates as of such Distribution Date (after giving effect to the payment of the Principal Remittance Amount on such Certificates on such Distribution Date).

Overcollateralization Deficiency:  With respect to any Distribution Date, the excess, if any, of (a) the Specified Overcollateralized Amount applicable to such Distribution Date over (b) the Overcollateralized Amount applicable to such Distribution Date.

Overcollateralization Floor:  With respect to any Distribution Date, [__]% of the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date.

Overcollateralization Reduction Amount:  With respect to any Distribution Date, an amount equal to the lesser of (a) the Excess Overcollateralized Amount and (b) the Net Monthly Excess Cash Flow.

Ownership Interest:  As to any Residual Certificate, any ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

P&I Advance:  As to any Mortgage Loan or REO Property, any advance made by the Servicer in respect of any Remittance Date representing the aggregate of all payments of principal and interest, net of the Servicing Fee, that were due during the related Due Period on the Mortgage Loans and that were delinquent on the related Remittance Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure as determined pursuant to Section 4.01(a).

Pass-Through Margin:  Except as set forth in the following sentence, with respect to each Class of LIBOR Certificates, the following percentages:  Class A-1 Certificates, [___]%; Class A-2A Certificates, [___]%; Class A-2B Certificates, [___]%; Class A-2C Certificates, [___]%; Class A-2D Certificates, [___]%; Class M-1 Certificates, [___]%; Class M-2 Certificates, [___]%; Class M-3 Certificates, [___]%; Class M-4 Certificates, [___]%; Class M-5 Certificates, [___]%; Class M-6 Certificates, [___]%; Class M-7 Certificates, [___]%; Class M-8 Certificates, [___]%; Class B-1 Certificates, [___]%; Class B-2 Certificates, [___]%; and Class B-3 Certificates, [___]%.  On the first possible Optional Termination Date, the Pass-Through Margins shall increase to:  Class A-1 Certificates, [___]%; Class A-2A Certificates, [___]%; Class A-2B Certificates, [___]%; Class A-2C Certificates, [___]%; Class A-2D Certificates, [___]%; Class M-1 Certificates, [___]%; Class M-2 Certificates, [___]%; Class M-3 Certificates, [___]%; Class M-4 Certificates, [___]%; Class M-5 Certificates, [___]%; Class M-6 Certificates, [___]%; Class M-7 Certificates, [___]%; Class M-8 Certificates, [___]%; Class B-1 Certificates, [___]%; Class B-2 Certificates, [___]%; and Class B-3 Certificates, [___]%.

Pass-Through Rate:  For each Class of Regular Certificates, each Pooling-Tier REMIC-1 Regular Interest, each Pooling-Tier REMIC-2 Regular Interest, each Lower-Tier Regular Interest, each Upper-Tier Regular Interest, and each Class X REMIC Regular Interest, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

PCAOB:  The Public Company Accounting Oversight Board.

Percentage Interest:  As to any Certificate, the percentage interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Periodic Mortgage Interest Rate Cap:  With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute maximum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect.  The Periodic Mortgage Interest Rate Cap for each Adjustable Rate Mortgage Loan is the rate set forth on the Mortgage Loan Schedule.

Periodic Mortgage Interest Rate Floor:  With respect to each Adjustable Rate Mortgage Loan, the provision of each Mortgage Note which provides for an absolute minimum amount by which the Mortgage Interest Rate therein may increase or decrease on an Adjustment Date above or below the Mortgage Interest Rate previously in effect.  The Periodic Mortgage Interest Rate Floor for each Adjustable Rate Mortgage Loan is the rate set forth on the Mortgage Loan Schedule.

Permitted Investments:  Any one or more of the following obligations or securities acquired at a purchase price of not greater than par, regardless of whether issued by the Servicer, the Trustee or any of their respective Affiliates:

(i)       direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States;

(ii)       demand and time deposits in, certificates of deposit of, or bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars and issued by any Depository Institution and rated “P-1” by Moody’s, “A-1+” by S&P and “F1+” by Fitch (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement);

(iii)       repurchase obligations with respect to any security described in clause (i) above entered into with a Depository Institution (acting as principal);

(iv)       securities bearing interest or sold at a discount that are issued by any corporation incorporated under the laws of the United States of America or any state thereof and that are rated by each Rating Agency that rates such securities in its highest long-term unsecured rating categories at the time of such investment or contractual commitment providing for such investment;

(v)       commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date not more than 30 days after the date of acquisition thereof) that is rated by each Rating Agency that rates such securities in its highest short-term unsecured debt rating available at the time of such investment;

(vi)       units of money market funds, including money market funds advised by the Depositor or the Trustee or an Affiliate thereof, that have been rated “Aaa” by Moody’s, “AAAm” or “AAAm-G” by Standard & Poor’s and at least “AA” by Fitch (in each case, to the extent they are designated as Rating Agencies in the Preliminary Statement and such funds are so rated by such Rating Agency); and

(vii)       if previously confirmed in writing to the Trustee, any other demand, money market or time deposit, or any other obligation, security or investment, as may be acceptable to the Rating Agencies as a permitted investment of funds backing “Aaa” or “AAA” rated securities;

provided, however, that no instrument described hereunder shall evidence either the right to receive (a) only interest with respect to the obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations.  For investments in the Distribution Account (except during the Trustee Float Period), only the obligations or securities (or instruments which invest in the obligations or securities) specified in clause (i) above shall constitute Permitted Investments.

Permitted Transferee:  Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in Section 860E(c)(1) of the Code) with respect to any Residual Certificate, (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) a Person that is not a U.S. Person or a U.S. Person with respect to whom income from a Residual Certificate is attributable to a foreign permanent establishment or fixed base (within the meaning of an applicable income tax treaty) of such Person or any other U.S. Person, or a U.S. Person treated as a partnership for federal income tax purposes, any direct or indirect beneficial owner of which (other than through a U.S. corporation) is (or is permitted to be under the related partnership agreement) a non-U.S. Person, (vi) an “electing large partnership” within the meaning of Section 775 of the Code and (vii) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are outstanding.  The terms “United States,” “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.  A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of Freddie Mac, a majority of its board of directors is not selected by such government unit.

Person:  Any individual, corporation, partnership, joint venture, association, limited liability company, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates:  As specified in the Preliminary Statement.

Plan:  As defined in Section 5.02(b).

Pool Stated Principal Balance:  As to any Distribution Date, the aggregate of the Stated Principal Balances of the Mortgage Loans for such Distribution Date that were Outstanding Mortgage Loans on the Due Date in the related Due Period.

Pooling-Tier Interest Rate:  As specified in the Preliminary Statement.

Pooling-Tier REMIC-1:  As described in the Preliminary Statement.

Pooling-Tier REMIC-1 Interest Rate:  As described in the Preliminary Statement.

Pooling-Tier REMIC-1 Loan Group I WAC Rate:  With respect to the Group I Mortgage Loans as of any Distribution Date, a per annum rate equal to (a) the weighted average of the Mortgage Interest Rates for each such Mortgage Loan (in each case, less than the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period on such Mortgage Loans, multiplied by (b) 30 divided by the actual number of days in the related Interest Accrual Period.

Pooling-Tier REMIC-1 Loan Group II WAC Rate:  With respect to the Group II Mortgage Loans as of any Distribution Date, a per annum rate equal to (a) the weighted average of the Mortgage Interest Rates for each such Mortgage Loan (in each case, less than the applicable Expense Fee Rate) then in effect on the beginning of the related Due Period on such Mortgage Loans, multiplied by (b) 30 divided by the actual number of days in the related Interest Accrual Period.

Pooling-Tier REMIC-1 Principal Amount:  As described in the Preliminary Statement.

Pooling-Tier REMIC-1 Regular Interest:  As described in the Preliminary Statement.

Pooling-Tier REMIC-2:  As described in the Preliminary Statement.

Pooling-Tier REMIC-2 Interest Rate:  As described in the Preliminary Statement.

Pooling-Tier REMIC-2 IO Interest:  Any of the Pooling-Tier REMIC-2 Regular Interests with the designation “IO” in its name.

Pooling-Tier REMIC-2 IO Notional Balance:  As described in the Preliminary Statement.

Pooling-Tier REMIC-2 Principal Amount:  As described in the Preliminary Statement.

Pooling-Tier REMIC-2 Regular Interest:  As described in the Preliminary Statement.

Prepayment Interest Shortfall:  With respect to any Distribution Date, the sum of, for each Mortgage Loan that was, during the related Prepayment Period, the subject of a Principal Prepayment that was applied by the Servicer to reduce the outstanding principal balance of such Mortgage Loan on a date preceding the Due Date in the succeeding Prepayment Period, an amount equal to the product of (a) the Mortgage Interest Rate net of the Servicing Fee Rate for such Mortgage Loan, (b) the amount of the Principal Prepayment for such Mortgage Loan, (c) 1/360 and (d) the number of days commencing on the date on which such Principal Prepayment was applied and ending on the last day of the related Prepayment Period.

Prepayment Period:  With respect to any Distribution Date, the calendar month preceding the calendar month in which such Distribution Date occurs.

Prepayment Premium:  Any prepayment premium, penalty or charge collected by the Servicer with respect to a Mortgage Loan from a Mortgagor in connection with any voluntary Principal Prepayment pursuant to the terms of the related Mortgage Note.

Principal Distribution Amount:  For any Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date and (ii) the Extra Principal Distribution Amount for such Distribution Date.

Principal Prepayment:  Any full or partial payment or other recovery of principal on a Mortgage Loan (including upon liquidation of a Mortgage Loan) which is received in advance of its scheduled Due Date, excluding any Prepayment Premium and which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Principal Prepayment in Full:  Any Principal Prepayment made by a Mortgagor of the entire principal balance of a Mortgage Loan.

Principal Remittance Amount:  With respect to any Distribution Date, the amount equal to the sum of the following amounts (without duplication) with respect to the related Due Period:  (i) each Scheduled Payment of principal on a Mortgage Loan due during such Due Period and received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date, (ii) all Principal Prepayments received during the related Prepayment Period, (iii) all Liquidation Proceeds, Condemnation Proceeds and Insurance Proceeds on the Mortgage Loans allocable to principal actually collected by the Servicer during the related Prepayment Period, (iv) the portion of the Repurchase Price allocable to principal with respect to each Deleted Mortgage Loan, the repurchase obligation for which arose during the related Prepayment Period, that was repurchased during the period from the prior Distribution Date through the Remittance Date for the current Distribution Date, (v) the portion of all Substitution Adjustment Amounts allocable to principal with respect to the substitutions of Mortgage Loans that occur during the calendar month in which such Distribution Date occurs, and (vi) the allocable portion of the proceeds received with respect to the termination of the Trust Fund pursuant to clause (a) of Section 9.01 (to the extent such proceeds relate to principal).

Privacy Laws:  Title V of the Gramm-Leach-Bliley Act of 1999, as amended, and all applicable regulations promulgated thereunder.

Private Certificates:  As specified in the Preliminary Statement.

Prospectus Supplement:  The Prospectus Supplement, dated [_____], 20[__], relating to the Offered Certificates.

PTCE 95-60:  As defined in Section 5.02(b).

PUD:  A planned unit development.

Purchase Agreement:  The [______] Agreement pursuant to which the Sponsor acquired the Mortgage Loans.

Rated Final Distribution Date:  For each Class of LIBOR Certificates the Distribution Date occurring in [___________], 20[_______].

Rating Agency:  Each of the Rating Agencies specified in the Preliminary Statement.  If such organization or a successor is no longer in existence, “Rating Agency” shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee.  References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.  For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be the address specified therefor in the definition corresponding to the name of such Rating Agency, or such other address as either such Rating Agency may hereafter furnish to the Depositor, the Trustee and the Servicer.

Realized Losses:  With respect to any date of determination and any Liquidated Mortgage Loan, the amount, if any, by which (a) the unpaid principal balance of such Liquidated Mortgage Loan together with accrued and unpaid interest thereon exceeds (b) the Liquidation Proceeds with respect thereto net of the expenses incurred by the Servicer in connection with the liquidation of such Liquidated Mortgage Loan and net of the amount of unreimbursed Servicing Advances with respect to such Liquidated Mortgage Loan.

Record Date:  With respect to any Distribution Date, the close of business on the last Business Day of the related Interest Accrual Period; provided, however, that for any Certificate issued in definitive form, the Record Date shall be the close of business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

Reference Bank:  As defined in Section 4.04.

Regular Certificates:  As specified in the Preliminary Statement.

Regulation AB:  Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release

(Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

Relief Act Interest Shortfall:  With respect to any Distribution Date and any Mortgage Loan, any reduction in the amount of interest collectible on such Mortgage Loan for the most recently ended Due Period as a result of the application of the Servicemembers Civil Relief Act, or any similar state statutes.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

Remittance Date:  With respect to any Distribution Date, no later than 12:30 PM New York City time on the Business Day immediately preceding such Distribution Date.

REO Disposition:  The final sale by the Servicer of any REO Property.

REO Imputed Interest:  As to any REO Property, for any period, an amount equivalent to interest (at the Mortgage Interest Rate net of the Servicing Fee Rate that would have been applicable to the related Mortgage Loan had it been outstanding) on the unpaid principal balance of the Mortgage Loan as of the date of acquisition thereof (as such balance is reduced pursuant to Section 3.15 by any income from the REO Property treated as a recovery of principal).

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Replacement Swap Provider Payment:  Any payments that have been received by the Trust as a result of entering into a replacement interest rate swap agreement following an Additional Termination Event described in Part 5(n)(iii) of the Schedule to the Interest Rate Swap Agreement.

Reportable Event:  As defined in Section 8.12(g).

Reporting Date:  The 18th day of each calendar month or the immediately following Business Day if the 18th is not a Business Day.

Representations and Warranties Agreement:  The Representations and Warranties Agreement, dated as of [_____], 20[__], by and between the Depositor and the Responsible Party, a copy of which is attached hereto as Exhibit S.

Repurchase Price:  With respect to any Mortgage Loan repurchased by the Responsible Party, an amount equal to the sum of (i) the unpaid principal balance of such Mortgage Loan as of the date of repurchase, (ii) interest on such unpaid principal balance of such Mortgage Loan at the Mortgage Interest Rate from the last date through which interest has been paid and distributed to the Trustee to the date of repurchase, (iii) all unreimbursed Servicing Advances, (iv) all expenses incurred by the Servicer, the Trust or the Trustee, as the case may be, in respect of a breach or defect, including, without limitation, expenses arising out of the Servicer’s or Trustee’s, as the case may be, enforcement of the Responsible Party’s repurchase obligations, to the extent not included in clause (iii), and (v) any costs and damages incurred by the Trust in connection with any violation by such Mortgage Loan of any predatory lending law or abusive lending law.

Request for Release:  The Request for Release submitted by the Servicer to each Custodian substantially in the form of Exhibit L.

Residual Certificates:  As specified in the Preliminary Statement.

Responsible Officer:  When used with respect to the Trustee, any vice president, any assistant vice president, any assistant secretary, any assistant treasurer, any associate or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers who at such time shall be officers to whom, with respect to a particular matter, such matter is referred because of such officer’s knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Agreement.

Responsible Party:  [_______________________].

Rule 144A Letter:  As defined in Section 5.02(b).

Sarbanes Certification:  As defined in Section 8.12(c).

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

Second Lien Mortgage Loan:  A Mortgage Loan secured by a second lien Mortgage on the related Mortgaged Property.

Securities Act:  The Securities Act of 1933, as amended.

Senior Enhancement Percentage:  With respect to any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralized Amount (in each case after taking into account the distribution of the Principal Distribution Amount and any principal payments on those Classes of Certificates from the Supplemental Interest Trust on that Distribution Date) by (y) the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date.

Senior Specified Enhancement Percentage:  As of any date of determination, [___]%.

Servicer:  [___________] and, if a successor servicer is appointed hereunder, such successor.

Servicer Remittance Report:  As defined in Section 4.03(d).

Servicer’s Assignee:  As defined in Section 10.07.

Servicing Advances:  The reasonable “out-of-pocket” costs and expenses (including legal fees) incurred by the Servicer in the performance of its servicing obligations in connection with a default, delinquency or other unanticipated event, including, but not limited to, the cost of (i) the preservation, restoration, inspection and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures and litigation, in respect of a particular Mortgage Loan, (iii) the management (including reasonable fees in connection therewith) and liquidation of any REO Property and (iv) the performance of its obligations under Sections 3.01, 3.09, 3.13 and 3.15.  The Servicer shall not be required to make any Nonrecoverable Servicing Advances.

Servicing Criteria:  The “servicing criteria” set forth in Item 1122(d) of Regulation AB, which as of the Closing Date are listed on Exhibit T hereto.

Servicing Fee:  With respect to each Mortgage Loan and any Distribution Date, an amount equal to the product of (i) one-twelfth of the Servicing Fee Rate and (ii) the Stated Principal Balance of such Mortgage Loan as of the first day of the calendar month preceding the month in which such Distribution Date occurs.  Such fee shall be payable monthly, and shall be pro rated for any portion of a month during which the Mortgage Loan is serviced by the Servicer under this Agreement.  The Servicing Fee is payable solely from the interest portion (including recoveries with respect to interest from Liquidation Proceeds, Insurance Proceeds, Condemnation Proceeds and proceeds received with respect to REO Properties, to the extent permitted by Section 3.11) of such Scheduled Payment collected by the Servicer or as otherwise provided under Section 3.11.

Servicing Fee Rate:  With respect to each Mortgage Loan, [___]% per annum.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Servicer consisting of originals or copies of all documents in the Mortgage File which are not delivered to the Trustee in the Custodial File and copies of the Mortgage Loan Documents set forth in Exhibit M hereto.

Servicing Function Participant:  As defined in Section 3.23(a).

Servicing Officer:  Any officer of the Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

Servicing Rights:  Any and all of the following:  (a) all rights and obligations to service the Mortgage Loans; (b) any compensation for servicing the Mortgage Loans; (c) any late fees, penalties or similar payments with respect to the Mortgage Loans (other than prepayment penalties); (d) all agreements or documents creating, defining or evidencing any such servicing rights to the extent they relate to such servicing rights; (e) any interest on Escrow Accounts allowed by law or other similar payments with respect to the Mortgage Loans and any amounts actually collected with respect thereto; (f) all accounts and other rights to payment related to any of the property described in this paragraph; (g) the right to possess and use any and all servicing files, servicing records, data tapes, computer records, or other information pertaining to the Mortgage Loans to the extent relating to the past, present or prospective servicing of the Mortgage Loans; and (h) all rights, powers and privileges incident to any of the foregoing.

Servicing Rights Pledgee:  One or more lenders, selected by the Servicer, to which the Servicer may pledge and assign some or all of its right, title and interest in, to and under this Agreement (other than rights with respect to P&I Advances and Servicing Advances herein) pursuant to and as provided in Section 6.06, including without limitation JPMorgan Chase Bank, National Association as the representative of certain lenders.

Similar Law:  As defined in Section 5.02(b).

60+ Day Delinquent Mortgage Loan:  Each Mortgage Loan with respect to which any portion of a Scheduled Payment is, as of the last day of the prior Due Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

Specified Overcollateralized Amount:  Prior to the Stepdown Date, an amount equal to [___]% of the Cut-off Date Pool Principal Balance.  On and after the Stepdown Date, an amount equal to [___]% of the aggregate Stated Principal Balance of the Mortgage Loans for such Distribution Date, subject, until the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, to a minimum amount equal to the Overcollateralization Floor; provided, however, that if, on any Distribution Date, a Trigger Event exists, the Specified Overcollateralized Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans until the Distribution Date on which a Trigger Event no longer exists.  On and after the date on which the Class Certificate Balance of each Class of LIBOR Certificates has been reduced to zero, the Specified Overcollateralized Amount shall thereafter equal zero.

Sponsor:  Goldman Sachs Mortgage Company, a New York limited partnership, and its successors in interest, as purchaser of the Mortgage Loans under each of the Purchase Agreements.

SPV:  As defined in Section 10.07.

Standard & Poor’s:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors in interest.  If Standard & Poor’s is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Standard & Poor’s shall be Standard & Poor’s, 55 Water Street, New York, New

York 10041, Attention:  Residential Mortgage Surveillance Group - [_______], or such other address as Standard & Poor’s may hereafter furnish to the Depositor, the Servicer, each Custodian and the Trustee.

Standard & Poor’s Glossary:  Version 5.6(b) of the Standard & Poor’s LEVELS(R) Glossary.

Start-up Day:  As defined in Section 2.05.

Stated Principal Balance:  As to each Mortgage Loan and as of any date of determination, (i) the principal balance of the Mortgage Loan at the Cut-off Date after giving effect to payments of principal due on or before such date (whether or not received), minus (ii) all amounts previously remitted to the Trustee with respect to the related Mortgage Loan representing payments or recoveries of principal including advances in respect of Scheduled Payments of principal.  For purposes of any Distribution Date, the Stated Principal Balance of any Mortgage Loan will give effect to any Scheduled Payments of principal received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date and any unscheduled principal payments and other unscheduled principal collections received during the related Prepayment Period, and the Stated Principal Balance of any Mortgage Loan that has prepaid in full or has become a Liquidated Mortgage Loan during the related Prepayment Period shall be zero.

Stepdown Date:  The earlier to occur of (a) the date on which the aggregate Class Certificate Balances of the Class A Certificates have been reduced to zero, and (b) the later to occur of (i) the Distribution Date in [_____] 20[__], and (ii) the first Distribution Date on which the Senior Enhancement Percentage is greater than or equal to the Senior Specified Enhancement Percentage.

Subcontractor:  Any third-party or Affiliated vendor, subcontractor or other Person utilized by the Servicer, a Subservicer, the Trustee or any Custodian, as applicable, that is not responsible for the overall servicing (as “servicing” is commonly understood by participants in the mortgage-backed securities market) of Mortgage Loans but performs one or more discrete functions identified in Item 1122(d) of Regulation AB with respect to Mortgage Loans.

Subordinated Certificates:  As specified in the Preliminary Statement.

Subsequent Recoveries:  Amounts received with respect to any Liquidated Mortgage Loan after it has become a Liquidated Mortgage Loan.

Subservicer:  Any Person that services Mortgage Loans on behalf of the Servicer or any Subservicer and is responsible for the performance (whether directly or through Subservicers or Subcontractors) of a substantial portion of the material servicing functions required to be performed by the Servicer under this Agreement, with respect to some or all of the Mortgage Loans, that are identified in Item 1122(d) of Regulation AB.

Subservicing Account:  As defined in Section 3.08.

Subservicing Agreements:  As defined in Section 3.02(a).

Substitute Mortgage Loan:  A Mortgage Loan eligible to be substituted by the Responsible Party for a Deleted Mortgage Loan pursuant to the terms of the Representations and Warranties Agreement.

Substitution Adjustment Amount:  Any amount required to be paid in connection with a Substitute Mortgage Loan pursuant to the Representations and Warranties Agreement.

Supplemental Interest Trust:  The corpus of a trust created pursuant to Section 4.06 of this Agreement, consisting of the Interest Rate Swap Agreement, the Class IO Interest and the right to receive Class IO Shortfalls, subject to the obligation to pay amounts specified in Section 4.06.

Swap LIBOR:  With respect to any Distribution Date (and the related Interest Accrual Period), the product of (i) USD-LIBOR-BBA (as used in the Interest Rate Swap Agreement), (ii) two, and (iii) the quotient of (a) the actual number of days in the Interest Accrual Period for the LIBOR Certificates divided by (b) 30.

Swap Provider:  Goldman Sachs Mitsui Marine Derivative Products, L.P., a Delaware limited partnership, and its successors in interest, and any successor swap provider under any replacement Interest Rate Swap Agreement.

Swap Termination Payment:  Any payment payable by the Trust or the Swap Provider upon termination of the Interest Rate Swap Agreement as a result of an Event of Default (as defined in the Interest Rate Swap Agreement) or a Termination Event (as defined in the Interest Rate Swap Agreement).

Tax Matters Person:  The Holder of the (i) Class RC, (ii) Class R and (iii) Class RX Certificates designated as “tax matters person” of (i) Pooling-Tier REMIC-1, (ii) Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC, and (iii) the Class B-1 REMIC, Class B-2 REMIC, Class B-3 REMIC and Class X REMIC respectively, in the manner provided under Treasury Regulations Section 1.860F-4(d) and Treasury Regulations Section 301.6231(a)(7)-1.

Tax Service Contract:  As defined in Section 3.09(a).

Telerate Page 3750:  The display page currently so designated on the Bridge Telerate Service (or such other page as may replace that page on that service for displaying comparable rates or prices).

Termination Price:  As defined in Section 9.01.

30 Day Delinquency:  The failure of the Mortgagor to make any Scheduled Payment due under the Mortgage Note on a Due Date, which failure continues unremedied for a period of one month after the following Due Date.

Total Monthly Excess Spread:  As to any Distribution Date, an amount equal to the excess if any, of (i) the interest on the Mortgage Loans received by the Servicer on or prior to the related Determination Date or advanced by the Servicer for the related Remittance Date (net of Expense Fees) and plus any Net Swap Receipts and less any Net Swap Payments for such Distribution Date, over (ii) the sum of the interest payable to the LIBOR Certificates on such Distribution Date pursuant to Section 4.02(a)(i).

Transfer:  Any direct or indirect transfer or sale of any Ownership Interest in a Residual Certificate.

Transfer Affidavit:  As defined in Section 5.02(c).

Transferor Certificate:  As defined in Section 5.02(b).

Trigger Event:  With respect to any Distribution Date, a Trigger Event exists if (i) the quotient (expressed as a percentage) of (1) the rolling three month average of the aggregate unpaid principal balance of 60+ Day Delinquent Mortgage Loans, divided by (2) the aggregate unpaid principal balance of the Mortgage Loans as of the last day of the related Due Period, equals or exceeds [___]% of the Senior Enhancement Percentage as of the last day of the prior Due Period or (ii) the quotient (expressed as a percentage) of (x) the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by (y) the Cut-off Date Pool Principal Balance, exceeds the applicable percentages set forth below with respect to such Distribution Date:

Distribution Date Occurring In	Cumulative Realized Loss Percentage
[_______] through [_______]	[___]% for the first month, plus an additional 1/12th of [___]% for each month thereafter
[_______] through [_______]	[___]% for the first month, plus an additional 1/12th of [___]% for each month thereafter
[_______] through [_______]	[___]% for the first month, plus an additional 1/12th of [___]% for each month thereafter
[_______] through [_______]	[___]% for the first month, plus an additional 1/12th of [___]% for each month thereafter
[_______] and thereafter	[___]%

Trust:  The express trust created hereunder in Section 2.01(c).

Trust Fund:  The corpus of the trust created hereunder consisting of (i) the Mortgage Loans and all interest and principal with respect thereto received on or after the related Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the related Cut-off Date; (ii) the Collection Account, the Excess Reserve Fund Account, the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; (iv) the Interest Rate Swap Agreement; (v) the Trust’s rights under the Representations and Warranties Agreement; (vi) the

Supplemental Interest Trust; and (vii) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

Trust REMIC:  Any of Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC, the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC or the Class X REMIC, as applicable.

Trustee:  [_____________________], and its successors in interest and, if a successor trustee is appointed hereunder, such successor.

Trustee Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the related Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the preceding Distribution Date (or as of the Closing Date in the case of the first Distribution Date) or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Trustee Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest.

Trustee Fee Rate:  With respect to each Mortgage Loan, [___]% per annum.

Trustee Float Period:  With respect to any Distribution Date and the related amounts in the Distribution Account, the period commencing on the Business Day immediately preceding such Distribution Date and ending on such Distribution Date.

Underwriter’s Exemption:  Any exemption listed in footnote 1 of, and amended by, Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), or any successor exemption.

Underwriting Guidelines:  The underwriting guidelines attached to the applicable Purchase Agreement.

Unpaid Interest Amount:  As of any Distribution Date and any Class of Certificates, the sum of (a) the portion of the Accrued Certificate Interest Distribution Amount from prior Distribution Dates remaining unpaid immediately prior to the current Distribution Date and (b) interest on the amount in clause (a) above at the applicable Pass-Through Rate (to the extent permitted by applicable law).

Upper-Tier Carry Forward Amount:  With respect to each Class of LIBOR Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Upper-Tier Interest Rate for the Class of Corresponding Upper-Tier REMIC Regular Interest is based upon the Upper-Tier REMIC Loan Group I Rate or Upper-Tier REMIC Loan Group II Rate, as and if applicable, or the Upper-Tier REMIC WAC Rate, the excess, if any, of (i) the amount of interest such Class of Upper-Tier Regular Interest would otherwise be entitled to receive on such Distribution Date had such Upper-Tier REMIC Regular Interest not been subject to the Upper-Tier REMIC Loan Group I Rate or Upper-Tier REMIC Loan Group II Rate, as and if applicable, or the Upper-Tier REMIC WAC Rate, over (ii) the amount of interest payable on such Class of Certificates on such Distribution Date taking into account the Upper-Tier REMIC Loan Group I Rate or Upper-Tier REMIC Loan Group II Rate, as and if applicable, or the

Upper-Tier REMIC WAC Rate and (B) the Upper-Tier Carry Forward Amount for such Class of Certificates for all previous Distribution Dates not previously paid, together with interest thereon at a rate equal to the applicable Upper-Tier Interest Rate for such Class of Certificates for such Distribution Date, without giving effect to the Upper-Tier REMIC Loan Group I Rate or Upper-Tier REMIC Loan Group II Rate, as and if applicable, or the Upper-Tier REMIC WAC Rate.

Upper-Tier Interest Rate:  As described in the Preliminary Statement.

Upper-Tier Regular Interest:  As described in the Preliminary Statement.

Upper-Tier REMIC:  As described in the Preliminary Statement.

Upper-Tier REMIC Loan Group I Rate:  As described in the Preliminary Statement.

Upper-Tier REMIC Loan Group II Rate:  As described in the Preliminary Statement.

Upper-Tier REMIC WAC Rate:  For any Distribution Date, the weighted average of the Lower-Tier Interest Rates on the Lower-Tier Regular Interests (other than the Class LT-IO and Class LT-3 Interests), as of the first day of the related Interest Accrual Period, weighted on the basis of the Lower-Tier Principal Amounts of such Lower-Tier Regular Interests as of the first day of the related Interest Accrual Period.

U.S. Person:  (i) A citizen or resident of the United States; (ii) a corporation (or entity treated as a corporation for tax purposes) created or organized in the United States or under the laws of the United States or of any State thereof, including, for this purpose, the District of Columbia; (iii) a partnership (or entity treated as a partnership for tax purposes) organized in the United States or under the laws of the United States or of any state thereof, including, for this purpose, the District of Columbia (unless provided otherwise by future Treasury regulations); (iv) an estate whose income is includible in gross income for United States income tax purposes regardless of its source; or (v) a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. Persons have authority to control all substantial decisions of the trust.  Notwithstanding the last clause of the preceding sentence, to the extent provided in Treasury regulations, certain trusts in existence on August 20, 1996, and treated as U.S. Persons prior to such date, may elect to continue to be U.S. Persons.

Voting Rights:  The portion of the voting rights of all of the Certificates which is allocated to any Certificate.  As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Class X Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to the Class P Certificates, if any, and (c) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

WAC Cap:  With respect to the Mortgage Loans as of any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average of the Adjusted Net Mortgage Interest Rates then in effect at the beginning of the related Due Period on the Mortgage Loans, and (B) Net Swap Receipts, if any, for that Distribution Date less Net Swap Payments, if any, for that Distribution Date divided by the Stated Principal Balance of the Mortgage Loans at the beginning of the related Due Period, multiplied by 12.

ARTICLE II
CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

Section 2.01       Conveyance of Mortgage Loans.  (a)  The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, and the Trustee, on behalf of the Trust, hereby accepts the Trust Fund.

(b)           In connection with the transfer and assignment of each Mortgage Loan, the Depositor has delivered or caused to be delivered to the applicable Custodian for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

(i)       the original Mortgage Note [(except for up to [___]% of the Mortgage Notes for which there is a lost note affidavit and the copy of the Mortgage Note)], with all applicable riders, bearing all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee, endorsed “Pay to the order of _____________, without recourse” and signed in the name of the last endorsee.  To the extent that there is no room on the face of any Mortgage Note for an endorsement, the endorsement may be contained on an allonge, unless state law does not so allow and the Trustee is advised by the Responsible Party that state law does not so allow.  If the Mortgage Loan was acquired by the Responsible Party in a merger, the endorsement must be by “[last endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by “[last endorsee], formerly known as [previous name]”;

(ii)       the original Mortgage, with all applicable riders, with evidence of recording thereon.  If in connection with any Mortgage Loan, the Responsible Party, cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Responsible Party (to the extent that it has not previously delivered the same to the Sponsor or the applicable Custodian), shall deliver or cause to be delivered to the applicable Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an officer’s certificate of (or certified by) the

Responsible Party (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to applicable Custodian upon receipt thereof by the Responsible Party; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(iii)       the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or a certified true copy of such agreement submitted for recording;

(iv)       except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan endorsed in blank and in recordable form;

(v)       the originals of all intervening Assignments of Mortgage (if any) evidencing a complete chain of assignment from the applicable originator (or MERS with respect to each MERS Designated Mortgage Loan) to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments of Mortgage, the Responsible Party (to the extent that it has not previously delivered the same to the Sponsor or the Trustee) shall deliver or cause to be delivered to the applicable Custodian, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an officer’s certificate of (or certified by) the Responsible Party (or certified by the title company, escrow agent, or closing attorney) stating that such intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the applicable Custodian upon receipt thereof by the Responsible Party; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(vi)       the original or duplicate of lender’s title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company; and

(vii)       a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if provided).

The Depositor shall use reasonable efforts to assist the applicable Custodian and the Servicer in enforcing the obligations of the Responsible Party under the Representations and Warranties Agreement.

Each Mortgage Loan for which a Mortgage Note is missing shall be evidenced by a lost note affidavit as of the Closing Date.  In the event one or more lost note affidavits are provided to cover multiple missing Mortgage Notes on the Closing Date, the Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the applicable Custodian the applicable individual lost note affidavits within ten (10) Business Days of the Closing Date.  If the Responsible Party fails to deliver the required individual lost note affidavits within the specified period of time, the Trustee shall notify the Responsible Party to take such remedial actions, including, without limitation, the repurchase by the Responsible Party of any Mortgage Loan within 180 days of the Closing Date.

The Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the applicable Custodian the applicable recorded document promptly upon receipt from the respective recording office but in no event later than 180 days from the Closing Date.

If any Mortgage has been recorded in the name of Mortgage Electronic Registration System, Inc. (“MERS”) or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the Servicer shall take all reasonable actions as are necessary at the expense of the Depositor to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for the purpose of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

The Depositor shall use reasonable efforts to cause the Responsible Party to forward to the applicable Custodian additional documents evidencing an assumption, modification, consolidation or extension of a Mortgage Loan approved by the Responsible Party in accordance with the terms of the applicable Purchase Agreement.  All such Mortgage Loan Documents held by the applicable Custodian as to each applicable Mortgage Loan shall constitute the “Custodial File.”

On or prior to the Closing Date, the Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the applicable Custodian Assignments of Mortgages, in blank, for each Mortgage Loan (except with respect to each MERS Designated Mortgage Loan).  The Depositor shall use reasonable efforts to cause the Responsible Party to cause the Assignments of Mortgage with completed recording information to be provided to the Servicer in a reasonably acceptable manner.  No later than thirty (30) Business Days following the later of the Closing Date and the date of receipt by the Depositor of the fully completed Assignments of Mortgages in recordable form, the Depositor shall promptly submit or cause to be submitted for recording, at the expense of the Responsible Party, at no expense to the Trust Fund, the Servicer, the applicable Custodian, the Trustee or the Depositor in the appropriate public office for real property records, each Assignment of Mortgage referred to in Section 2.01(b)(v).  Notwithstanding the foregoing, however, for administrative convenience and facilitation of servicing and to reduce closing costs, the Assignments of Mortgage shall not be required to be completed and submitted for recording with respect to any Mortgage Loan (i) if the Trustee and each Rating Agency has received an opinion of counsel (which opinion shall not be an expense of the Trustee, the Servicer or the Trust Fund), satisfactory in form and substance to the Trustee and each Rating Agency, to the effect that the recordation of such Assignments of Mortgage in any specific jurisdiction is not necessary to protect the Trustee’s interest in the related Mortgage Note or (ii) if such Mortgage Loan is a MERS Designated Mortgage Loan.  If the Assignment of Mortgage is to be recorded, the Depositor shall use reasonable efforts to cause the Responsible Party to assign the Mortgage at the Responsible Party’s expense to “[_______], as trustee under the Pooling and Servicing Agreement dated as of [_______], 20[_______], [_______].” In the event that any such assignment is lost or returned unrecorded because of a defect therein with respect to any Mortgage Loan, and such defect is not cured, the Trustee shall cause the Responsible Party to repurchase such Mortgage Loan pursuant to the Representations and Warranties Agreement.

On or prior to the Closing Date, the Depositor shall deliver to the applicable Custodian and the Servicer a copy of the Data Tape Information in electronic, machine readable medium in a form mutually acceptable to the Depositor, the applicable Custodian and the Trustee.  Within ten (10) Business Days of the Closing Date, the Depositor shall deliver a copy of the complete Mortgage Loan Schedule to the each Custodian, the Trustee and the Servicer, and the applicable Custodian shall promptly, upon receipt of the Mortgage Loan Schedule (or any other mortgage loan schedules received by the applicable Custodian from the Depositor), inform the Depositor of receipt thereof.

In the event, with respect to any Mortgage Loan, that such original or copy of any document submitted for recordation to the appropriate public recording office is not so delivered to the applicable Custodian within 90 days following the applicable Original Purchase Date, and in the event that the Responsible Party does not cause such failure to be cured within 60 days of discovery of receipt of written notification of such failure from the Depositor, the related Mortgage Loan shall, upon the request of the Depositor, be repurchased by the Responsible Party pursuant to the Representations and Warranties Agreement, at the price and in the manner specified in the Representations and Warranties Agreement.  The foregoing repurchase remedy shall not apply in the event that the Responsible Party cannot deliver such original or copy of any document submitted for recordation to the appropriate public recording office within the specified period due to a delay caused by the recording office in the applicable jurisdiction; provided, that the Responsible Party shall instead deliver a recording receipt of such recording office or, if such recording receipt is not available, an officer’s certificate of an officer of the Responsible Party confirming that such document has been accepted for recording.

Notwithstanding anything to the contrary contained in this Section 2.01, in those instances where the public recording office retains or loses the original Mortgage or assignment after it has been recorded, the obligations of the Responsible Party shall be deemed to have been satisfied upon delivery by the Responsible Party to the applicable Custodian prior to the Closing Date of a copy of such Mortgage or assignment, as the case may be, certified (such certification to be an original thereof) by the public recording office to be a true and complete copy of the recorded original thereof.

(c)           The Depositor does hereby establish, pursuant to the further provisions of this Agreement and the laws of the State of New York, an express trust (the “Trust”) to be known, for convenience, as “[_______]” and [_______] is hereby appointed as Trustee in accordance with the provisions of this Agreement.  The Trust’s fiscal year is the calendar year.

(d)           The Trust shall have the capacity, power and authority, and the Trustee on behalf of the Trust is hereby authorized, to accept the sale, transfer, assignment, set over and conveyance by the Depositor to the Trust of all the right, title and interest of the Depositor in and to the Trust Fund (including, without limitation, the Mortgage Loans, the Representations and Warranties Agreement and the Interest Rate Swap Agreement) pursuant to Section 2.01(a).  The parties hereby acknowledge and agree that the execution and delivery of the Interest Rate Swap Agreement by the Trustee on behalf of the Trust was authorized and is hereby ratified and confirmed.

(e)           It is agreed and understood by the Depositor and the Trustee that it is the policy and intention of the Trust to acquire only Mortgage Loans meeting the requirements set forth in this Agreement, including without limitation, including the requirement that no Mortgage Loan be a High Cost Mortgage Loan and no Mortgage Loan originated on or after October 1, 2002 through March 6, 2003 be governed by the Georgia Fair Lending Act.

Section 2.02       Acceptance by the Trustee of the Mortgage Loans.  The Trustee, on behalf of the Trust, hereby accepts the Trust Fund and assumes the obligations of the Depositor under the Representations and Warranties Agreement from and after the Closing Date and solely insofar as they relate to the Mortgage Loans.  For avoidance of doubt, the parties acknowledge that all obligations so assumed are obligations of the Trust and, to the extent such obligations are payment or monetary obligations, are payable solely from the Trust Fund, and not of the Trustee in its individual capacity.  The applicable Custodian acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit F, subject to any exceptions listed on the exception report attached thereto, and the Trustee declares that the applicable Custodian, on the Trustee’s behalf, holds and will hold such documents and the other documents delivered to the applicable Custodian pursuant to Section 2.01, and that the Trustee holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders.  The applicable Custodian acknowledges that it will maintain possession of the related Mortgage Notes in the State of [______], unless otherwise permitted by the Rating Agencies.

Prior to and as a condition to the Closing, the applicable Custodian shall deliver via facsimile (with original to follow the next Business Day) to the Depositor, the Trustee and the Servicer an Initial Certification prior to the Closing Date, or as the Depositor agrees to, on the Closing Date, certifying receipt of a Mortgage Note and Assignment of Mortgage for each Mortgage Loan with any exceptions noted on the exception report attached thereto.  The applicable Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

On the Closing Date, the applicable Custodian shall ascertain that all documents required to be reviewed by it are in its possession, and shall deliver to the Depositor, the Trustee and the Servicer an Initial Certification, in the form annexed hereto as Exhibit F, and shall deliver to the Depositor, the Trustee and the Servicer a Document Certification and Exception Report, in the form annexed hereto as Exhibit G, within 90 days (or with respect to any

Substitute Mortgage Loan delivered to the applicable Custodian, within 30 days after the receipt of the Mortgage File by the applicable Custodian) after the Closing Date to the effect that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or any Mortgage Loan specifically identified in such certification as an exception and not covered by such certification):  (i) all documents required to be reviewed by it are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; (iii) based on its examination and only as to the foregoing documents, the information set forth in items (1), (2) and (13) of the Mortgage Loan Schedule and items (1), (2) and (13) of the Data Tape Information respecting such Mortgage Loan is correct; and (iv) each Mortgage Note has been endorsed as provided in Section 2.01 of this Agreement.  The applicable Custodian shall not be responsible to verify the validity, sufficiency or genuineness of any document in any Custodial File.

The applicable Custodian shall retain possession and custody of each applicable Custodial File in accordance with and subject to the terms and conditions set forth herein.  The Servicer shall promptly deliver to the applicable Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Custodial File as come into the possession of the Servicer from time to time.

The Depositor shall use reasonable efforts to cause the Responsible Party to deliver to the Servicer copies of all trailing documents required to be included in the Custodial File at the same time the original or certified copies thereof are delivered to the applicable Custodian, including but not limited to such documents as the title insurance policy and any other Mortgage Loan Documents upon return from the public recording office.  The Depositor shall use reasonable efforts to cause the Responsible Party to deliver such documents, at the Responsible Party’s expense, to the Servicer and in no event shall the Servicer be responsible for any expenses relating to such delivery obligation.

Section 2.03      Representations, Warranties and Covenants of the Servicer and each Custodian.  (a) Servicer hereby makes the representations and warranties set forth in Schedule II hereto to the Depositor and the Trustee as of the Closing Date.  [_______] hereby makes the representations and warranties set forth in Schedule III hereto to the Depositor, the Servicer and the Trustee as of the Closing Date.  [_______] hereby makes the representations and warranties set forth in Schedule IV hereto to the Depositor, the Servicer and the Trustee as of the Closing Date.

(b)           It is understood and agreed by the Servicer and each Custodian that the representations and warranties set forth in this Section 2.03 shall survive the transfer of the Mortgage Loans by the Depositor to the Trustee, and shall inure to the benefit of the Depositor and the Trustee notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or failure to examine any Mortgage File.  Upon discovery by any of the Depositor, the Trustee, each Custodian, or the Servicer of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others.

(c)           In connection with any repurchase or substitution of a Mortgage Loan pursuant to this Section 2.03, Section 2.07, Section 3.28 or the Representations and Warranties

Agreement, the Servicer shall, based on information provided by the Responsible Party, amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Servicer shall deliver the amended Mortgage Loan Schedule to each Custodian.  The Servicer shall have no liability with respect to the information provided by the Responsible Party related to the Substitute Mortgage Loan.  Upon any such repurchase or any substitution and the deposit to the Collection Account of any Substitution Adjustment Amount, the applicable Custodian shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Responsible Party or the Depositor, as applicable, and shall execute and deliver at the direction of the Responsible Party or the Depositor, as applicable, such instruments of transfer or assignment prepared by the Responsible Party or the Depositor, as applicable, in each case without recourse, as shall be necessary to vest title in the Responsible Party or its designee or the Depositor or its designee, the Trustee’s interest in any Deleted Mortgage Loan repurchased or substituted for as described above in this Section 2.03(c).

(d)           For any month in which the Responsible Party substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Servicer will determine the amount (if any) by which the aggregate unpaid principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the Scheduled Payments due in the Due Period of substitution).  The Depositor shall use reasonable efforts to cause the Responsible Party to remit to the Servicer for deposit into the Collection Account on or before the next Remittance Date any Substitution Adjustment Amount.

(e)           In the event that a Mortgage Loan shall have been repurchased pursuant to this Agreement or the Representations and Warranties Agreement, the Repurchase Price thereof shall be deposited in the Collection Account by the Servicer pursuant to Section 3.10 on or before the next Remittance Date and upon such deposit of the Repurchase Price, and receipt of a Request for Release in the form of Exhibit L hereto, each Custodian shall release the related Custodial File held for the benefit of the Certificateholders to such Person as directed by the Servicer, and each Custodian shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee.  It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing together with satisfaction of any related indemnification obligations shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Servicer, each Custodian or the Trustee on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Custodial Files to each Custodian for the benefit of the Certificateholders.

Section 2.04      Execution and Delivery of Certificates.  The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized Denominations evidencing directly or indirectly the entire ownership of the Trust

Fund.  The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates.

Section 2.05      REMIC Matters.   The Preliminary Statement sets forth the designations for federal income tax purposes of all interests created hereby.  The “Start-up Day” of each Trust REMIC for purposes of the REMIC Provisions shall be the Closing Date.  The “latest possible maturity date” of the regular interest in each Trust REMIC is the Distribution Date in [_____] 20[__], which is the Distribution Date in the month following the month in which the latest maturity date of any Mortgage Loan occurs.  Amounts distributable to the Class X Certificates (prior to any reduction for any Basis Risk Payment or Swap Termination Payment), exclusive of any amounts received from the Swap Provider, shall be deemed paid from the Upper-Tier REMIC to the Class X REMIC in respect of the Class UT-X Interest and then from the Class X REMIC in respect of the Class X Interest to the Holders of the Class X Certificates prior to distribution of any Basis Risk Payments to the LIBOR Certificates or Swap Termination Payments to the Swap Provider.

For federal income tax purposes, any amount distributed on the LIBOR Certificates on any Distribution Date in excess of the amount distributable on their Corresponding Class of Upper-Tier Regular Interest on such Distribution Date shall be treated as having been paid from the Excess Reserve Fund Account or the Supplemental Interest Trust, as applicable, and any amount distributable on such Corresponding Class of Upper-Tier Regular Interest on such Distribution Date in excess of the amount distributable on the Corresponding Class of LIBOR Certificates on such Distribution Date shall be treated as having been paid to the Supplemental Interest Trust, all pursuant to and as further provided in Section 8.13.

Section 2.06      Representations and Warranties of the Depositor.  The Depositor hereby represents, warrants and covenants to the Trustee and the Servicer that as of the date of this Agreement or as of such date specifically provided herein:

(a)           The Depositor is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware;

(b)           The Depositor has the corporate power and authority to convey the Mortgage Loans and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by, this Agreement;

(c)           This Agreement has been duly and validly authorized, executed and delivered by the Depositor, all requisite corporate action having been taken, and, assuming the due authorization, execution and delivery hereof by the other parties hereto, constitutes or will constitute the legal, valid and binding agreement of the Depositor, enforceable against the Depositor in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights of creditors generally, and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(d)           No consent, approval, authorization or order of or registration or filing with, or notice to, any governmental authority or court is required for the execution, delivery and performance of or compliance by the Depositor with this Agreement or the consummation by the Depositor of any of the transactions contemplated hereby, except as have been made on or prior to the Closing Date;

(e)           None of the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby or thereby, or the fulfillment of or compliance with the terms and conditions of this Agreement, (i) conflicts or will conflict with or results or will result in a breach of, or constitutes or will constitute a default or results or will result in an acceleration under (A) the charter or bylaws of the Depositor, or (B) of any term, condition or provision of any material indenture, deed of trust, contract or other agreement or instrument to which the Depositor or any of its subsidiaries is a party or by which it or any of its subsidiaries is bound; (ii) results or will result in a violation of any law, rule, regulation, order, judgment or decree applicable to the Depositor of any court or governmental authority having jurisdiction over the Depositor or its subsidiaries; or (iii) results in the creation or imposition of any lien, charge or encumbrance which would have a material adverse effect upon the Mortgage Loans or any documents or instruments evidencing or securing the Mortgage Loans;

(f)           There are no actions, suits or proceedings before or against or investigations of, the Depositor pending, or to the knowledge of the Depositor, threatened, before any court, administrative agency or other tribunal, and no notice of any such action, which, in the Depositor’s reasonable judgment, might materially and adversely affect the performance by the Depositor of its obligations under this Agreement, or the validity or enforceability of this Agreement;

(g)           The Depositor is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency that may materially and adversely affect its performance hereunder; and

(h)           Immediately prior to the transfer and assignment by the Depositor to the Trustee on the Closing Date, the Depositor had good title to, and was the sole owner of each Mortgage Loan, free of any interest of any other Person, and the Depositor has transferred all right, title and interest in each Mortgage Loan to the Trustee.  The transfer of each Mortgage Note and each Mortgage as and in the manner contemplated by this Agreement is sufficient either (i) fully to transfer to the Trustee, for the benefit of the Certificateholders, all right, title, and interest of the Depositor thereto as note holder and mortgagee or (ii) to grant to the Trustee, for the benefit of the Certificateholders, the security interest referred to in Section 10.04.

It is understood and agreed that the representations, warranties and covenants set forth in this Section 2.06 shall survive delivery of the respective Custodial Files to each Custodian and shall inure to the benefit of the Trustee.

Section 2.07      Enforcement of Obligations for Breach of Mortgage Loan Representations.   Upon discovery by any of the parties hereto of a breach of a representation or warranty made by the Responsible Party pursuant to the Representations and Warranties Agreement, the party discovering such breach shall give prompt written notice thereof to the other parties to this Agreement and the Responsible Party.  The Trustee shall take such action, with the Depositor’s consent, with respect to such breach under the Representations and

Warranties Agreement as may be necessary or appropriate to enforce the rights of the Trust with respect thereto.

ARTICLE III
ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 3.01      Servicer to Service Mortgage Loans.   (a) For and on behalf of the Certificateholders, the Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and the respective Mortgage Loans, to the extent consistent with such terms, in compliance with all applicable federal, state and local laws, and in the same manner in which it services and administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of mortgage lenders and loan servicers administering similar mortgage loans but without regard to:

(i)       any relationship that the Servicer, any Subservicer or any Affiliate of the Servicer or any Subservicer may have with the related Mortgagor;

(ii)       the ownership or non-ownership of any Certificate by the Servicer or any Affiliate of the Servicer;

(iii)       the Servicer’s obligation to make P&I Advances or Servicing Advances; or

(iv)       the Servicer’s or any Subservicer’s right to receive compensation for its services hereunder or with respect to any particular transaction.

To the extent consistent with the foregoing, the Servicer shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes.  Subject only to the above described servicing standards and the terms of this Agreement and of the respective Mortgage Loans, the Servicer shall have full power and authority, acting alone or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable.  Without limiting the generality of the foregoing, the Servicer in its own name or in the name of the Trustee, solely in its capacity as Trustee for the Trust, or in the name of a Subservicer is hereby authorized and empowered by the Trustee when the Servicer believes it appropriate in its best judgment in accordance with Accepted Servicing Practices, to execute and deliver any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans and the Mortgaged Properties and to institute foreclosure proceedings or obtain a deed in lieu of foreclosure so as to convert the ownership of such properties, and to hold or cause to be held title to such properties, on behalf of the Trustee and in the name of the Trust.  The Servicer shall service and administer the Mortgage Loans in accordance with applicable state and federal law and shall provide to the Mortgagors any reports required to be provided to them thereby.  The Servicer shall also comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any standard hazard insurance policy.  Subject to Section 3.16, the applicable Custodian and the Trustee shall execute, at the written request of the Servicer, and furnish to the Servicer and any Subservicer such documents as are necessary or appropriate to enable the Servicer or any Subservicer to carry out their servicing and administrative duties hereunder, and each Custodian and the Trustee hereby grant to the Servicer, and this Agreement shall constitute, a power of attorney to carry out such duties including a power of attorney to take title to Mortgaged Properties after foreclosure on behalf of the Trustee and in the name of the Trust.  The Trustee shall execute a separate power of attorney in the form attached hereto as Exhibit R in favor of the Servicer for the purposes described herein to the extent necessary or desirable to enable the Servicer to perform its duties hereunder.  The Trustee shall not be liable for the actions of the Servicer or any Subservicers under such powers of attorney.

(b)           Subject to Section 3.09(b), in accordance with Accepted Servicing Practices, the Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the timely payment of taxes and assessments on the Mortgaged Properties, which advances shall be Servicing Advances reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09(b), and further as provided in Section 3.11.  Any cost incurred by the Servicer or by Subservicers in effecting the timely payment of taxes and assessments on a Mortgaged Property shall not be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

(c)           Notwithstanding anything in this Agreement to the contrary, the Servicer may not make any future advances with respect to a Mortgage Loan (except as provided in Section 4.01) and the Servicer shall not (i) permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, reduce or increase the principal balance (except for reductions resulting from actual payments of principal) or change the final maturity date on such Mortgage Loan (except for (A) a reduction of interest or principal payments resulting from the application of the Servicemembers Civil Relief Act or any similar state statutes or (B) as provided in Section 3.07(a), if the Mortgagor is in default with respect to the Mortgage Loan or such default is, in the judgment of the Servicer, reasonably foreseeable) or (ii) permit any modification, waiver or amendment of any term of any Mortgage Loan that would both (A) effect an exchange or reissuance of such Mortgage Loan under Section 1001 of the Code (or final, temporary or proposed Treasury regulations promulgated thereunder) and (B) cause any Trust REMIC to fail to qualify as a REMIC under the Code or the imposition of any tax on “prohibited transactions” or “contributions after the start-up day” under the REMIC Provisions, or (iii) except as provided in Section 3.07(a), waive any Prepayment Premiums.

(d)           The Servicer may delegate its responsibilities under this Agreement; provided, however, that no such delegation shall release the Servicer from the responsibilities or liabilities arising under this Agreement.

(e)           [The Servicer’s responsibilities under this Agreement shall not apply to any Mortgage Loan which, as of the closing date, has not been transferred to the Servicer.]

Section 3.02      Subservicing Agreements between the Servicer and Subservicers.   (a) The Servicer may enter into subservicing agreements with Subservicers, for the servicing and administration of the Mortgage Loans (“Subservicing Agreements”).  The Servicer represents and warrants to the other parties hereto that no Subservicing Agreement is in effect as of the Closing Date with respect to any Mortgage Loans required to be serviced by it hereunder.  The

Servicer shall give notice to the Depositor and the Trustee of any such Subservicer and Subservicing Agreement, which notice shall contain all information (including without limitation a copy of the Subservicing Agreement) reasonably necessary to enable the Trustee, pursuant to Section 8.12(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).  During the period when reports are required to be filed for the Trust under the Exchange Act, no Subservicing Agreement shall be effective until 30 days after such written notice is received by both the Depositor and the Trustee and thereafter shall be effective at the time the Servicer and any Subservicer enter into any such Subservicing Agreement.  The Trustee shall not be required to review or consent to such Subservicing Agreements and shall have no liability in connection therewith.

(b)           Each Subservicer shall be (i) authorized to transact business in the state or states in which the related Mortgaged Properties it is to service are situated, if and to the extent required by applicable law to enable the Subservicer to perform its obligations hereunder and under the Subservicing Agreement, (ii) an institution approved as a mortgage loan originator by the Federal Housing Administration or an institution that has deposit accounts insured by the FDIC and (iii) a Freddie Mac or Fannie Mae approved mortgage servicer.  Each Subservicing Agreement must impose on the Subservicer requirements conforming to the provisions set forth in Section 3.08 and provide for servicing of the Mortgage Loans consistent with the terms of this Agreement.  The Servicer will examine each Subservicing Agreement and will be familiar with the terms thereof.  The terms of any Subservicing Agreement will not be inconsistent with any of the provisions of this Agreement.  The Servicer and the respective Subservicers may enter into and make amendments to the Subservicing Agreements or enter into different forms of Subservicing Agreements; provided, however, that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement, and that no such amendment or different form shall be made or entered into which could be reasonably expected to be materially adverse to the interests of the Trustee, without the consent of the Trustee.  Any variation without the consent of the Trustee from the provisions set forth in Section 3.08 relating to insurance or priority requirements of Subservicing Accounts, or credits and charges to the Subservicing Accounts or the timing and amount of remittances by the Subservicers to the Servicer, are conclusively deemed to be inconsistent with this Agreement and therefore prohibited.  The Servicer shall deliver to the Trustee and the Depositor copies of all Subservicing Agreements, and any amendments or modifications thereof, promptly upon the Servicer’s execution and delivery of such instruments.

(c)           As part of its servicing activities hereunder, the Servicer (except as otherwise provided in the last sentence of this paragraph), for the benefit of the Trustee, shall enforce the obligations of each Subservicer under the related Subservicing Agreement, including, without limitation, any obligation to make advances in respect of delinquent payments as required by a Subservicing Agreement.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements, and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement, to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage

 Loans or (ii) from a specific recovery of costs, expenses or attorneys’ fees against the party against whom such enforcement is directed.

(d)           The Servicer shall cause any Subservicer engaged by the Servicer (or by any Subservicer) for the benefit of the Depositor and the Trustee to comply with the provisions of this Section 3.02 and with Sections 3.22, 3.23, 6.02 and 6.05 of this Agreement to the same extent as if such Subservicer were the Servicer, and to provide the information required with respect to such Subservicer under Section 8.12(g) of this Agreement.  The Servicer shall be responsible for obtaining from each such Subservicer and delivering to applicable Persons any servicer compliance statement required to be delivered by such Subservicer under Section 3.22 and any assessment of compliance report and related accountant’s attestation required to be delivered by such Subservicer under Section 3.23, in each case as and when required to be delivered.

(e)           Subject to the conditions set forth in this Section 3.02(e), the Servicer and any Subservicer engaged by the Servicer is permitted to utilize one or more Subcontractors to perform certain of its obligations hereunder.  The Servicer shall promptly upon request provide to the Depositor a written description (in form and substance satisfactory to the Depositor) of the role and function of each Subcontractor utilized by the Servicer or any such Subservicer, specifying, not later than the date specified for delivery of the annual report on assessment of compliance set forth in Section 3.23(b) (i) the identity of each such Subcontractor, if any, that is “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, and (ii) which elements of the Servicing Criteria will be addressed in assessments of compliance provided by each Subcontractor identified pursuant to clause (i) of this paragraph.  As a condition to the utilization by the Servicer or any such Subservicer of any Subcontractor determined to be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such Subcontractor used by the Servicer (or by any such Subservicer) for the benefit of the Depositor and the Trustee to comply with the provisions of Section 3.23 of this Agreement to the same extent as if such Subcontractor were the Servicer.  The Servicer shall be responsible for obtaining from each such Subcontractor and delivering to the applicable Persons any assessment of compliance report and related accountant’s attestation required to be delivered by such Subcontractor under Section 3.23, in each case as and when required to be delivered.

Notwithstanding the foregoing, if the Servicer engages a Subcontractor in connection with the performance of any of its duties under this Agreement, the Servicer shall be responsible for determining whether such Subcontractor is a “servicer” within the meaning of Item 1101 of Regulation AB and whether any such affiliate or third-party vendor meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB.  If the Servicer determines, pursuant to the preceding sentence, that such Subcontractor is a “servicer” within the meaning of Item 1101 of Regulation AB and meets the criteria in Item 1108(a)(2)(i) through (iii) of Regulation AB, then such Subcontractor shall be deemed to be a Subservicer for purposes of this Agreement, the engagement of such Subservicer shall not be effective unless and until notice is given pursuant to Section 3.02(a) and the Servicer shall comply with Section 3.02(d) with respect thereto.

Section 3.03      Successor Subservicers.   The Servicer shall be entitled to terminate any Subservicing Agreement and the rights and obligations of any Subservicer pursuant to any Subservicing Agreement in accordance with the terms and conditions of such Subservicing Agreement; provided, however, that during the period when reports are required to be filed for the Trust under the Exchange Act, the termination, resignation or removal of a Subservicer shall be not be effective until 30 days after written notice is received by both the Depositor and the Trustee that contains all information reasonably necessary to enable the Trustee, pursuant to Section 8.12(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).  In the event of termination of any Subservicer, all servicing obligations of such Subservicer shall be assumed simultaneously by the Servicer without any act or deed on the part of such Subservicer or the Servicer, and the Servicer either shall service directly the related Mortgage Loans or shall enter into a Subservicing Agreement with a successor Subservicer which qualifies under Section 3.02.

Any Subservicing Agreement shall include the provision that such agreement may be immediately terminated by the Depositor or the Trustee without fee, in accordance with the terms of this Agreement, in the event that the Servicer shall, for any reason, no longer be the Servicer (including termination due to an Event of Default).

Section 3.04      Liability of the Servicer.  Notwithstanding any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, the Servicer shall remain obligated and primarily liable to the Trustee for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering such Mortgage Loans.  The Servicer shall be entitled to enter into any agreement with a Subservicer for indemnification of the Servicer by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

Section 3.05      No Contractual Relationship between Subservicers and the Trustee.  Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the Servicer alone, and the Trustee (or any successor to the Servicer) shall not be deemed a party thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.06.  The Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether the Servicer’s compensation pursuant to this Agreement is sufficient to pay such fees.

Section 3.06      Assumption or Termination of Subservicing Agreements by Trustee.   In the event the Servicer at any time shall for any reason no longer be the Servicer (including by reason of the occurrence of an Event of Default), the Trustee, or its designee, or the successor Servicer if the successor Servicer is not the Trustee, shall, subject to the rights of the Servicing Rights Pledgee, thereupon assume all of the rights and obligations of the Servicer under each Subservicing Agreement that the Servicer may have entered into, with copies thereof provided to the Trustee prior to the Trustee assuming such rights and obligations, unless the Trustee elects to terminate any Subservicing Agreement in accordance with its terms as provided in Section 3.03.

Upon such assumption, the Trustee, its designee or the successor servicer shall be deemed, subject to Section 3.03, to have assumed all of the Servicer’s interest therein and to have replaced the Servicer as a party to each Subservicing Agreement to the same extent as if each Subservicing Agreement had been assigned to the assuming party, except that (i) the Servicer shall not thereby be relieved of any liability or obligations under any Subservicing Agreement that arose before it ceased to be the Servicer and (ii) none of the Depositor, the Trustee, their designees or any successor Servicer shall be deemed to have assumed any liability or obligation of the Servicer that arose before it ceased to be the Servicer.

The Servicer at its expense shall, upon request of the Trustee, deliver to the assuming party all documents and records relating to each Subservicing Agreement and the Mortgage Loans then being serviced and an accounting of amounts collected and held by or on behalf of it, and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreements to the assuming party.

Section 3.07      Collection of Certain Mortgage Loan Payments.  (a) The Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Mortgage Loans and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any applicable Insurance Policies, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Consistent with the foregoing and Accepted Servicing Practices, the Servicer may (i) waive any late payment charge or, if applicable, any penalty interest, or (ii) extend the Due Dates for the Scheduled Payments due on a Mortgage Note for a period of not greater than 180 days; provided, that any extension pursuant to clause (ii) above shall not affect the amortization schedule of any Mortgage Loan for purposes of any computation hereunder, except as provided below.  In the event of any such arrangement pursuant to clause (ii) above, the Servicer shall make timely advances on such Mortgage Loan during such extension pursuant to Section 4.01 and in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements, subject to Section 4.01(d) pursuant to which the Servicer shall not be required to make any such advances that are Nonrecoverable P&I Advances.  Notwithstanding the foregoing, in the event that any Mortgage Loan is in default or, in the judgment of the Servicer, such default is reasonably foreseeable, the Servicer, consistent with the standards set forth in Section 3.01, may also waive, modify or vary any term of such Mortgage Loan (including modifications that would change the Mortgage Interest Rate, forgive the payment of principal or interest, extend the final maturity date of such Mortgage Loan or waive, in whole or in part, a Prepayment Premium), accept payment from the related Mortgagor of an amount less than the Stated Principal Balance in final satisfaction of such Mortgage Loan, or consent to the postponement of strict compliance with any such term or otherwise grant indulgence to any Mortgagor (any and all such waivers, modifications, variances, forgiveness of principal or interest, postponements, or indulgences collectively referred to herein as “Forbearance”); provided, however, that the final maturity date of any Mortgage Loan may not be extended beyond the Final Scheduled Distribution Date for the LIBOR Certificates.  The Servicer’s analysis supporting any Forbearance and the conclusion that any Forbearance meets the standards of Section 3.01 shall be reflected in writing in the applicable Servicing File.  Notwithstanding the foregoing, the Servicer may waive, in whole or in part, a Prepayment Premium only under the following circumstances:  (i) such waiver relates to a default or a reasonably foreseeable default and would, in the reasonable judgment of the Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Premium and the related Mortgage Loan, (ii) such Prepayment Premium is not permitted to be collected by applicable federal, state or local law or regulation, (iii) the collection of such Prepayment Premium would be considered “predatory” pursuant to written guidance published or issued by any applicable federal, state or local regulatory authority acting in its official capacity and having jurisdiction over such matters, (iv) the enforceability thereof is limited (1) by bankruptcy, insolvency, moratorium, receivership or other similar laws relating to creditor’s rights generally or (2) due to acceleration in connection with a foreclosure or other involuntary payment or (v) if the Servicer has not been provided with information sufficient to enable it to collect the Prepayment Premium.  If a Prepayment Premium is waived other than as permitted in this Section 3.07(a), then the Servicer is required to pay the amount of such waived Prepayment Premium, for the benefit of the Holders of the Class P Certificates, by depositing such amount into the Collection Account as soon as possible after the date of payoff, but in no event later than five (5) Business Days from such date.

(a)           The Servicer shall give notice to the Trustee, each Rating Agency and the Depositor of any proposed change of the location of the Collection Account within a reasonable period of time prior to any change thereof.

Section 3.08      Subservicing Accounts.   In those cases where a Subservicer is servicing a Mortgage Loan pursuant to a Subservicing Agreement, the Subservicer will be required to establish and maintain one or more segregated accounts (collectively, the “Subservicing Account”).  The Subservicing Account shall be an Eligible Account and shall otherwise be acceptable to the Servicer.  The Subservicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Subservicer’s receipt thereof, all proceeds of Mortgage Loans received by the Subservicer less its servicing compensation to the extent permitted by the Subservicing Agreement, and shall thereafter deposit such amounts in the Subservicing Account, in no event more than two Business Days after the deposit of such funds into the clearing account.  The Subservicer shall thereafter deposit such proceeds in the Collection Account or remit such proceeds to the Servicer for deposit in the Collection Account not later than two Business Days after the deposit of such amounts in the Subservicing Account.  For purposes of this Agreement, the Servicer shall be deemed to have received payments on the Mortgage Loans when the Subservicer receives such payments.

Section 3.09      Collection of Taxes, Assessments and Similar Items; Escrow Accounts.   (a) The Servicer shall ensure that each First Lien Mortgage Loan shall be covered by a paid-in-full, life-of-the-loan tax service contract (each, a “Tax Service Contract”); provided, that the Responsible Party transferred a fully transferable Tax Service Contract to the Servicer at no expense to the Servicer.  Each Tax Service Contract shall be assigned to the Trustee, or its designee, at the Servicer’s expense in the event that the Servicer is terminated as Servicer of the related Mortgage Loan.

(b)           To the extent that the services described in this paragraph (b) are not otherwise provided pursuant to the Tax Service Contracts described in paragraph (a) above, the Servicer undertakes to perform such functions.  To the extent the related Mortgage Loan provides for Escrow Payments, the Servicer shall establish and maintain, or cause to be established and maintained, one or more segregated accounts (the “Escrow Accounts”), which shall be Eligible Accounts.  The Servicer shall deposit in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, all collections from the Mortgagors (or related advances from Subservicers) for the payment of taxes, assessments, hazard insurance premiums and comparable items for the account of the Mortgagors (“Escrow Payments”) collected on account of the Mortgage Loans and shall thereafter deposit such Escrow Payments in the Escrow Accounts, in no event more than two Business Days after the deposit of such funds in the clearing account, for the purpose of effecting the payment of any such items as required under the terms of this Agreement.  Withdrawals of amounts from an Escrow Account may be made only to (i) effect payment of taxes, assessments, hazard insurance premiums, and comparable items; (ii) reimburse the Servicer (or a Subservicer to the extent provided in the related Subservicing Agreement) out of related collections for any advances made pursuant to Section 3.01 (with respect to taxes and assessments) and Section 3.13 (with respect to hazard insurance); (iii) refund to Mortgagors any sums as may be determined to be overages; (iv) pay interest, if required and as described below, to Mortgagors on balances in the Escrow Account; (v) clear and terminate the Escrow Account at the termination of the Servicer’s obligations and responsibilities in respect of the Mortgage Loans under this Agreement; or (vi) recover amounts deposited in error.  As part of its servicing duties, the Servicer or Subservicers shall pay to the Mortgagors interest on funds in Escrow Accounts, to the extent required by law and, to the extent that interest earned on funds in the Escrow Accounts is insufficient, to pay such interest from its or their own funds, without any reimbursement therefor.  To the extent that a Mortgage does not provide for Escrow Payments, the Servicer shall determine whether any such payments are made by the Mortgagor in a manner and at a time that is necessary to avoid the loss of the Mortgaged Property due to a tax sale or the foreclosure as a result of a tax lien.  If any such payment has not been made and the Servicer receives notice of a tax lien with respect to the Mortgage Loan being imposed, the Servicer will, promptly and to the extent required to avoid loss of the Mortgaged Property, advance or cause to be advanced funds necessary to discharge such lien on the Mortgaged Property.  The Servicer assumes full responsibility for the payment of all such bills within such time and shall effect payments of all such bills irrespective of the Mortgagor’s faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments; provided, however, that such advances are deemed to be Servicing Advances.

Section 3.10      Collection Account.  (a) On behalf of the Trustee, the Servicer shall establish and maintain, or cause to be established and maintained, one or more segregated Eligible Accounts (such account or accounts, the “Collection Account”), held in trust for the benefit of the Trustee.  Funds in the Collection Account shall not be commingled with any other funds of the Servicer.  On behalf of the Trustee, the Servicer shall deposit or cause to be deposited in the clearing account (which account must be an Eligible Account) in which it customarily deposits payments and collections on mortgage loans in connection with its mortgage loan servicing activities on a daily basis, and in no event more than one Business Day after the Servicer’s receipt thereof, and shall thereafter deposit in the Collection Account, in no event more than two Business Days after the deposit of such funds into the clearing account, as and when received or as otherwise required hereunder, the following payments and collections received or made by it subsequent to the Cut-off Date (other than in respect of principal or interest on the related Mortgage Loans due on or before the Cut-off Date), or payments (other than Principal Prepayments) received by it on or prior to the Cut off Date but allocable to a Due Period subsequent thereto:

(i)       all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(ii)       all payments on account of interest (net of the related Servicing Fee) on each Mortgage Loan;

(iii)       all Insurance Proceeds and Condemnation Proceeds (to the extent such Insurance Proceeds and Condemnation Proceeds are not to be applied to the restoration of the related Mortgaged Property or released to the related Mortgagor in accordance with the express requirements of law or in accordance with Accepted Servicing Practices) and all Liquidation Proceeds;

(iv)       any amounts required to be deposited pursuant to Section 3.12 in connection with any losses realized on Permitted Investments with respect to funds held in the Collection Account;

(v)       any amounts required to be deposited by the Servicer pursuant to the second paragraph of Section 3.13(a) in respect of any blanket policy deductibles;

(vi)       all proceeds of any Mortgage Loan repurchased or purchased in accordance with this Agreement and any Substitution Adjustment Amount; and

(vii)       all Prepayment Premiums collected by the Servicer.

The foregoing requirements for deposit in the Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of late payment charges, NSF fees, reconveyance fees, assumption fees and other similar fees and charges need not be deposited by the Servicer in the Collection Account and shall, upon collection, belong to the Servicer as additional compensation for its servicing activities.  In the event the Servicer shall deposit in the Collection Account any amount not required to be deposited therein, it may at any time withdraw such amount from the Collection Account, any provision herein to the contrary notwithstanding.

(b)           Funds in the Collection Account may be invested in Permitted Investments in accordance with the provisions set forth in Section 3.12.  The Servicer shall give notice to the Trustee and the Depositor of the location of the Collection Account maintained by it when established and prior to any change thereof.

Section 3.11      Withdrawals from the Collection Account.  (a) The Servicer shall, from time to time, make withdrawals from the Collection Account for any of the following purposes or as described in Section 4.01:

(i)       on or prior to the Remittance Date, to remit to the Trustee all Available Funds, the Trustee Fee and the Custodian Fee in respect of the related Distribution Date together with all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Prepayment Period;

(ii)       to reimburse the Servicer for P&I Advances, but only to the extent of amounts received which represent Late Collections (net of the related Servicing Fees) of Scheduled Payments on Mortgage Loans with respect to which such P&I Advances were made in accordance with the provisions of Section 4.01;

(iii)       to pay the Servicer or any Subservicer (A) any unpaid Servicing Fees or (B) any unreimbursed Servicing Advances with respect to each Mortgage Loan, but in each case only to the extent of any Late Collections, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds or other amounts as may be collected by the Servicer from a Mortgagor, or otherwise received with respect to such Mortgage Loan (or the related REO Property);

(iv)       to pay to the Servicer as servicing compensation (in addition to the Servicing Fee) on the Remittance Date any interest or investment income earned on funds deposited in the Collection Account;

(v)       to pay the Responsible Party or the Depositor, as applicable, with respect to each Mortgage Loan that has previously been repurchased or replaced pursuant to this Agreement or the Representations and Warranties Agreement all amounts received thereon subsequent to the date of purchase or substitution, as the case may be;

(vi)       to reimburse the Servicer for (A) any unreimbursed P&I Advance or Servicing Advance previously made which the Servicer has determined to be a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance in accordance with the provisions of Section 4.01, (B) any P&I Advance or Servicing Advance previously made with respect to a delinquent Mortgage Loan which Mortgage Loan has been modified by the Servicer in accordance with the terms of this Agreement; provided that the Servicer shall only reimburse itself for such P&I Advances and Servicing Advances at the time of such modification and shall reimburse itself after such modification only as otherwise permitted under the other clauses of this Section 3.11(a), and (C) any outstanding P&I Advance or Servicing Advance made by the Servicer from its own funds, from Amounts Held for Future Distribution, provided, however, any funds so applied shall be replaced by the Servicer by deposit in the Collection Account no later than the close of business on the related Remittance Date on which such funds are required to be distributed pursuant to Section 4.01(b);

(vii)       to pay, or to reimburse the Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Section 3.15;

(viii)    to reimburse the Servicer, the Depositor or the Trustee for expenses incurred by or reimbursable to the Servicer, the Depositor or the Trustee, as the case may be, pursuant to Section 6.03, Section 7.02 or Section 8.05;

(ix)       to reimburse the Servicer or the Trustee, as the case may be, for expenses reasonably incurred in respect of the breach or defect giving rise to the repurchase obligation as described in Section 2.03 that were included in the Repurchase Price of the Mortgage Loan, including any expenses arising out of the enforcement of the repurchase obligation, to the extent not otherwise paid pursuant to the terms hereof;

(x)       to invest funds in Permitted Investments in accordance with Section 3.12;

(xi)       to withdraw any amounts deposited in the Collection Account in error;

(xii)       to withdraw any amounts held in the Collection Account and not required to be remitted to the Trustee on the Remittance Date occurring in the month in which such amounts are deposited into the Collection Account, to reimburse the Servicer for unreimbursed Advances; and

(xiii)       to clear and terminate the Collection Account upon termination of this Agreement.

To the extent that the Servicer does not timely make the remittance referred to in clause (i) above, the Servicer shall pay the Trustee for the account of the Trustee interest on any amount not timely remitted at the prime rate, from and including the applicable Remittance Date to but excluding the date such remittance is actually made.

(b)           The Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Collection Account, to the extent held by or on behalf of it, pursuant to subclauses (a)(ii), (iii), (iv), (v), (vi), (vii), (viii) and (ix) above.  The Servicer shall provide written notification to the Depositor, on or prior to the next succeeding Remittance Date, upon making any withdrawals from the Collection Account pursuant to subclause (a)(vi) above.

Section 3.12      Investment of Funds in the Collection Account and the Distribution Account.  (a) The Servicer may invest the funds in the Collection Account.  The Trustee may invest funds in the Distribution Account during the Trustee Float Period, and shall (except during the Trustee Float Period), invest such funds in the Distribution Account at the direction of the Depositor.  For purposes of this Section 3.12, each of the Collection Accounts and the Distribution Accounts are referred to as an “Investment Account”) and all funds therein may be invested in one or more Permitted Investments bearing interest or sold at a discount, and maturing, unless payable on demand, no later than the Business Day on which such funds are required to be withdrawn from such account pursuant to this Agreement (except for investments made at the Depositor’s direction, which shall mature no later than the Business Day immediately preceding the date of required withdrawal).  All such Permitted Investments shall be held to maturity, unless payable on demand.  Any investment of funds in an Investment Account shall be made in the name of the Trustee.  The Trustee shall be entitled to sole possession (except with respect to investment direction of funds held in the related Account and any income and gain realized thereon in any Account other than the Distribution Account during the Trustee Float Period) over each such investment, and any certificate or other instrument evidencing any such investment shall be delivered directly to the Trustee or its agent, together with any document of transfer necessary to transfer title to such investment to the Trustee.  In the event amounts on deposit in an Investment Account are at any time invested in a Permitted Investment payable on demand, the Trustee may:

(x)           consistent with any notice required to be given thereunder, demand that payment thereon be made on the last day such Permitted Investment may otherwise mature hereunder in an amount equal to the lesser of (1) all amounts then payable thereunder and (2) the amount required to be withdrawn on such date; and

(y)           demand payment of all amounts due thereunder that such Permitted Investment would not constitute a Permitted Investment in respect of funds thereafter on deposit in the Investment Account.

(b)           All income and gain realized from the investment of funds deposited in the Collection Account held by or on behalf of the Servicer, shall be for the benefit of the Servicer and shall be subject to its withdrawal in the manner set forth in Section 3.11.  The Servicer shall deposit in the Collection Account the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

(c)           All income and gain realized from the investment of funds deposited in the Distribution Account held by the Trustee, shall be for the benefit of the Depositor (except for any income or gain realized from the investment of funds on deposit in the Distribution Account during the Trustee Float Period, which shall be for the benefit of the Trustee).  The Depositor shall deposit in the Distribution Account (except with respect to the Trustee Float Period, in which case the Trustee shall so deposit) the amount of any loss of principal incurred in respect of any such Permitted Investment made with funds in such accounts immediately upon realization of such loss.

(d)           Except as otherwise expressly provided in this Agreement, if any default occurs in the making of a payment due under any Permitted Investment, or if a default occurs in any other performance required under any Permitted Investment, the Trustee shall take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings.

(e)           The Trustee or its Affiliates are permitted to receive additional compensation that could be deemed to be in the Trustee’s economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain of the Permitted Investments, (ii) using Affiliates to effect transactions in certain Permitted Investments and (iii) effecting transactions in certain Permitted Investments.

(f)           The Trustee shall not be liable for the amount of any loss incurred with respect of any investment (except that during the Trustee Float Period, it will be responsible for reimbursing the Trust for such loss) or lack of investment of funds held in any Investment Account or the Distribution Account if made in accordance with Section 3.12(c).

Section 3.13      Maintenance of Hazard Insurance, Errors and Omissions and Fidelity Coverage.  (a) The Servicer shall cause to be maintained for each Mortgage Loan standard hazard insurance on the related Mortgaged Property in an amount which is at least equal to the least of (i) the outstanding principal balance of such Mortgage Loan, (ii) the amount necessary to fully compensate for any damage or loss to the improvements that are a part of such property on a replacement cost basis and (iii) the maximum insurable value of the improvements which are a part of such Mortgaged Property, in each case in an amount not less than such amount as is necessary to avoid the application of any coinsurance clause contained in the related hazard insurance policy.  The Servicer shall also cause to be maintained fire insurance with extended coverage on each REO Property in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property, plus accrued interest at the Mortgage Interest Rate and related Servicing Advances. The Servicer will comply in the performance of this Agreement with all reasonable rules and requirements of each insurer under any such hazard policies.  Any amounts to be collected by the Servicer under any such policies (other than amounts to be applied to the restoration or repair of the property subject to the related Mortgage or amounts to be released to the Mortgagor in accordance with the procedures that the Servicer would follow in servicing loans held for its own account, subject to the terms and conditions of the related Mortgage and Mortgage Note) shall be deposited in the Collection Account, subject to withdrawal pursuant to Section 3.11.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Trustee, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  If the Mortgaged Property or REO Property is at any time in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Servicer will cause to be maintained a flood insurance policy in respect thereof.  Such flood insurance shall be in an amount equal to the lesser of (i) the unpaid principal balance of the related Mortgage Loan and (ii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program (assuming that the area in which such Mortgaged Property is located is participating in such program).

In the event that the Servicer shall obtain and maintain a blanket policy with an insurer having a General Policy Rating of B:VI or better in Best’s (or such other rating that is comparable to such rating) insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first two sentences of this Section 3.13, it being understood and agreed that such policy may contain a deductible clause, in which case the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with the first two sentences of this Section 3.13, and there shall have been one or more losses which would have been covered by such policy, deposit to the Collection Account from its own funds the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as administrator and servicer of the Mortgage Loans, the Servicer agrees to prepare and present, on behalf of itself, the Trustee claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.

(b)           The Servicer shall keep in force during the term of this Agreement a policy or policies of insurance covering errors and omissions for failure in the performance of the Servicer’s obligations under this Agreement, which policy or policies shall be in such form and amount that would meet the requirements of Fannie Mae or Freddie Mac if it were the purchaser of the Mortgage Loans, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall also maintain a fidelity bond in the form and amount that would meet the requirements of Fannie Mae or Freddie Mac, unless the Servicer has obtained a waiver of such requirements from Fannie Mae or Freddie Mac.  The Servicer shall provide the Trustee upon request with copies of any such insurance policies and fidelity bond.  The Servicer shall be deemed to have complied with this provision if an Affiliate of the Servicer has such errors and omissions and fidelity bond coverage and, by the terms of such insurance policy or fidelity bond, the coverage afforded thereunder extends to the Servicer.  Upon request from the Trustee, the Servicer shall cause to be delivered to the Trustee proof of coverage of the fidelity bond errors and omissions insurance policy and a statement from the surety and the insurer that that surety and insurer shall endeavor to notify the Trustee within 30 days prior to such fidelity bond’s errors and omissions insurance policy’s termination or material modification.  The Servicer shall also cause each Subservicer to maintain a policy of insurance covering errors and omissions and a fidelity bond which would meet such requirements.

Section 3.14      Enforcement of Due-on-Sale Clauses; Assumption Agreements.  The Servicer will, to the extent it has knowledge of any conveyance or prospective conveyance of any Mortgaged Property by any Mortgagor (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under the “due on sale” clause, if any, applicable thereto; provided, however, that the Servicer shall not be required to take such action if, in its sole business judgment, the Servicer believes it is not in the best interests of the Trust Fund and shall not exercise any such rights if prohibited by law from doing so.  If the Servicer reasonably believes it is unable under applicable law to enforce such “due on sale” clause or if any of the other conditions set forth in the proviso to the preceding sentence apply, the Servicer will enter into an assumption and modification agreement from or with the person to whom such property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note, the Servicer has the prior consent of the primary mortgage guaranty insurer, if any, and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  The Servicer is also authorized to enter into a substitution of liability agreement with such person, pursuant to which the original Mortgagor is released from liability and such person is substituted as the Mortgagor and becomes liable under the Mortgage Note; provided, that no such substitution shall be effective unless such person satisfies the underwriting criteria of the Servicer and has a credit risk rating at least equal to that of the original Mortgagor.  In connection with any assumption, modification or substitution, the Servicer shall apply such underwriting standards and follow such practices and procedures as shall be normal and usual in its general mortgage servicing activities and as it applies to other mortgage loans owned solely by it.  The Servicer shall not take or enter into any assumption and modification agreement, however, unless (to the extent practicable in the circumstances) it shall have received confirmation, in writing, of the continued effectiveness of any applicable hazard insurance policy, or a new policy meeting the requirements of this Section is obtained.  Any fee collected by the Servicer in respect of an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.  In connection with any such assumption, no material term of the Mortgage Note (including but not limited to the related Mortgage Interest Rate and the amount of the Scheduled Payment) may be amended or modified, except as otherwise required pursuant to the terms thereof.  The Servicer shall notify each Custodian that any such substitution, modification or assumption agreement has been completed by forwarding to the applicable Custodian the executed original of such substitution or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.

Notwithstanding the foregoing paragraph or any other provision of this Agreement, the Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or by the terms of the Mortgage Note or any assumption which the Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Section 3.14, the term “assumption” is deemed to also include a sale (of the Mortgaged Property) subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 3.15      Realization upon Defaulted Mortgage Loans.  The Servicer shall use its best efforts, consistent with Accepted Servicing Practices, to foreclose upon or otherwise comparably convert (which may include an acquisition of REO Property) the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Section 3.07, and which are not released from this Agreement pursuant to any other provision hereof.  The Servicer shall use reasonable efforts to realize upon such defaulted Mortgage Loans in such manner as will maximize the receipt of principal and interest by the Trustee, taking into account, among other things, the timing of foreclosure proceedings; provided, however with respect to any Second Lien Mortgage Loan, if, after such Mortgage Loan becomes 180 days or more delinquent, the Servicer determines that a significant net recovery is not possible through foreclosure, such Mortgage Loan may be charged off and the Mortgage Loan will be treated as a Liquidated Mortgage Loan giving rise to a Realized Loss.  The foregoing is subject to the provisions that, in any case in which a Mortgaged Property shall have suffered damage from an uninsured cause, the Servicer shall not be required to expend its own funds toward the restoration of such property unless it shall determine in its sole discretion (i) that such restoration will increase the net proceeds of liquidation of the related Mortgage Loan to the Trustee, after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Servicer through Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Section 3.11.  The Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related property, as contemplated in Section 3.11.  In circumstances where the Servicer determines that it would be uneconomical to foreclose on the related Mortgaged Property, the Servicer may write off the entire outstanding principal balance of the related Second Lien Mortgage Loan as bad debt.

In the event that the related First Lien Mortgage Loan is not being serviced by the Servicer, the Servicer shall have no liability for any losses resulting from a foreclosure on a Second Lien Mortgage Loan in connection with the foreclosure on the related First Lien Mortgage Loan for which the related First Lien Mortgage Loan is not included in the Trust Fund where the Servicer did not receive notice or otherwise had no actual knowledge regarding such foreclosure on the related First Lien Mortgage Loan; provided, however, if the Servicer is either notified or has actual knowledge that any holder of a First Lien Mortgage Loan intends to accelerate the obligations secured by the First Lien Mortgage Loan, or that any such holder intends to declare a default under the mortgage or promissory note secured thereby, or has filed or intends to file an election to have the related Mortgaged Property sold or foreclosed, the Servicer shall take, on behalf of the Trust, whatever actions are necessary to protect the interests of the Trust in accordance with Accepted Servicing Practices and the REMIC Provisions.  The Servicer shall not be required to make a Servicing Advance pursuant to Section 4.01 with respect thereto except to the extent that it determines in its reasonable good faith judgment that such advance would be recoverable from Liquidation Proceeds on the related Second Lien Mortgage Loan, that a significant net recovery is possible through foreclosure, and in no event in an amount that is greater than the then outstanding principal balance of the related Second Lien Mortgage Loan.  The Servicer shall thereafter take such action as is reasonably necessary to recover any amount so advanced and to otherwise reimburse itself as a Servicing Advance from the Collection Account pursuant to Section 3.11.

The proceeds of any Liquidation Event or REO Disposition, as well as any recovery resulting from a partial collection of Insurance Proceeds, Condemnation Proceeds or Liquidation Proceeds or any income from an REO Property, will be applied in the following order of priority:  first, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances, pursuant to Section 3.11 or 3.17; second, to accrued and unpaid interest on the Mortgage Loan or REO Imputed Interest, at the Mortgage Interest Rate, to the date of the liquidation or REO Disposition, or to the Due Date prior to the Remittance Date on which such amounts are to be distributed if not in connection with a Liquidation Event or REO Disposition; third, to reimburse the Servicer for any related unreimbursed P&I Advances, pursuant to Section 3.11; and fourth, as a recovery of principal of the Mortgage Loan.  If the amount of the recovery so allocated to interest is less than a full recovery thereof, that amount will be allocated as follows:  first, to unpaid Servicing Fees; and second, as interest at the Mortgage Interest Rate (net of the Servicing Fee Rate).  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Servicer or any Subservicer pursuant to Section 3.11 or 3.17.  The portions of the recovery so allocated to interest at the Mortgage Interest Rate (net of the Servicing Fee Rate) and to principal of the Mortgage Loan shall be applied as follows:  first, to reimburse the Servicer or any Subservicer for any related unreimbursed Servicing Advances in accordance with Section 3.11 or 3.17, and second, to the Trustee in accordance with the provisions of Section 4.02, subject to the last paragraph of Section 3.17 with respect to certain excess recoveries from an REO Disposition.

Notwithstanding anything to the contrary contained herein, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the Servicer has received actual notice of, or has actual knowledge of the presence of, hazardous or toxic substances or wastes on the related Mortgaged Property, or if the Trustee otherwise requests, the Servicer shall cause an environmental inspection or review of such Mortgaged Property to be conducted by a qualified inspector.  Upon completion of the inspection, the Servicer shall promptly provide the Trustee and the Depositor, with a written report of the environmental inspection.

After reviewing the environmental inspection report, the Servicer shall determine consistent with Accepted Servicing Practices how to proceed with respect to the Mortgaged Property.  In the event (a) the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes and (b) the Servicer determines, consistent with Accepted Servicing Practices, to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean-up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse the Servicer, the Servicer shall be entitled to be reimbursed from amounts in the Collection Account pursuant to Section 3.11.  In the event the Servicer determines not to proceed with foreclosure or acceptance of a deed in lieu of foreclosure, the Servicer shall be reimbursed from general collections for all Servicing Advances made with respect to the related Mortgaged Property from the Collection Account pursuant to Section 3.11.  The Trustee shall not be responsible for any determination made by the Servicer pursuant to this paragraph or otherwise.

Section 3.16      Release of Mortgage Files.  (a) Upon the payment in full of any Mortgage Loan, or the receipt by the Servicer of a notification that payment in full shall be escrowed in a manner customary for such purposes, the Servicer will, within five (5) Business Days of the payment in full, notify the applicable Custodian by a certification (which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Collection Account pursuant to Section 3.10 have been or will be so deposited) of a Servicing Officer and shall request delivery to it of the Custodial File by completing a Request for Release in the form of Exhibit L hereto to the applicable Custodian.  Upon receipt of such certification and Request for Release, the applicable Custodian shall promptly release the related Custodial File to the Servicer within three (3) Business Days.  No expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

(b)           From time to time and as appropriate for the servicing or foreclosure of any Mortgage Loan, including, for this purpose, collection under any Insurance Policy relating to the Mortgage Loans, each Custodian shall, upon request of the Servicer and delivery to the applicable Custodian, of a Request for Release, release the related Custodial File to the Servicer, and the Trustee shall, at the direction of the Servicer, execute such documents as shall be necessary to the prosecution of any such proceedings and the Servicer shall retain the Mortgage File in trust for the benefit of the Trustee.  Such Request for Release shall obligate the Servicer to return each and every document previously requested from the Custodial File to the applicable Custodian when the need therefor by the Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Collection Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Servicer has delivered to the applicable Custodian a certificate of a Servicing Officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing Officer stating that such Mortgage Loan was liquidated and that all amounts received or to be received in connection with such liquidation that are required to be deposited into the Collection Account have been so deposited, or that such Mortgage Loan has become an REO Property, a copy of the Request for Release shall be released by the applicable Custodian to the Servicer or its designee.  Upon receipt of a Request for Release under this Section 3.16, the applicable Custodian shall deliver the related Custodial File to the requesting Servicer by regular mail, unless the Servicer requests that the applicable Custodian deliver such Custodial File to the Servicer by overnight courier (in which case such delivery shall be at the Servicer’s expense); provided, however, that in the event the Servicer has not previously received copies of the relevant Mortgage Loan Documents necessary to service the related Mortgage Loan in accordance with Accepted Servicing Practices, the Depositor shall use reasonable efforts to cause the Responsible Party to reimburse the Servicer for any overnight courier charges incurred for the requested Custodial Files.

Upon written certification of a Servicing Officer, the Trustee shall execute and deliver to the Servicer copies of any court pleadings, requests for trustee’s sale or other documents reasonably necessary to the foreclosure or trustee’s sale in respect of a Mortgaged Property or to any legal action brought to obtain judgment against any Mortgagor on the Mortgage Note or Mortgage or to obtain a deficiency judgment, or to enforce any other remedies or rights provided by the Mortgage Note or Mortgage or otherwise available at law or in equity, or shall exercise and deliver to the Servicer a power of attorney sufficient to authorize the Servicer to execute such documents on its behalf.  Each such certification shall include a request that such pleadings or documents be executed by the Trustee and a statement as to the reason such documents or pleadings are required and that the execution and delivery thereof by the Trustee will not invalidate or otherwise affect the lien of the Mortgage, except for the termination of such a lien upon completion of the foreclosure or trustee’s sale.

Section 3.17      Title, Conservation and Disposition of REO Property.  (a) This Section shall apply only to REO Properties acquired for the account of the Trustee and shall not apply to any REO Property relating to a Mortgage Loan which was purchased or repurchased from the Trustee pursuant to any provision hereof.  In the event that title to any such REO Property is acquired, the Servicer shall cause the deed or certificate of sale to be issued in the name of the Trustee, on behalf of the Certificateholders, or the Trustee’s nominee.

(b)           The Servicer shall manage, conserve, protect and operate each REO Property for the Trustee solely for the purpose of its prompt disposition and sale.  The Servicer, either itself or through an agent selected by the Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  The Servicer shall attempt to sell the same (and may temporarily rent the same for a period not greater than one year, except as otherwise provided below) on such terms and conditions as the Servicer deems to be in the best interest of the Trustee.  The Servicer shall notify the Trustee from time to time as to the status of each REO Property.

(c)           The Servicer shall use its best efforts to dispose of the REO Property as soon as possible (subject to the Trustee’s right to veto any proposed sale of REO Property) and shall sell such REO Property in any event within three years after title has been taken to such REO Property, unless the Servicer determines, and gives an appropriate notice to the Trustee to such effect, that a longer period is necessary for the orderly liquidation of such REO Property.  If a period longer than three years is permitted under the foregoing sentence and is necessary to sell any REO Property, the Servicer shall report monthly to the Trustee as to the progress being made in selling such REO Property.  Notwithstanding its veto rights, the Trustee has no obligation with respect to REO Dispositions.

(d)           The Servicer shall segregate and hold all funds collected and received in connection with the operation of any REO Property separate and apart from its own funds and general assets and shall deposit such funds in the Collection Account.

(e)           The Servicer shall deposit net of reimbursement to the Servicer for any related outstanding Servicing Advances and unpaid Servicing Fees provided in Section 3.11, or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the related REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property.

(f)           The Servicer, upon an REO Disposition, shall be entitled to reimbursement for any related unreimbursed Servicing Advances as well as any unpaid Servicing Fees from proceeds received in connection with the REO Disposition, as further provided in Section 3.11.

(g)           Any net proceeds from an REO Disposition which are in excess of the unpaid principal balance of the related Mortgage Loan plus all unpaid REO Imputed Interest thereon through the date of the REO Disposition shall be retained by the Servicer as additional servicing compensation.

(h)           The Servicer shall use its reasonable best efforts, to sell, or cause the Subservicer to sell, any REO Property as soon as possible, but in no event later than the conclusion of the third calendar year beginning after the year of its acquisition by the REMIC unless (i) the Servicer applies for an extension of such period from the Internal Revenue Service pursuant to the REMIC Provisions and Code Section 856(e)(3), in which event such REO Property shall be sold within the applicable extension period, or (ii) the Servicer obtains for the Trustee an Opinion of Counsel, addressed to the Depositor, the Trustee and the Servicer, to the effect that the holding by the Pooling-Tier REMIC-1 of such REO Property subsequent to such period will not result in the imposition of taxes on “prohibited transactions” as defined in Section 860F of the Code or cause any Trust REMIC to fail to qualify as a REMIC under the REMIC Provisions or comparable provisions of relevant state laws at any time.  The Servicer shall manage, conserve, protect and operate each REO Property serviced by the Servicer for the Trustee solely for the purpose of its prompt disposition and sale in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) or result in the receipt by the Pooling-Tier REMIC-1 of any “income from non-permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” which is subject to taxation under Section 860G(a)(1) of the

Code.  Pursuant to its efforts to sell such REO Property, the Servicer shall either itself or through an agent selected by the Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Trustee on behalf of the Certificateholders, rent the same, or any part thereof, as the Servicer deems to be in the best interest of the Trustee on behalf of the Certificateholders for the period prior to the sale of such REO Property; provided, however, that any rent received or accrued with respect to such REO Property qualifies as “rents from real property” as defined in Section 856(d) of the Code.

Section 3.18      Notification of Adjustments.  With respect to each Adjustable Rate Mortgage Loan, the Servicer shall adjust the Mortgage Interest Rate on the related Adjustment Date and shall adjust the Scheduled Payment on the related mortgage payment adjustment date, if applicable, in compliance with the requirements of applicable law and the related Mortgage and Mortgage Note.  In the event that an Index becomes unavailable or otherwise unpublished, the Servicer shall select a comparable alternative index over which it has no direct control and which is readily verifiable.  The Servicer shall execute and deliver any and all necessary notices required under applicable law and the terms of the related Mortgage Note and Mortgage regarding the Mortgage Interest Rate and Scheduled Payment adjustments.  The Servicer shall promptly, upon written request therefor, deliver to the Trustee such notifications and any additional applicable data regarding such adjustments and the methods used to calculate and implement such adjustments.  Upon the discovery by the Servicer or the receipt of notice from the Trustee that the Servicer has failed to adjust a Mortgage Interest Rate or Scheduled Payment in accordance with the terms of the related Mortgage Note, the Servicer shall deposit in the Collection Account from its own funds the amount of any interest loss caused as such interest loss occurs.

Section 3.19      Access to Certain Documentation and Information Regarding the Mortgage Loans.   The Servicer shall provide, or cause the Subservicer to provide, to the Depositor, the Trustee, the OTS or the FDIC and the examiners and supervisory agents thereof access to the documentation regarding the Mortgage Loans in its possession required by applicable regulations of the OTS.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices of the Servicer or any Subservicer.  Nothing in this Section shall derogate from the obligation of any such party to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of any such party to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.

Section 3.20      Documents, Records and Funds in Possession of the Servicer to Be Held for the Trustee.   The Servicer shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds, Condemnation Proceeds or Insurance Proceeds in respect of any Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, the Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including, but not limited to, any funds on deposit in the Collection Account, shall be held by the Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement.  The Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Collection Account, the Distribution Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Servicer under this Agreement.

Section 3.21      Servicing Compensation.  (a) As compensation for its activities hereunder, the Servicer shall, with respect to each Mortgage Loan, be entitled to retain from deposits to the Collection Account and from Liquidation Proceeds, Insurance Proceeds, and Condemnation Proceeds related to such Mortgage Loan, the Servicing Fee with respect to each Mortgage Loan (less any portion of such amounts retained by any Subservicer).  In addition, the Servicer shall be entitled to recover unpaid Servicing Fees out of related Late Collections to the extent permitted in Section 3.11.  The right to receive the Servicing Fee may not be transferred in whole or in part except as provided in Section 6.06 or in connection with the transfer of all of the Servicer’s responsibilities and obligations under this Agreement; provided, however, that the Servicer may pay from the Servicing Fee any amounts due to a Subservicer pursuant to a Subservicing Agreement entered into under Section 3.02.

(b)           Additional servicing compensation in the form of assumption or modification fees, late payment charges, NSF fees, reconveyance fees and other similar fees and charges (other than Prepayment Premiums) shall be retained by the Servicer only to the extent such fees or charges are received by the Servicer.  The Servicer shall also be entitled pursuant to Section 3.09(b)(vi) and Section 3.11(a)(iv) to withdraw from the Collection Account, as additional servicing compensation, interest or other income earned on deposits therein.

(c)           The Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of premiums for any blanket policy insuring against hazard losses pursuant to Section 3.13, servicing compensation of the Subservicer to the extent not retained by it and the fees and expenses of independent accountants and any agents appointed by the Servicer), and shall not be entitled to reimbursement therefor except as specifically provided in Section 3.11.

Section 3.22      Annual Statement as to Compliance.  The Servicer shall deliver or cause to be delivered, and shall cause each Subservicer engaged by the Servicer to deliver or cause to be delivered to the Depositor, the Rating Agencies and the Trustee on or before March 1st of each calendar year, commencing in 20[__], an Officer’s Certificate stating, as to each signatory thereof, that (i) a review of the activities of the Servicer or Subservicer, as applicable, during the preceding calendar year and of its performance under this Agreement, or the applicable Subservicing Agreement, as the case may be, has been made under such officers’ supervision, and (ii) to the best of such officers’ knowledge, based on such review, the Servicer or Subservicer, as applicable, has fulfilled all of its obligations under this Agreement or the applicable Subservicing Agreement, as the case may be, in all material respects throughout such year, or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officers and the nature and status thereof.  Promptly after receipt of each such Officer’s Certificate, the Depositor shall review such Officer’s

Certificate and, if applicable, consult with the Servicer as to the nature of any defaults by the Servicer or any related Subservicer in the fulfillment of any of the Servicer’s or Subservicer’s obligations.  The obligations of the Servicer or Subservicer under this Section apply to each Servicer and Subservicer that serviced a Mortgage Loan during the applicable period, whether or not the Servicer or Subservicer is acting as the Servicer or Subservicer, as applicable, at the time such Officer’s Certificate is required to be delivered.  None of the Trustee, Servicer or Subservicer shall be required to cause the delivery of any Officer’s Certificate required by this Section until March 10th in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

Section 3.23      Annual Reports on Assessment of Compliance with Servicing Criteria; Annual Independent Public Accountants’ Attestation Report.  (a) Not later than March 1st of each calendar year commencing in 20[__], the Servicer, each Custodian and the Trustee each shall deliver, and the Servicer shall cause each Subservicer engaged by the Servicer and the Servicer and the Trustee shall cause each Subcontractor utilized by the Servicer (or by any such Subservicer) or the Trustee, as applicable, and determined by the Servicer or the Trustee, as applicable, pursuant to Section 3.02(e) to be “participating in a servicing function” within the meaning of Item 1122 of Regulation AB (in each case, a “Servicing Function Participant”), to deliver, each at its own expense, to the Depositor and the Trustee, a report on an assessment of compliance with the Servicing Criteria applicable to it that contains (A) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it, (B) a statement that such party used the Servicing Criteria to assess compliance with the applicable Servicing Criteria, (C) such party’s assessment of compliance with the applicable Servicing Criteria as of and for the period ending the end of the fiscal year covered by the Form 10-K required to be filed pursuant to Section 8.12, including, if there has been any material instance of noncompliance with the applicable Servicing Criteria, a discussion of each such failure and the nature and status thereof, and (D) a statement that a registered public accounting firm has issued an attestation report on such Person’s assessment of compliance with the applicable Servicing Criteria as of and for such period.  Each such assessment of compliance report shall be addressed to the Depositor and signed by an authorized officer of the applicable company, and shall address each of the applicable Servicing Criteria set forth on Exhibit T hereto, or as set forth in the notification furnished to the Depositor and the Trustee pursuant to Section 3.23(c).  The Servicer, the Trustee and the Custodian hereby acknowledge and agree that their respective assessments of compliance will cover the items identified on Exhibit T hereto as being covered by such party.  The parties to this Agreement acknowledge that where a particular Servicing Criteria has multiple components, each party’s assessment of compliance (and related attestation of compliance) will relate only to those components that are applicable to such party.  Promptly after receipt of each such report on assessment of compliance, (i) the Depositor shall review each such report and, if applicable, consult with the Servicer, the Trustee or the Custodian as to the nature of any material instance of noncompliance with the Servicing Criteria applicable to it (and each Subservicer or Servicing Function Participant engaged or utilized by the Servicer, such Subservicer or the Trustee, as applicable), as the case may be.  None of the Servicer, the Trustee or the Custodian or any Subservicer or Servicing Function Participant shall be required to cause the delivery of any such assessments until March 10th in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

(b)           Not later than March 1st of each calendar year commencing in 20[__], the Servicer, the Trustee and each Custodian shall cause, and the Servicer shall cause each Subservicer engaged by the Servicer and the Servicer and the Trustee shall cause each Servicing Function Participant utilized by the Trustee or the Servicer, as applicable (or by any Subservicer engaged by the Servicer), to cause, each at its own expense, a registered public accounting firm (which may also render other services to such party) and that is a member of the American Institute of Certified Public Accountants to furnish a report to the Trustee and the Depositor, with a copy to the Rating Agencies, to the effect that (i) it has obtained a representation regarding certain matters from the management of such Person, which includes an assertion that such Person has complied with the Servicing Criteria applicable to it pursuant to Section 3.23(a) and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the PCAOB, that attests to and reports on such Person’s assessment of compliance with the Servicing Criteria applicable to it.  In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion.  Each such related accountant’s attestation report shall be made in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act.  Such report must be available for general use and not contain restricted use language.  Promptly after receipt of each such accountants’ attestation report, the Depositor shall review the report and, if applicable, consult with the Servicer, the Trustee or the Custodian as to the nature of any defaults by the Servicer, the Trustee or the Custodian (and each Subservicer or Servicing Function Participant engaged or utilized by the Servicer or the Trustee, as applicable, or by any Subservicer engaged by the Servicer), as the case may be, in the fulfillment of any of the Servicer’s, the Trustee’s, the Custodian’s or the applicable Subservicer’s or Servicing Function Participant’s obligations hereunder or under any applicable sub-servicing agreement.  None of the Servicer, the Trustee or the Custodian or the Servicer or Servicing Function Participant shall be required to cause the delivery of any such attestation required by this paragraph until March 10th in any given year so long as it has received written confirmation from the Depositor that a Form 10-K is not required to be filed in respect of the Trust for the preceding calendar year.

(c)           No later than February 1 of each fiscal year, commencing in 20[__], the Servicer shall notify the Trustee and the Depositor as to the name of each Subservicer engaged by it and each Servicing Function Participant utilized by it and by each Subservicer engaged by it, and the Trustee shall notify the Depositor as to the name of each Servicing Function Participant utilized by it, and each such notice will specify what specific Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant in each case, to the extent of any change from the prior year’s notice, if any.  When the Servicer or the Trustee submits its assessment pursuant to Section 3.23(a), the Servicer and the Trustee, as applicable, will also at such time include the assessment (and related attestation pursuant to Section 3.23(b)) of each Servicing Function Participant utilized by it and by each Subservicer engaged by it.

Section 3.24      Trustee to Act as Servicer.  (a) In the event that the Servicer shall for any reason no longer be the Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor, subject to the rights of the Servicing Rights Pledgee (if any) under Sections 6.06 and 7.02, shall thereupon assume all of the rights and obligations of the Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the predecessor Servicer pursuant to Section 3.10 or any acts or omissions of the predecessor Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.03, (iv) responsible for expenses of the Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Servicer hereunder).  Any such assumption shall be subject to Sections 6.06 and 7.02.

(b)           Every Subservicing Agreement entered into by the Servicer shall contain a provision giving the successor Servicer the option to terminate such agreement in the event a successor Servicer is appointed.

(c)           If the Servicer shall for any reason no longer be the Servicer (including by reason of any Event of Default), the Trustee (or any other successor Servicer) may, at its option, succeed to any rights and obligations of the Servicer under any Subservicing Agreement in accordance with the terms thereof; provided, that the Trustee (or any other successor Servicer) shall not incur any liability or have any obligations in its capacity as successor Servicer under a Subservicing Agreement arising prior to the date of such succession unless it expressly elects to succeed to the rights and obligations of the Servicer thereunder; and the Servicer shall not thereby be relieved of any liability or obligations under the Subservicing Agreement arising prior to the date of such succession.

(d)           The Servicer shall, upon request of the Trustee, but at the expense of the Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement (if any) and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected and held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement to the assuming party.

Section 3.25      Compensating Interest.  The Servicer shall remit to the Trustee on each Remittance Date an amount from its own funds equal to Compensating Interest payable by the Servicer for such Remittance Date.

Section 3.26      Credit Reporting; Gramm-Leach-Bliley Act.  (a) With respect to each Mortgage Loan, the Servicer shall fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on the related Mortgagor credit files to Equifax, Experian and TransUnion Credit Information Company (three of the national credit repositories), on a monthly basis.

(b)           The Servicer shall comply with all provisions of the Privacy Laws relating to the Mortgage Loans, the related borrowers and any “nonpublic personal information” (as defined in the Privacy Laws) received by the Servicer incidental to the performance of its obligations under this Agreement, including, maintaining adequate information security procedures to protect such nonpublic personal information and providing all privacy notices required by the Privacy Laws.

Section 3.27      Excess Reserve Fund Account; Distribution Account.  (a) The Trustee shall establish and maintain the Excess Reserve Fund Account, on behalf of the Class X Certificateholders, to receive that portion of the distributions on the Class X Interest up to an amount equal to any Basis Risk Payments and to pay to the LIBOR Certificateholders any Basis Risk Carry Forward Amounts (prior to using any Net Swap Receipts).  For the avoidance of doubt, any Basis Risk Carry Forward Amounts shall be paid to the LIBOR Certificates first from the Excess Reserve Fund Account and then from the Supplemental Interest Trust.

On each Distribution Date on which there exists a Basis Risk Carry Forward Amount on any Class of LIBOR Certificates, the Trustee shall (1) withdraw from the Distribution Account and deposit in the Excess Reserve Fund Account, as set forth in Section 4.02(a)(iii)(L), the lesser of the Class X Distributable Amount (to the extent remaining after the distributions specified in Sections 4.02(a)(iii)(A)-(K) and without regard to the reduction in clause (iii) of the definition thereof for any Basis Risk Payment or Defaulted Swap Termination Payment) and the aggregate Basis Risk Carry Forward Amount and (2) withdraw from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of LIBOR Certificates the applicable Basis Risk Carry Forward Amounts.  Such payments, along with payments from the Supplemental Interest Trust, shall be allocated to those Classes based upon the amount of Basis Risk Carry Forward Amount owed to each such Class and shall be paid in the priority set forth in Section 4.02(a)(iii)(M).  In the event that the Class Certificate Balance of any Class of Certificates is reduced because of Applied Realized Loss Amounts, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts on the written down amounts on such Distribution Date or any future Distribution Dates (except to the extent such Class Certificate Balance is increased as a result of any Subsequent Recoveries), even if funds are otherwise available for distribution.

The Trustee shall account for the Excess Reserve Fund Account as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement.  The beneficial owners of the Excess Reserve Fund Account are the Class X Certificateholders.

Any Basis Risk Carry Forward Amounts distributed by the Trustee to the LIBOR Certificateholders from the Excess Reserve Fund Account shall be accounted for by the Trustee, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates (in respect of the Class X Interest) and then to the respective Class or Classes of LIBOR Certificates.  In addition, the Trustee shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account (along with payments of Basis Risk Carry Forward Amounts and without duplication, Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any payments from the Excess Reserve Fund Account except as expressly set forth in this Section 3.27(a).

(b)           The Trustee shall establish and maintain the Distribution Account on behalf of the Certificateholders.  The Trustee shall, promptly upon receipt on the Business Day received, deposit in the Distribution Account and retain therein the following:

        (i)        the aggregate amount remitted by the Servicer to the Trustee pursuant to Section 3.11;

(ii)       any amount deposited by the Servicer pursuant to Section 3.12(b) in connection with any losses on Permitted Investments;

(iii)       any amounts remitted by the Servicer to the Trustee in respect of Compensating Interest pursuant to Section 3.25; and

(iv)       any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

In the event that the Servicer shall remit any amount not required to be remitted, the Servicer may at any time direct the Trustee in writing to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering notice to the Trustee, which describes the amounts deposited in error in the Distribution Account.  All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 4.02.

(c)           In order to comply with its duties under the USA Patriot Act of 2001, the Trustee shall obtain, verify and record certain information and documentation from the other parties to this Agreement including, but not limited to, each such party’s name, address, tax identification number, formation documents (e.g., articles of incorporation) and other identifying information.

Section 3.28      Optional Purchase of Delinquent Mortgage Loans.  Each of the Depositor and the Servicer, in each case in its sole discretion, shall have the option, but shall not be obligated, to purchase any 90+ Delinquent Mortgage Loans from the Trust Fund.  During the first ten (10) days after a Mortgage Loan becomes a 90+ Delinquent Mortgage Loan, the Depositor shall have the exclusive option to purchase such 90+ Delinquent Mortgage Loan.  The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued and unpaid interest on the related Mortgage Loan at the applicable Mortgage Interest Rate, plus the amount of any unreimbursed Servicing Advances made by the Servicer.  Upon receipt of such purchase price, the Servicer shall provide to the Trustee a Request for Release and the Trustee shall promptly release to the Depositor or the Servicer, as applicable, the Mortgage File relating to the Mortgage Loan being repurchased.

ARTICLE IV
DISTRIBUTIONS AND ADVANCES BY THE SERVICER

Section 4.01      Advances.  (a)    The amount of P&I Advances to be made by the Servicer for any Remittance Date shall equal, subject to Section 4.01(c), the sum of (i) the aggregate amount of Scheduled Payments (with each interest portion thereof net of the related Servicing Fee), due during the Due Period immediately preceding such Remittance Date in respect of the Mortgage Loans, which Scheduled Payments were not received as of the close of business on the related Determination Date, (ii) with respect to Second Lien Mortgage Loans for which Scheduled Payments were not received as of the close of business on the related Determination Date, the interest portion of the aggregate amount of Scheduled Payments (net of the related Servicing Fee), due during the Due Period immediately preceding such Remittance Date, (iii) with respect to each REO Property, which REO Property was acquired during or prior to the related Prepayment Period and as to which such REO Property an REO Disposition did not occur during the related Prepayment Period, an amount equal to the REO Imputed Interest that would have been due on the related Due Date in respect of the related Mortgage Loans and (iv) with respect to each Mortgage Loan that required a balloon payment on its final Due Date and for any Scheduled Payment on or after such final Due Date, a payment equal to the assumed monthly payment that would have been due on the related Due Date based upon the original principal amortization schedule for such balloon mortgage loan.

(b)           On each Remittance Date, the Servicer shall remit in immediately available funds to the Trustee for deposit in the Distribution Account an amount equal to the aggregate amount of P&I Advances, if any, to be made in respect of the Mortgage Loans and REO Properties for the related Remittance Date either (i) from its own funds or (ii) from the Collection Account, to the extent of funds held therein for future distribution (in which case, the Servicer will cause to be made an appropriate entry in the records of the Collection Account that Amounts Held for Future Distribution have been, as permitted by this Section 4.01, used by the Servicer in discharge of any such P&I Advance) or (iii) in the form of any combination of (i) and (ii) aggregating the total amount of P&I Advances to be made by the Servicer with respect to the Mortgage Loans and REO Properties.  Any Amounts Held for Future Distribution and so used shall be appropriately reflected in the Servicer’s records and replaced by the Servicer by deposit in the Collection Account on or before any future Remittance Date to the extent required.  In addition, the Servicer shall have the right to reimburse itself for any outstanding P&I Advance and Servicing Advance made by it from its own funds from Amounts Held For Future Distribution.  Any funds so applied and transferred pursuant to the previous sentence shall be replaced by the Servicer by deposit in the Collection Account no later than the close of business on the related Remittance Date on which such funds are required to be distributed pursuant to this Agreement.  The Servicer may reimburse itself from the Collection Account for unreimbursed P&I Advances and Servicing Advances made in connection with the modification of a Mortgage Loan.

(c)           The obligation of the Servicer to make such P&I Advances is mandatory, notwithstanding any other provision of this Agreement but subject to paragraph (d) below, and, with respect to any Mortgage Loan or REO Property, shall continue until a Final Recovery

Determination in connection therewith or the removal thereof from coverage under this Agreement, except as otherwise provided in this Section 4.01.

(d)           Notwithstanding anything herein to the contrary, no P&I Advance or Servicing Advance shall be required to be made hereunder by the Servicer if such P&I Advance or Servicing Advance would, if made, constitute a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance.  The determination by the Servicer that it has made a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance or that any proposed P&I Advance or Servicing Advance, if made, would constitute a Nonrecoverable P&I Advance or a Nonrecoverable Servicing Advance, respectively, shall be evidenced by an Officer’s Certificate of the Servicer delivered to the Trustee.  In addition, the Servicer shall not be required to make any P&I Advances on Mortgage Loans subject to bankruptcy proceedings or for any Relief Act Interest Shortfalls.

(e)           Except as otherwise provided herein, the Servicer shall be entitled to reimbursement pursuant to Section 3.11 for Servicing Advances from recoveries from the related Mortgagor or from all Liquidation Proceeds and other payments or recoveries (including Insurance Proceeds and Condemnation Proceeds) with respect to the related Mortgage Loan.

Section 4.02      Priorities of Distribution.  (a) On each Distribution Date, the Trustee shall allocate from amounts then on deposit in the Distribution Account in the following order of priority and to the extent of the Available Funds remaining and, on such Distribution Date, shall make distributions on the Certificates in accordance with such allocation:

(i)       to the Supplemental Interest Trust and to the holders of each Class of LIBOR Certificates in the following order of priority:

(A)           to the Supplemental Interest Trust, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment owed to the Swap Provider other than a Defaulted Swap Termination Payment;

(B)           concurrently, (1) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1 Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for the Class A-1 Certificates; (2) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts distributable to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates) to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts for the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates; (3) provided, that if the Interest Remittance Amount for either Loan Group is insufficient to make the related payments set forth clause (1) or (2) above, any Interest Remittance Amount relating to the other Loan Group remaining after payment of the related Accrued Certificate Interest Distribution Amounts and Unpaid Interest Amounts will be available to cover that shortfall;

(C)           from any remaining Interest Remittance Amounts, to the Class M-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(D)           from any remaining Interest Remittance Amounts, to the Class M-2 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(E)           from any remaining Interest Remittance Amounts, to the Class M-3 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(F)           from any remaining Interest Remittance Amounts, to the Class M-4 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(G)           from any remaining Interest Remittance Amounts, to the Class M-5 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(H)           from any remaining Interest Remittance Amounts, to the Class M-6 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(I)           from any remaining Interest Remittance Amounts, to the Class M-7 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(J)           from any remaining Interest Remittance Amounts, to the Class M-8 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(K)           from any remaining Interest Remittance Amounts, to the Class B-1 Certificates, the Accrued Certificate Interest Distribution Amount for such Class;

(L)           from any remaining Interest Remittance Amounts, to the Class B-2 Certificates, the Accrued Certificate Interest Distribution Amount for such Class; and

(M)           from any remaining Interest Remittance Amounts, to the Class B-3 Certificates, the Accrued Certificate Interest Distribution Amount for such Class.

(ii)       (A) on each Distribution Date (a) prior to the Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

(a)           sequentially:

(x)           concurrently to the Class R, Class RC and Class RX Certificates, allocated pro rata, until their respective Class Certificate Balances have been reduced to zero; and (y) to the Class A Certificates, allocated as described in Section 4.02(c), until their respective Class Certificate Balances are reduced to zero;

(b)           sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class B-1, Class B-2 and Class B-3 Certificates, in that order, until their respective Class Certificate Balances are reduced to zero;

(B)           on each Distribution Date (a) on and after the Stepdown Date and (b) so long as a Trigger Event is not in effect, to the holders of the Class or Classes of LIBOR Certificates then entitled to distributions of principal as set forth below, an amount equal to the Principal Distribution Amount in the following order of priority:

(a)           the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount to the Class A Certificates, allocated as described in Section 4.02(c), until their respective Class Certificate Balances are reduced to zero;

(b)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and (y) the Class M-1 Principal Distribution Amount, to the Class M-1 Certificates until their Class Certificate Balance has been reduced to zero;

(c)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above and to the Class M-1 Certificates in clause (ii)(B)(b) above, and (y) the Class M-2 Principal Distribution Amount, to the Class M-2 Certificates until their Class Certificate Balance has been reduced to zero;

(d)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above and to the Class M-2 Certificates in clause (ii)(B)(c) above, and (y) the Class M-3 Principal Distribution Amount, to the Class M-3 Certificates until their Class Certificate Balance has been reduced to zero;

(e)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above and to the Class M-3 Certificates in clause (ii)(B)(d) above, and (y) the Class M-4 Principal

Distribution Amount, to the Class M-4 Certificates until their Class Certificate Balance has been reduced to zero;

(f)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above and to the Class M-4 Certificates in clause (ii)(B)(e) above, and (y) the Class M-5 Principal Distribution Amount, to the Class M-5 Certificates until their Class Certificate Balance has been reduced to zero;

(g)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above and to the Class M-5 Certificates in clause (ii)(B)(f) above, and (y) the Class M-6 Principal Distribution Amount, to the Class M-6 Certificates until their Class Certificate Balance has been reduced to zero;

(h)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above, to the Class M-5 Certificates in clause (ii)(B)(f) above and to the Class M-6 Certificates in clause (ii)(B)(g) above, and (y) the Class M-7 Principal Distribution Amount, to the Class M-7 Certificates until their Class Certificate Balance has been reduced to zero;

(i)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above, to the Class M-5 Certificates in clause (ii)(B)(f) above, to the Class M-6 Certificates in clause (ii)(B)(g) above and to the Class M-7 Certificates in clause (ii)(B)(h) above, and (y) the Class M-8 Principal Distribution Amount, to the Class M-8 Certificates until their Class Certificate Balance has been reduced to zero;

(j)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above, to the Class M-5 Certificates in clause (ii)(B)(f) above, to the Class M-6 Certificates in clause (ii)(B)(g) above, to the Class M-7 Certificates in clause (ii)(B)(h) above and to the Class M-8 Certificates in clause (ii)(B)(i) above, and (y) the Class B-1 Principal Distribution Amount, to the Class B-1 Certificates until their Class Certificate Balance has been reduced to zero;

(k)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above and to the Class M-5 Certificates in clause (ii)(B)(f) above, to the Class M-6 Certificates in clause (ii)(B)(g) above, to the Class M-7 Certificates in clause (ii)(B)(h) above, to the Class M-8 Certificates in clause (ii)(B)(i) above and to the Class B-1 Certificates in clause (ii)(B)(j) above, and (y) the Class B-2 Principal Distribution Amount, to the Class B-2 Certificates until their Class Certificate Balance has been reduced to zero;

(l)           the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause (ii)(B)(a) above, to the Class M-1 Certificates in clause (ii)(B)(b) above, to the Class M-2 Certificates in clause (ii)(B)(c) above, to the Class M-3 Certificates in clause (ii)(B)(d) above, to the Class M-4 Certificates in clause (ii)(B)(e) above and to the Class M-5 Certificates in clause (ii)(B)(f) above, to the Class M-6 Certificates in clause (ii)(B)(g) above, to the Class M-7 Certificates in clause (ii)(B)(h) above, to the Class M-8 Certificates in clause (ii)(B)(i) above, to the Class B-1 Certificates in clause (ii)(B)(j) above, to the Class B-2 Certificates in clause (ii)(B)(k) above and (y) the Class B-3 Principal Distribution Amount, to the Class B-3 Certificates until their Class Certificate Balance has been reduced to zero;

(iii)       any amount remaining after the distributions in clauses 4.02(a)(i) and (ii) above shall be distributed in the following order of priority:

(A)           to the Class M-1 Certificates, any Unpaid Interest Amount for such Class;

(B)           to the Class M-2 Certificates, any Unpaid Interest Amount for such Class;

(C)           to the Class M-3 Certificates, any Unpaid Interest Amount for such Class;

(D)           to the Class M-4 Certificates, any Unpaid Interest Amount for such Class;

(E)           to the Class M-5 Certificates, any Unpaid Interest Amount for such Class;

(F)           to the Class M-6 Certificates, any Unpaid Interest Amount for such Class;

(G)           to the Class M-7 Certificates, any Unpaid Interest Amount for such Class;

(H)           to the Class M-8 Certificates, any Unpaid Interest Amount for such Class;

(I)           to the Class B-1 Certificates, any Unpaid Interest Amount for such Class;

(J)           to the Class B-2 Certificates, any Unpaid Interest Amount  for such Class;

(K)           to the Class B-3 Certificates, any Unpaid Interest Amount for such Class;

(L)           to the Excess Reserve Fund Account, the amount of any Basis Risk Payment (without regard to Net Swap Receipts) for such Distribution Date;

(M)           from funds on deposit in the Excess Reserve Fund Account with respect to such Distribution Date, an amount equal to any Basis Risk Carry Forward Amount with respect to the LIBOR Certificates for such Distribution Date to such Classes in the same order and priority as set forth in Section 4.02(a)(i), with the allocation to the Class A Certificates being pro rata based on their respective Basis Risk Carry Forward Amounts;

(N)           to the Supplemental Interest Trust, the amount of any Defaulted Swap Termination Payment;

(O)           to the Class X Certificates, the remainder of the Class X Distributable Amount not distributed pursuant to Sections 4.02(a)(iii)(A)-(N);

(P)           to the Class RC Certificates, any remaining amount, in respect of Pooling-Tier REMIC-1;

(Q)           to the Class R Certificates, any remaining amount, in respect of Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC; and

(R)           to the Class RX Certificates, any remaining amount, in respect of the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC and the Class X REMIC.

Notwithstanding the foregoing, if the Stepdown Date is the date on which the Class Certificate Balance of the Class A Certificates is reduced to zero, any Principal Distribution Amount remaining after principal distributions to the Class A Certificates pursuant to clause (ii)(A) above will be included as part of the distributions pursuant to clause (ii)(B) above.

(b)           On each Distribution Date, all amounts representing Prepayment Premiums from the Mortgage Loans received during the related Prepayment Period shall be distributed by the Trustee to the holders of the Class P Certificates.

(c)           All principal distributions allocated to the Class A Certificates on any Distribution Date shall be allocated among the Class A-1 Certificate Group and the Class A-2 Certificate Group based on the Class A Principal Allocation Percentage for the Class A-1 Certificate Group and the Class A-2 Certificate Group, as applicable.  However, if the Class Certificate Balances of the Class A Certificates in any Class A Certificate Group is reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates in that Class A Certificate Group on that Distribution Date, and the amount of principal distributions distributable on all subsequent Distribution Dates, shall be distributed to the Class A Certificates of the other Class A Certificate Group remaining Outstanding, in accordance with the principal distribution allocations set forth in this Section 4.02(c), until their respective Class Certificate Balances have been reduced to zero.  Any distributions of principal to the Class A-1 Certificate Group shall be made first from Available Funds relating to the Group I Mortgage Loans.  Any distributions of principal to the Class A-2 Certificate Group shall be made first from Available Funds relating to the Group II Mortgage Loans.

Any principal distributions allocated to the Class A-2 Certificate Group are required to be distributed sequentially to the Class A-2A Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2B Certificates, until their Class Certificate Balance has been reduced to zero, then to the Class A-2C Certificates, until their Class Certificate Balance has been reduced to zero and then to the Class A-2D Certificates, until their Class Certificate Balance has been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described in the preceding paragraphs, from and after the Distribution Date on which the aggregate Class Certificate Balances of the Subordinated Certificates and the principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective Certificate Principal Balances.

(d)           On any Distribution Date, any Relief Act Interest Shortfalls and Net Prepayment Interest Shortfalls for such Distribution Date shall be allocated by the Trustee, pro rata, as a reduction of the Accrued Certificate Interest Distribution Amount for the Class A, Class M and Class B Certificates, based on the amount of interest to which such Classes would otherwise be entitled on such Distribution Date.

Section 4.03      Monthly Statements to Certificateholders.  (a) Not later than each Distribution Date, the Trustee shall make available to each Certificateholder, the Servicer, the Depositor and each Rating Agency a statement setting forth with respect to the related distribution:

       (i)           the actual Distribution Date, the related Record Date, the Interest Accrual Period(s) for each Class for such Distribution Dated  the  LIBOR  Determination Date for such Interest Accrual Period;

(ii)       the amount of Available Funds;

(iii)      the amount of Available Funds allocable to principal, the Principal Remittance Amount (separately identifying the components thereof) and the Principal Distribution Amount (separately identifying the components thereof);

(iv)     the amount of Available Funds allocable to interest and each Interest Remittance Amount;

(v)      the amount of any Unpaid Interest Amount for each Class included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry Forward Amount for each Class and the amount of such Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

(vi)      if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation of the shortfall as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

(vii)    the Class Certificate Balance of each Class of Certificates before and after giving effect to the distribution of principal on such Distribution Date;

(viii)   the Pool Stated Principal Balance for the related Distribution Date;

(ix)      the amount of Expense Fees paid to or retained by the Servicer and the Trustee (stated separately and in the aggregate) with respect to such Distribution Date;

(x)       the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

(xi)      the amount of Advances included in the distribution on such Distribution Date reported by the Servicer (and the Trustee as successor servicer and any other successor servicer, if applicable) as of the close of business on the Determination Date immediately preceding such Distribution Date;

(xii)     the number and aggregate outstanding principal balances of Mortgage Loans (1) as to which the Scheduled Payment is delinquent 31 to 60 days, 61 to 90 days, 91 to 120 days, 121 to 150 days, 151 to 180 days, 181 to 210 days, 211 to 240 days and 240+ days, (2) that have become REO Property, (3) that are in foreclosure and (4) that are in bankruptcy, in each case as of the close of business on the last day of the related Due Period;

(xiii)    for each of the preceding 12 calendar months, or all calendar months since the related Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

(xiv)    with respect to any Mortgage Loans that became REO Properties during the preceding calendar month, the aggregate number of such Mortgage Loans and the aggregate outstanding principal balance of such Mortgage Loans as of the close of business on the last day of the related Due Period;

(xv)     the total number and outstanding principal balance of any REO Properties (and market value, if available) as of the close of business on the last Business Day of the related Due Period;

(xvi)    whether a Trigger Event has occurred and is continuing (including the calculation demonstrating the existence of the Trigger Event and the aggregate outstanding principal balance of all 60+ Day Delinquent Mortgage Loans);

(xvii)   the amount on deposit in the Excess Reserve Fund Account (after giving effect to distributions on such Distribution Date);

(xviii)  in the aggregate and for each Class of Certificates, the aggregate amount of Applied Realized Loss Amounts incurred during the preceding calendar month and aggregate Applied Realized Loss Amounts through such Distribution Date;

(xix)     the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation of it to the Certificateholders with respect to Unpaid Interest Amounts, Applied Realized Loss Amounts and Basis Risk Carry Forward Amounts;

(xx)     the amount of any Net Swap Payments, Net Swap Receipts, Swap Termination Payments or Defaulted Swap Termination Payments;

(xxi)     the calculations of LIBOR and Swap LIBOR;

(xxii)    the Subordinated Amount and Specified Subordinated Amount;

(xxiii)   Prepayment Charges collected or paid (pursuant to Section 3.07(a) by the Servicer;

(xxiv)  the Cumulative Loss Percentage and the aggregate amount of Realized Losses used to calculate the Cumulative Loss Percentage;

(xxv)   the amount distributed on the Class X Certificates;

(xxvi)   the amount of any Subsequent Recoveries for such Distribution Date; and

(xxvii)  the number of Mortgage Loans at the beginning and end of the applicable reporting period, the pool factor (being the Stated Principal Balance of the Mortgage Loans for the related Distribution Date divided by the Cut-off Date Principal Balance), and the weighted average interest rate, and weighted average remaining term.

In addition, each Form 10-D prepared and filed by the Trustee pursuant to Section 8.12 shall include the following information with respect to the related distribution:

(i)           material breaches of Mortgage Loan representations and warranties of which the Trustee has actual knowledge or has received written notice; and

(ii)           material breaches of any covenants under this Agreement of which the Trustee has actual knowledge or has received written notice.

(b)           The Trustee’s responsibility for providing the above statement to the Certificateholders, each Rating Agency, the Servicer and the Depositor is limited, if applicable, to the availability, timeliness and accuracy of the information derived from the Servicer.  The Trustee shall make available the above statement via the Trustee’s internet website.  The Trustee’s website will initially be located at https://www.tss.db.com/invr and assistance in using the website can be obtained by calling the Trustee’s investor relations desk at 1-800-735-7777.  A paper copy of the above statement will also be made available upon request.

The Trustee shall make available to each Analytics Company, either electronically or via the Trustee’s internet website, each statement to Certificateholders prepared pursuant to this Section 4.03(a).  The Trustee and the Servicer shall cooperate in good faith with the Depositor to reconcile any discrepancies in such statements, and the Trustee shall provide any corrections to such statements to each Analytics Company as soon as reasonably practicable after the related Distribution Date.

(c)           Upon request, within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i) and (a)(ii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

(d)            Not later than the Determination Date for each Distribution Date, the Servicer shall furnish to the Depositor with respect to clause (i) below and the Trustee with respect to clause (ii) below, a monthly remittance advice statement (the “Servicer Remittance Report”) (in a format mutually agreed upon by the Servicer, the Trustee and the Depositor) containing such information as shall be reasonably requested (i) by the Depositor to enable the Depositor to disclose “static pool information”, as required by Item 1105 of Regulation AB, with respect to the Mortgage Loans, and (ii) by the Trustee to enable the Trustee to provide the reports required by Section 4.03(a) as to the accompanying remittance and the period ending on the close of business on the last day of the related Prepayment Period.  The Servicer shall concurrently deliver to the Depositor and the Responsible Party a data tape, in form and substance reasonably satisfactory to the Depositor and the Responsible Party, containing the information required pursuant to this Section 4.03(d) on a loan-by-loan basis for all of the Mortgage Loans.

The Servicer shall furnish to the Trustee an individual loan accounting report, as of the last Business Day of each month, to document Mortgage Loan payment activity on an individual Mortgage Loan basis.  With respect to each month, the corresponding individual loan accounting report (in electronic format) shall be received by the Trustee no later than the Reporting Date, which report shall, at a minimum, contain the following:

(i)        with respect to each Scheduled Payment, the amount of such remittance allocable to principal (including a separate breakdown of any Principal Prepayment, including the date of such prepayment, and any Prepayment Premiums, along with a detailed report of interest on Principal Prepayment amounts remitted in accordance with Section 3.25);

(ii)       with respect to each Scheduled Payment, the amount of such remittance allocable to interest;

(iii)      the amount of servicing compensation received by the Servicer during the prior distribution period;

(iv)     the individual and aggregate Stated Principal Balance of the Mortgage Loans;

(v)      the aggregate of any expenses reimbursed to the Servicer during the prior distribution period pursuant to Section 3.11;

(vi)     the number and aggregate outstanding principal balances of Mortgage Loans (a) delinquent 31 to 60 days, 61 to 90 days, or 91 to 120 days, 121 to 150 days, 151 to 180 days, 181 to 210 days, 211 days to 240 days and 240+ days; (b) as to which foreclosure or bankruptcy proceedings of the related mortgagor have commenced; and (c) as to which REO Property has been acquired;

(vii)     each Mortgage Loan which has been altered, modified or varied during such month, and the reason for such modification (i.e., extension of maturity date, Mortgage Interest Rate);

(viii)    with respect to each Liquidated Mortgage Loan, the amount of any Realized Losses for such Mortgage Loan; and

(ix)      any other information reasonably required by the Trustee to enable it to prepare the Monthly Statement referred to in Section 4.03(a).

(e)       For all purposes of this Agreement, with respect to any Mortgage Loan, delinquencies shall be determined and reported based on the so-called “OTS” methodology for determining delinquencies on mortgage loans similar to the Mortgage Loans.  By way of example, a Mortgage Loan would be delinquent with respect to a Scheduled Payment due on a

Due Date if such Scheduled Payment is not made by the close of business on the Mortgage Loan’s next succeeding Due Date, and a Mortgage Loan would be more than 30-days Delinquent with respect to such Scheduled Payment if such Scheduled Payment were not made by the close of business on the Mortgage Loan’s second succeeding Due Date.  The Servicer hereby represents and warrants to the Depositor that this delinquency recognition policy is not less restrictive than any delinquency recognition policy established by the primary safety and soundness regulator, if any, of the Servicer.

Section 4.04       Certain Matters Relating to the Determination of LIBOR.   LIBOR shall be calculated by the Trustee in accordance with the definition of “LIBOR.” Until all of the LIBOR Certificates are paid in full, the Trustee shall at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each LIBOR Determination Date.  The Trustee initially shall designate the Reference Banks (after consultation with the Depositor).  Each “Reference Bank” shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London.  If any such Reference Bank should be unwilling or unable to act as such or if the Trustee should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank (after consultation with the Depositor).  The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each LIBOR Determination Date so long as the LIBOR Certificates are Outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.  The Trustee shall not have any liability or responsibility to any Person for its inability, following a good-faith reasonable effort, to obtain quotations from the Reference Banks or to determine the arithmetic mean referred to in the definition of LIBOR, all as provided for in this Section 4.04 and the definition of LIBOR.  The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

Section 4.05      Allocation of Applied Realized Loss Amounts.  Any Applied Realized Loss Amounts shall be allocated by the Trustee to the most junior Class of Subordinated Certificates then Outstanding in reduction of the Class Certificate Balance thereof.  In the event Applied Realized Loss Amounts are allocated to any Class of LIBOR Certificates, their Class Certificate Balances shall be reduced by the amount so allocated, and no funds will be distributable with respect to the written down amounts (including without limitation Basis Risk Carry Forward Amounts) or with respect to interest on the written down amounts on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution.  Notwithstanding the foregoing, the Class Certificate Balance of each Class of Subordinated Certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the Applied Realized Loss Amount allocated to the applicable Class of Subordinated Certificates).

Section 4.06       Supplemental Interest Trust.  On the Closing Date, the Trustee shall establish and maintain in its name, a separate non-interest bearing trust account for the benefit of the holders of the LIBOR Certificates (the “Supplemental Interest Trust”) as a part of the Trust Fund.  The Supplemental Interest Trust shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including, without limitation, other moneys of the Trustee held pursuant to this Agreement.

On any Distribution Date, Swap Termination Payments, Net Swap Payments owed to the Swap Provider and Net Swap Receipts for that Distribution Date will be deposited into the Supplemental Interest Trust.  Funds in the Supplemental Interest Trust will be distributed in the following order of priority:

(i)       to the Swap Provider, the sum of (x) all Net Swap Payments and (y) any Swap Termination Payment, other than a Defaulted Swap Termination Payment, to the Swap Provider, if any, owed for that Distribution Date;

(ii)       to the LIBOR Certificateholders, to pay Accrued Certificate Interest Distribution Amounts and, if applicable, any Unpaid Interest Amounts as described in Section 4.02(a)(i) and Section 4.02(a)(iii), to the extent unpaid from other Available Funds;

(iii)       to the LIBOR Certificateholders, to pay principal as described in Section 4.02(a)(ii), but only to the extent necessary to maintain the Overcollateralized Amount at the Specified Overcollateralized Amount, after giving effect to payments and distributions from other Available Funds;

(iv)       to the LIBOR Certificateholders, to pay Unpaid Interest Amounts and Basis Risk Carry Forward Amounts as described in Section 4.02(a)(iii), to the extent unpaid from other Available Funds (including Basis Risk Payments on deposit in the Excess Reserve Fund Account);

(v)       to the Swap Provider, any Defaulted Swap Termination Payment owed to the Swap Provider for that Distribution Date; and

(vi)       to the holders of the Class X Certificates, any remaining amounts.

Upon termination of the Trust, any amounts remaining in the Supplemental Interest Trust shall be distributed pursuant to the priorities set forth in this Section 4.06.

The Trustee shall account for the Supplemental Interest Trust as an asset of a grantor trust under subpart E, Part I of subchapter J of the Code and not as an asset of any Trust REMIC created pursuant to this Agreement.  The beneficial owners of the Supplemental Interest Trust are the Class X Certificateholders.  For federal income tax purposes, Net Swap Payments and Swap Termination Payments payable to the Swap Provider shall be deemed to be paid to the

Supplemental Interest Trust first, from the Class X REMIC, by the Holder of the Class X Certificates (in respect of the Class IO Interest and, if applicable, Class X Interest) and second, other than any Defaulted Swap Termination Payment, from the Upper-Tier REMIC by the Holders of the applicable Class or Classes of LIBOR Certificates (in respect of Class IO Shortfalls) as and to the extent provided in Section 8.13.

Any Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts distributed by the Trustee to the LIBOR Certificateholders shall be accounted for by the Trustee, for federal income tax purposes, as amounts paid first to the Holders of the Class X Certificates in respect of the Class X Interest and (to the extent remaining after payments to the Swap Provider) the Class IO Interest and then to the respective Class or Classes of LIBOR Certificates.  In addition, the Trustee shall account for the rights of Holders of each Class of LIBOR Certificates to receive payments of Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust (along with Basis Risk Carry Forward Amounts payable from the Excess Reserve Fund Account) as rights in a separate limited recourse interest rate cap contract written by the Class X Certificateholders in favor of Holders of each such Class.

The Supplemental Interest Trust shall be an “outside reserve fund” for federal income tax purposes and not an asset of any Trust REMIC.  Furthermore, the Holders of the Class X Certificates shall be the beneficial owners of the Supplemental Interest Trust for all federal income tax purposes, and shall be taxable on all income earned thereon.

With respect to the failure of the Swap Provider to perform any of its obligations under the Interest Rate Swap Agreement, the breach by the Swap Provider of any of its representations and warranties made pursuant to the Interest Rate Swap Agreement, or the termination of the Interest Rate Swap Agreement, the Trustee shall send any notices and make any demands, on behalf of the Trust, as are required under the Interest Rate Swap Agreement.  The Trustee shall cause any replacement swap provider to provide a copy of the related replacement interest rate swap agreement to the Trustee and the Depositor.

ARTICLE V
THE CERTIFICATES

Section 5.01       The Certificates.  The Certificates shall be substantially in the forms attached hereto as exhibits.  The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Depositor hereby directs the Trustee to register the Class P and Class X Certificates in the name of the Depositor or its designee.  On a date as to which the Depositor notifies the Trustee, the Trustee shall transfer the Class X and Class P Certificates in the name of the NIM Trustee, or such other name or names as the Depositor shall request, and to deliver the Class X and Class P Certificates to [_______], as NIM Trustee, or to such other Person or Persons as the Depositor shall request.

Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such Holder at a bank or other entity having appropriate facilities therefor as directed by that Certificateholder by written wire instructions provided to the Trustee or (y), in the event that no wire instructions are provided to the Trustee, by check mailed by first class mail to such Certificateholder at the address of such Holder appearing in the Certificate Register.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of any such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless authenticated by the Trustee by manual signature, and such authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder.  All Certificates shall be dated the date of their authentication.  On the Closing Date, the Trustee shall authenticate the Certificates to be issued at the direction of the Depositor or any Affiliate thereof.

Section 5.02      Certificate Register; Registration of Transfer and Exchange of Certificates.  (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee.  Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing.  In the event, the Depositor or an Affiliate of the Depositor transfers the Class X Certificates, or a portion thereof, to another Affiliate, it shall notify the Trustee in writing of the affiliated status of the transferee.  The Trustee shall have no liability regarding the lack of notice with respect thereto.

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee’s customary procedures.

(b)           No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws.  Except with respect to (i) the transfer of the Class X, Class P or Class R Certificates to the Depositor or an Affiliate of the Depositor, (ii) the transfer of the Class X or Class P Certificates to the NIM Issuer or the NIM Trustee, (iii) a transfer of the Class X or Class P Certificates from the NIM Issuer or the NIM Trustee to the Depositor or an Affiliate of the Depositor or (iv) a transfer of a Class R Certificate to the Servicer, an Affiliate of the Servicer, or its designee (including, without limitation, an employee of the Servicer who is an “accredited investor” as defined in Regulation D under the Securities Act), in the event that a transfer of a Private Certificate which is a Physical Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit I (the “Transferor Certificate”) and either (i) there shall be delivered to the Trustee a letter in substantially the form of Exhibit J (the “Rule 144A Letter”) or Exhibit K (the “Non-Rule 144A Investment Letter”) or (ii) in the case of the Class X Certificates, there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made without registration under the Securities Act.  In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.  A transferee of any Private Certificates who is not a “qualified institutional buyer” as that term is defined in Rule 144A of the Securities Act must take delivery of such Private Certificates in definitive form.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A.  The Trustee and the Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

Except with respect to (i) the transfer of the Class R, Class X or Class P Certificates to the Depositor or an Affiliate of the Depositor, (ii) the transfer of the Class X or

Class P Certificates to the NIM Issuer or the NIM Trustee, (iii) a transfer of the Class X or Class P Certificates from the NIM Issuer or the NIM Trustee to the Depositor or an Affiliate of the Depositor or (iv) a transfer of a Class R Certificate to the Servicer, an Affiliate of the Servicer, or its designee (including, without limitation, an employee of the Servicer who is an “accredited investor” as defined in Regulation D under the Securities Act), no transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee’s receipt of a representation letter from the transferee substantially in the form of Exhibit I), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan subject to Section 4975 of the Code or a plan subject to any Federal, state or local law (“Similar Law”) materially similar to the foregoing provisions of ERISA or the Code, nor a Person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement (collectively, a “Plan”) to effect such transfer, (ii) in the case of an ERISA-Restricted Certificate other than a Residual Certificate or a Class P Certificate that has been the subject of an ERISA-Qualifying Underwriting and the purchaser is an insurance company, a representation that the purchaser is an insurance company that is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA-Restricted Certificate other than a Residual Certificate or a Class P Certificate presented for registration in the name of a Plan, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those expressly undertaken in this Agreement or to any liability.  For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee’s (including an initial acquirer’s) acceptance of the ERISA-Restricted Certificates.  Notwithstanding anything else to the contrary herein, (a) any purported transfer of an ERISA Restricted Certificate, other than a Class P Certificate or a Residual Certificate, to or on behalf of an employee benefit plan subject to ERISA, the Code or Similar Law without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect and (b) any purported transfer of a Class P Certificate or Residual Certificate to a transferee that does not make the representation in clause (i) above shall be void and of no effect.

The Class R and Class P Certificates may not be sold to any employee benefit plan subject to Title I of ERISA, any plan subject to Section 4975 of the Code, or any plan subject to any Similar Law or any Person investing on behalf of or with plan assets of such Plan.

To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

As long as the Interest Rate Swap Agreement is in effect, each beneficial owner of a Certificate, or any interest therein, shall be deemed to have represented that either (i) it is not a Plan or (ii) the acquisition and holding of the Certificate are eligible for the exemptive relief available under at least one of the Investor-Based Exemptions.

(c)           Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

(i)       Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee;

(ii)       Except in the case of the Depositor or an Affiliate of the Depositor that is a Permitted Transferee, no Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a “Transfer Affidavit”) of the initial owner or the proposed transferee in the form attached hereto as Exhibit H;

(iii)       Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee;

(iv)       Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee.  If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate.  The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and the Rule 144A Letter.  The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time.  Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate; and

(v)       The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Depositor, the Trustee or the Servicer, to the effect that the elimination of such restrictions will not cause any Trust REMIC to fail to qualify as a REMIC at any time that the Certificates are Outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person.  Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

(d)           The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

(e)           Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times:  (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the

Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner.  Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository’s normal procedures.

If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, or (y) the Depositor notifies the Depository of its intent to terminate the book-entry system through the Depository and, upon receipt of notice of such intent from the Depository, the Depository Participants holding beneficial interests in the Book-Entry Certificates agree to initiate such termination, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the “Definitive Certificates”) to Certificate Owners requesting the same.  Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates.  None of the Servicer, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions.  The Depositor shall provide the Trustee with an adequate inventory of Certificates to facilitate the issuance and transfer of Definitive Certificates.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided, that the Trustee shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

(f)           Each Private Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer and accompanied by IRS Form W-8ECI, W-8BEN, W-8IMY (and all appropriate attachments) or W-9 in form satisfactory to the Trustee and the Certificate Registrar, duly executed by the Certificateholder or his attorney duly authorized in writing.  Each Certificate presented or surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Certificate Registrar in accordance with its customary practice.  No service charge shall be made for any registration of transfer or exchange of Private Certificates, but the Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Private Certificates.

Section 5.03      Mutilated, Destroyed, Lost or Stolen Certificates.  If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Depositor, the Servicer, and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest.  In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.  Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

Section 5.04      Persons Deemed Owners.  The Servicer, the Trustee, the Depositor, and any agent of the Servicer, the Depositor or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Servicer, the Trustee, the Depositor or any agent of the Servicer, the Depositor or the Trustee shall be affected by any notice to the contrary.

Section 5.05      Access to List of Certificateholders’ Names and Addresses.  If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or the Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Servicer or such Certificateholders at such recipients’ expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any.  The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

Section 5.06      Maintenance of Office or Agency.   The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in the United States where Certificates may be surrendered for registration of transfer or exchange.  The Trustee initially designates the offices of its agent located at [_______________________________], Attention:  [_________], for purposes of Certificate transfers, and [_______________________], Attention:  [________________], for purposes of the surrender of Certificates for the final distribution.  The Trustee shall give prompt written notice to the Certificateholders of any change in such location of any such office or agency.

ARTICLE VI
THE DEPOSITOR AND THE SERVICER

Section 6.01      Respective Liabilities of the Depositor and the Servicer.  The Depositor and the Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

Section 6.02      Merger or Consolidation of the Depositor or the Servicer.  (a) The Depositor and the Servicer will each keep in full effect its existence, rights and franchises as a Delaware corporation or [__________], as the case may be, under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation or [_________], as applicable, in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

(b)           Any Person into which the Depositor or the Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Servicer shall be a party, or any Person succeeding to the business of the Depositor or the Servicer, shall be the successor of the Depositor or the Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, Fannie Mae or Freddie Mac, and meets the requirements of Section 7.02, and provided, further, that such merger, consolidation or succession does not adversely affect the then current rating or ratings on the LIBOR Certificates.  As a condition to the succession to the Servicer under this Agreement by any Person (i) into which the Servicer may be merged or consolidated, or (ii) which may be appointed as a successor to the Servicer, such Servicer shall provide to the Depositor, at least 30 calendar days (or 10 Business Days in the case of the appointment of the Servicing Rights Pledgee or its designee as successor servicer pursuant to Sections 6.06 or 7.02 provided, however that the 30 calendar days or 10 Business Days notice period shall not apply once the Depositor is not required to file reports pursuant to the Exchange Act) prior to the effective date of such succession or appointment, (x) written notice to the Depositor of such succession or appointment and (y) in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary to enable the Trustee, pursuant to Section 8.12(g), to accurately and timely report the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

Section 6.03      Limitation on Liability of the Depositor, the Servicer and Others.  Neither the Depositor, the Servicer nor any of their respective directors, officers, employees or agents shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Servicer and any director, officer, employee or agent of the Depositor and the Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, the Sponsor, the Servicer and any director, officer, employee, Affiliate or agent of the Depositor, the Sponsor or the Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates or any other unanticipated or extraordinary expense, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence (or gross negligence in the case of the Depositor) in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  Neither the Depositor nor the Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that each of the Depositor and the Servicer may in its discretion undertake any such action (or direct the Trustee to undertake such actions pursuant to Section 2.07 for the benefit of the Certificateholders) that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, and the Servicer shall be entitled to be reimbursed therefor out of the Collection Account.

Section 6.04      Limitation on Resignation of the Servicer.  Subject to the provisions of Section 7.01, Section 6.02, the fourth and fifth paragraphs of Section 7.02 and Section 6.06, the Servicer shall not assign this Agreement or resign from the obligations and duties hereby imposed on it except (i) by mutual consent of the Servicer, the Depositor and the Trustee, (ii) upon the determination that its duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Servicer or (iii) upon satisfaction of the following conditions:  (a) the Servicer has proposed a successor servicer to the Trustee in writing; and (b) each Rating Agency shall have delivered a letter to the Trustee prior to the appointment of the successor servicer stating that the proposed appointment of such successor servicer as Servicer hereunder will not result in the reduction or withdrawal of the then current rating of the Regular Certificates or the ratings that are in effect.  Any such determination permitting the resignation of the Servicer under clause (ii) above shall be evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee or the Trust Fund) to such effect delivered to the Depositor and the Trustee which Opinion of Counsel shall be in form and substance acceptable to the Depositor and the Trustee.  No such resignation shall become effective until a successor shall have assumed the Servicer’s responsibilities and obligations hereunder.

Section 6.05      Additional Indemnification by the Servicer; Third Party Claims.  (a)  The Servicer shall indemnify the Depositor, the Sponsor and the Trustee and any Affiliate, director, officer, employee or agent of the Depositor and the Trustee and hold each of them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to any breach by the Servicer of (i) any of its representations and warranties referred to in Section 2.03(a), (ii) any error in any tax or information return prepared by the Servicer, or (iii) the failure of the Servicer to perform its duties and service the Mortgage Loans in compliance with the terms of this Agreement (including, without limitation, the failure to deliver accurate and complete information on a timely basis pursuant to Section 4.03(d)).  The Servicer immediately shall notify the Depositor and the Trustee if such claim is made by a third party with respect to this Agreement or the Mortgage Loans, assume (with the prior written consent of the Depositor and the Trustee) the defense of any such claim and pay all expenses in connection therewith, including reasonable counsel fees, and promptly pay, discharge and satisfy any judgment or decree which may be entered against it or the Depositor or the Trustee in respect of such claim.

(b)           Notwithstanding anything to the contrary contained in this Agreement, the Servicer shall indemnify the Depositor, the Sponsor, the Trustee and any director, officer, employee or agent of the Depositor, the Sponsor or the Trustee and hold them harmless against any and all claims, economic losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other related costs, fees and expenses that any of them actually sustain, in each case that are likely foreseeable and directly related to any failure by the Servicer or any Subservicer engaged by such Servicer or any Subcontractor utilized by the Servicer to deliver any information, report, certification or accountants’ letter when and as required under Sections 3.22, 3.23, 6.02 or 8.12, including without limitation any failure by such Servicer to identify pursuant to Section 3.02(e) any Subcontractor “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.

(c)           If the indemnification provided for in this Section 6.05 is unavailable or insufficient to hold harmless any Person entitled to indemnification thereunder, then the Servicer shall contribute to the amount paid or payable to the party to be indemnified as a result of the losses, claims, damages or liabilities of such Person in such proportion as is appropriate to reflect the relative fault of such Person on the one hand and such Servicer, on the other, in connection with a breach of such Servicer’s obligations pursuant to this Section 6.05.  This Section 6.05 shall survive the termination of this Agreement or the earlier resignation or removal of the Servicer.

Section 6.06      Servicing Rights Pledge.  Notwithstanding anything to the contrary which may be set forth in Section 6.04, the Trustee, the applicable Custodian and the Depositor hereby specifically (i) agree to the pledge and assignment by the Servicer of all the Servicer’s right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee, for the benefit of certain lenders, and (ii) provided that no Servicer Event of Default exists, agree that upon delivery to the Trustee by the Servicing Rights Pledgee of a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of such appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer pursuant to Section 7.02 and agrees to be subject to the terms of this Agreement.  If, pursuant to any provision hereof, the duties of the Servicer are transferred to a successor, the entire amount of the Servicing Fee and other compensation payable to the Servicer pursuant hereto shall thereafter be payable to such successor.

ARTICLE VII
DEFAULT

Section 7.01      Events of Default.  “Event of Default,” wherever used herein, means any one of the following events:

(a)           any failure by the Servicer to remit to the Trustee any payment required to be made under the terms of this Agreement which continues unremedied for a period of one Business Day after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor, or by the Trustee, or to the Servicer, the Depositor and the Trustee by Certificateholders entitled to at least 25% of the Voting Rights; or

(b)           any failure on the part of the Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Servicer set forth in this Agreement which continues unremedied for a period of thirty days (except that (x) such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement and (y) such number of days shall be ten in the case of a failure to observe or perform any of the obligations set forth in Sections 3.02, 3.22, 3.23, 6.02, 6.04 or 8.12; provided, however, that in the event that the Commission grants an extension of time to the Depositor with respect to the Exchange Act filings referenced in Section 8.12(a), such ten day cure period shall be extended by the same time period) after the earlier of (i) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Depositor or by the Trustee, or to the Servicer, the Depositor and the Trustee by Certificateholders of Certificates entitled to at least 25% of the Voting Rights and (ii) actual knowledge of such failure by a Servicing Officer of the Servicer; provided, however, that (except with respect to clauses (x) and (y) above) in the case of a failure or breach that cannot be cured within 30 days after notice or actual knowledge by the Servicer, the cure period may be extended for an additional 30 days upon delivery by the Servicer to the Trustee of a certificate to the effect that the Servicer believes in good faith that the failure or breach can be cured within such additional time period and the Servicer is diligently pursuing remedial action; or

(c)           a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(d)           the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property; or

(e)           the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(f)           any failure of the Servicer to make any P&I Advance on any Remittance Date required to be made from its own funds pursuant to Section 4.01 which continues unremedied for one Business Day immediately following the Remittance Date; or

(g)           If a Cumulative Loss Event occurs.

If an Event of Default described in clauses (a) through (g) of this Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of Certificateholders entitled to a majority of the Voting Rights the Trustee shall, by notice in writing to the Servicer and the Servicing Rights Pledgee (if any) (with a copy to each Rating Agency), terminate all of the rights and obligations of the Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder; provided, however, that the Trustee shall not be required to give written notice to the Servicer of the occurrence of an Event of Default described in clauses (b) through (g) of this Section 7.01 unless and until a Responsible Officer of the Trustee has actual knowledge of the occurrence of such an Event of Default.  In the event that a Responsible Officer of the Trustee has actual knowledge of the occurrence of an Event of Default described in clause (a) of this Section 7.01 (solely as to a default caused by a failure to remit timely on a Remittance Date), the Trustee shall give notice (by telephone or by email, facsimile or other writing) to the Servicer and the Servicing Rights Pledgee (if any) of the occurrence of such default by the end of business of the day on which such Responsible Officer obtains actual knowledge of such occurrence; provided that failure to give such notice shall not constitute a waiver of such default or event of default.  Notwithstanding any other provision of this Agreement, any remedy with respect to clause (a) of this Section 7.01 shall be effective only if payment is received by the Trustee by no later than noon (Eastern time) on the Business Day immediately following the date of notice to the Servicer as set forth in the immediately preceding sentence.  If the Servicer fails to make such payment, the Trustee shall send notice of termination (by email, facsimile or other writing) to the Servicer, and, on and after the receipt by the Servicer of such notice, or upon receipt by the Servicer of notice with respect to any other clause of this Section 7.01, all authority and power of the Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee as the successor Servicer subject to the rights of the Servicing Rights Pledgee (if any) under Sections 6.06 and 7.02.  The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney in fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise.  Unless expressly provided in such written notice, no such termination shall affect any obligation of the Servicer to pay amounts owed pursuant to Article VIII.  The Servicer agrees to cooperate with the Trustee in effecting the termination of the Servicer’s responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Collection Account of such predecessor Servicer, or thereafter be received with respect to the Mortgage Loans.

Notwithstanding any termination of the activities of the Servicer hereunder, the Servicer shall be entitled to receive from the Trust Fund, prior to transfer of its servicing obligations hereunder, payment of all accrued and unpaid portion of the Servicing Fees to which the Servicer would have been entitled and to continue to receive reimbursement for all outstanding P&I Advances and Servicing Advances in accordance with the terms of this Agreement.

Section 7.02      Trustee to Act; Appointment of Successor.   On and after the time the Trustee gives, and the Servicer receives, a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.06 and subject to the rights of the Servicing Rights Pledgee, be the successor to the Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof and applicable law including the obligation to make P&I Advances or Servicing Advances pursuant to Section 4.01.  As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Servicer would have been entitled to charge to the Collection Account if the Servicer had continued to act hereunder including, if the Servicer was receiving the Servicing Fee, the Servicing Fee and the income on investments or gain related to the Collection Account (in addition to income on investments or gain related to the Distribution Account for the benefit of the Trustee).  Notwithstanding the foregoing, if the Trustee has become the successor to the Servicer in accordance with this Section 7.02, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making P&I Advances and Servicing Advances pursuant to Section 4.01 or if it is otherwise unable to so act, or, at the written request of Certificateholders entitled to a majority of the Voting Rights, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Servicer hereunder.  Any successor to the Servicer shall be an institution which is a Fannie Mae- and Freddie Mac approved seller/servicer in good standing, which has a net worth of at least $30,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Servicer (other than liabilities of the Servicer under Section 6.03 incurred prior to termination of the Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided, that each Rating Agency acknowledges that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation.  Pending appointment of a successor to the Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.05, act in such capacity as hereinabove provided.  In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it, the Depositor and such successor shall agree; provided, however, that no such compensation shall be in excess of the Servicing Fee and amounts paid to the Servicer from investments.  The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  Neither the Trustee nor any other successor Servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

In the event that the Servicer is terminated pursuant to Section 7.01, the terminated Servicer shall provide notices to the Mortgagors, transfer the Servicing Files to a successor Servicer and pay all of its own out-of-pocket costs and expenses at its own expense.  In addition, all reasonable out-of-pocket costs and expenses of a servicing transfer incurred by parties other than the terminated Servicer (excluding set-up costs and other administrative expenses of the successor Servicer, in which case the successor Servicer shall pay for such costs and expenses but shall not be entitled to reimbursement therefor from the Trust Fund), such an amount shall be paid by the terminated Servicer promptly upon presentation of reasonable documentation of such costs.  If the Trustee is the predecessor Servicer (except in the case where the Trustee in its role as successor Servicer is being terminated pursuant to Section 7.01 by reason of an Event of Default caused solely by the Trustee as the successor Servicer and not by the predecessor Servicer’s actions or omissions), such costs shall be paid by the prior terminated Servicer promptly upon presentation of reasonable documentation of such costs.

Any successor to the Servicer as servicer shall give notice to the Mortgagors of such change of Servicer, in accordance with applicable federal and state law, and shall, during the term of its service as Servicer, maintain in force the policy or policies that the Servicer is required to maintain pursuant to Section 3.13.

Notwithstanding anything to the contrary set forth above, if, pursuant to Section 6.06, the Servicer assigns all of its right, title and interest in, to and under this Agreement to the Servicing Rights Pledgee or its designee, the Trustee hereby agrees that such party shall be appointed successor Servicer upon receipt of (i) a letter signed by the Servicer whereunder the Servicer shall resign as Servicer under this Agreement, (ii) a letter signed by the Servicing Rights Pledgee or its designee, whereunder such party acknowledges such assignment and agrees to be the successor Servicer subject to the terms of this Agreement and (iii) confirmation from the Rating Agencies that such appointment will not cause any Rating Agency to withdraw or downgrade its then-current ratings of any Class of Certificates.

In the event an Event of Default has occurred with respect to the Servicer, notwithstanding anything to the contrary above, the Trustee and the Depositor hereby agree that upon delivery to the Trustee by or on behalf of the Servicing Rights Pledgee of a letter signed by the Servicer within ten Business Days of the date on which the Trustee sent notice of such default, whereunder the Servicer shall resign as Servicer under this Agreement, the Trustee shall appoint the Servicing Rights Pledgee or its designee as successor Servicer, provided that at the time of appointment, the Servicing Rights Pledgee or such designee meets the requirements of a successor Servicer set forth above and the Servicing Rights Pledgee or such designee agrees to be subject to the terms of this Agreement.  If the Servicing Rights Pledgee fails to provide the Trustee with such letter, the Trustee shall appoint a successor Servicer in accordance with Section 7.02.  Notwithstanding anything to the contrary above, the Servicer shall continue to perform all of the obligations of Servicer hereunder until the Trustee appoints a successor Servicer.

Any such successor Servicer shall be required to satisfy the requirements of a successor Servicer under this Section 7.02.

Section 7.03      Notification to Certificateholders.  (a) Upon any termination of or appointment of a successor to the Servicer, the Trustee shall give prompt written notice thereof to Certificateholders, and to each Rating Agency.

(b)           Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders, and each Rating Agency notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.

ARTICLE VIII

CONCERNING THE TRUSTEE

Section 8.01       Duties of the Trustee.  The Trustee, before the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement.  The Trustee shall not be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order, or other instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own bad faith or willful misfeasance.

Unless an Event of Default known to the Trustee has occurred and is continuing,

(a)           the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of the duties and obligations specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee, and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)           the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it is finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

(c)           the Trustee shall not be liable with respect to any action taken, suffered, or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

The Trustee shall be permitted to utilize one or more Subcontractors for the performance of certain of its obligations under this Agreement, provided that the Trustee complies with Section 3.02(e) as if the Trustee were a “Servicer” pursuant to that Section.  The Trustee shall indemnify the Depositor, the Sponsor and any director, officer, employee or agent of the Depositor or the Sponsor and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the failure of the Trustee to perform any of its obligations under Section 3.22 or Section 3.23, including without limitation any failure by the Trustee to identify pursuant to Section 3.02(e) any Subcontractor that is a Servicing Function Participant.  This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the Trustee.

Section 8.02      Certain Matters Affecting each Custodian and the Trustee.  Except as otherwise provided in Section 8.01:

(a)           each Custodian and the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and neither Custodian nor the Trustee shall have any responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

(b)           each Custodian and the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

(c)           neither Custodian nor the Trustee shall be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, nor shall either the Trustee or any Custodian be liable for acts or omissions of the other;

(d)           the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

(e)           the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agents, accountants or attorneys appointed with due care by it hereunder; provided that the Trustee shall not be responsible for any act or omission of any Custodian;

(f)           neither Custodian nor the Trustee shall be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

(g)           the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security and except with respect to the investment of funds in the Distribution Account not made at the direction of the Depositor during the Trustee Float Period);

(h)           the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof except as otherwise provided in Section 7.01;

(i)           the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby; and

(j)           the Trustee shall remit the Custodian Fee to each Custodian pursuant to a separate agreement.

Section 8.03       Trustee Not Liable for Certificates or Mortgage Loans.   The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee’s execution and authentication of the Certificates.  The Trustee shall not be accountable for the use or application by the Depositor or the Servicer of any funds paid to the Depositor or the Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Collection Account by the Depositor or the Servicer.

The Trustee shall have no responsibility for filing or recording any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder (unless the Trustee shall have become the successor Servicer).

The Trustee executes the Certificates not in its individual capacity but solely as Trustee of the Trust Fund created by this Agreement, in the exercise of the powers and authority conferred and vested in it by this Agreement.  Each of the undertakings and agreements made on the part of the Trustee on behalf of the Trust Fund in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust Fund.

Section 8.04      Trustee May Own Certificates.  The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

Section 8.05      Trustee’s Fees and Expenses.  As compensation for its activities under this Agreement, the Trustee may withdraw from the Distribution Account on each Distribution Date the Trustee Fee for the Distribution Date and, during the Trustee Float Period, any interest or investment income earned on funds deposited in the Distribution Account.  The Trustee, each Custodian and any director, officer, employee, or agent of the Trustee or the applicable Custodian shall be indemnified by the Trust Fund and held harmless against any loss, liability, or expense (including reasonable attorneys’ fees) incurred in connection with any claim or legal action relating to:

(a)           this Agreement,

(b)           the Certificates or the Interest Rate Swap Agreement; or

(c)           the performance of any of the Trustee’s or the applicable Custodian’s duties under this Agreement other than any loss, liability, or expense (i) resulting from any breach of the Servicer’s obligations in connection with this Agreement for which the Servicer has performed its obligation to indemnify the Trustee pursuant to Section 6.05 or (ii) incurred because of willful misfeasance, bad faith, or negligence in the performance of any of the Trustee’s or the applicable Custodian’s duties under this Agreement.  This indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee under this Agreement.  Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any expense, disbursement, or advance arising from the Trustee’s negligence, bad faith, or willful misfeasance, the Trust Fund shall pay or reimburse the Trustee, for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with this Agreement with respect to:

(A)           the reasonable compensation, expenses, and disbursements of its counsel not associated with the closing of the issuance of the Certificates; and

(B)           the reasonable compensation, expenses, and disbursements of any accountant, engineer, or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage them to perform services under this Agreement.

Except as otherwise provided in this Agreement or a separate letter agreement between the Trustee and the Depositor, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, or paying agent under this Agreement or for any other expenses incurred by the Trustee; provided, however, no expense shall be reimbursed by the

Trust Fund hereunder if it would not constitute an “unanticipated expense incurred by the REMIC” within the meaning of the REMIC Provisions.

Section 8.06      Eligibility Requirements for the Trustee.  The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by federal or state authority and with a credit rating which would not cause any of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.  The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its Affiliates or the Servicer and its Affiliates; provided, however, that such entity cannot be an Affiliate of the Depositor or the Servicer other than the Trustee in its role as successor to the Servicer.

Section 8.07      Resignation and Removal of the Trustee.  The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Servicer and each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section 8.06.  If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

If at any time the Trustee shall cease to be eligible in accordance with Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Servicer and one copy to the successor trustee.

The Holders of Certificates entitled to a majority of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed.  The successor trustee shall notify each Rating Agency of any removal of the Trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

Section 8.08      Successor Trustee.  Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, the Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 8.08 unless at the time of its acceptance, the successor trustee is eligible under Section 8.06 and its appointment does not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates.  If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

Section 8.09      Merger or Consolidation of the Trustee.  Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder; provided, that such corporation shall be eligible under Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.  In connection with the succession to the Trustee under this Agreement by any Person (i) into which the Trustee may be merged or consolidated, or (ii) which may be appointed as a successor to the Trustee, the Trustee shall notify the Depositor of such succession or appointment and shall furnish to the Depositor in writing and in form and substance reasonably satisfactory to the Depositor, all information reasonably necessary for the Trustee to accurately and timely report, pursuant to Section 8.12(g), the event under Item 6.02 of Form 8-K pursuant to the Exchange Act (if such reports under the Exchange Act are required to be filed under the Exchange Act).

Section 8.10      Appointment of Co-Trustee or Separate Trustee.  Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Servicer and the Trustee may consider appropriate.  If the Servicer shall not have joined in such appointment within 15 days after the receipt by the Servicer of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)           To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(b)           No trustee hereunder shall be held personally liable because of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

(c)           The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

(d)           The Trust Fund, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 8.11      Tax Matters.   It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a “real estate mortgage investment conduit” as defined in and in accordance with the REMIC Provisions.  In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of each Trust REMIC described in the Preliminary Statement and that in such capacity it shall:

(a)           prepare and file in a timely manner, a U.S. Real Estate Mortgage Investment Conduit (REMIC) Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to each Trust REMIC described in the Preliminary Statement containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby;

(b)           within thirty days of the Closing Date, the Trustee will apply for an employer identification number from the Internal Revenue Service via Form SS-4 or any other acceptable method for all tax entities and shall also furnish to the Internal Revenue Service, on Form 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the Holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code;

(c)           make an election that each of Pooling-Tier REMIC-1, Pooling-Tier REMIC-2, the Lower-Tier REMIC, the Upper-Tier REMIC, the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC and the Class X REMIC be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law);

(d)           prepare and forward to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including the calculation of any original issue discount using the prepayment assumption (as described in the Prospectus Supplement);

(e)           provide information necessary for the computation of tax imposed on the Transfer of a Residual Certificate to a Person that is not a Permitted Transferee (a “Non-Permitted Transferee”), or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax);

(f)           to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are Outstanding so as to maintain the status of each Trust REMIC as a REMIC under the REMIC Provisions;

(g)           not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status of any Trust REMIC created hereunder;

(h)           pay, from the sources specified in the second to last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on each Trust REMIC before its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);

(i)           cause federal, state or local income tax or information returns to be signed by the Trustee or such other Person as may be required to sign such returns by the Code or state or local laws, regulations or rules; and

(j)           maintain records relating to each of the Trust REMICs, including the income, expenses, assets, and liabilities thereof on a calendar year basis and on the accrual method of accounting and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information.

The Holder of the largest Percentage Interest of the Class RX Certificates shall act as Tax Matters Person for the Class B-1 REMIC, the Class B-2 REMIC, the Class B-3 REMIC and the Class X REMIC, and the holder of the largest Percentage Interest of the Class R Certificates shall act as the Tax Matters Person for Pooling-Tier REMIC-2, the Lower-Tier REMIC and the Upper-Tier REMIC, and the Holder of the largest Percentage Interest of the Class RC Certificates shall act as Tax Matters Person for Pooling-Tier REMIC-1, in each case, within the meaning of Treasury Regulations Section 1.860F-4(d), and the Trustee is hereby designated as agent of such Certificateholders for such purpose (or if the Trustee is not so permitted, such Holder shall be the Tax Matters Person in accordance with the REMIC Provisions).  In such capacity, the Trustee shall, as and when necessary and appropriate, represent any Trust REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of any Trust REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of any

Trust REMIC, and otherwise act on behalf of each Trust REMIC in relation to any tax matter or controversy involving it.

The Trustee shall treat the rights of the Class P Certificateholders to receive Prepayment Premiums, the rights of the Class X Certificateholders to receive amounts from the Excess Reserve Fund Account, the Supplemental Interest Trust (subject to the obligation to pay Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts) and the rights of the LIBOR Certificateholders to receive Basis Risk Carry Forward Amounts and, without duplication, Upper-Tier Carry Forward Amounts as the beneficial ownership of interests in a grantor trust and not as obligations of any Trust REMIC created hereunder, for federal income tax purposes.  The Trustee shall file or cause to be filed with the Internal Revenue Service Form 1041 or such other form as may be applicable and shall furnish or cause to be furnished, to the Class P, Class X Certificateholders and the LIBOR Certificateholders, the respective amounts described above that are received, in the time or times and in the manner required by the Code.

To enable the Trustee to perform its duties under this Agreement, the Depositor shall provide to the Trustee within ten days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including the price, yield, prepayment assumption, and projected cash flows of the Certificates and the Mortgage Loans.  Moreover, the Depositor shall provide information to the Trustee concerning the value, if any, to each Class of LIBOR Certificates of the right to receive Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account and Basis Risk Carry Forward Amounts or Upper-Tier Carry Forward Amounts from the Supplemental Interest Trust.  Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any additional information or data that the Trustee may, from time to time, reasonably request to enable the Trustee to perform its duties under this Agreement; provided, however, that the Depositor shall not be required to provide any information regarding the Mortgage Loans after the Closing Date or any information that the Servicer is required to provide to the Trustee pursuant to this Agreement.  The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims, or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, pursuant to this paragraph, accurate information or data to the Trustee on a timely basis.

The Trustee shall not (i) cause the creation of any interests in any Trust REMIC other than the regular and residual interests set forth in the Preliminary Statement, (ii) receive any amount representing a fee or other compensation for services (except as otherwise permitted by this Agreement) or (iii) otherwise knowingly or intentionally take any action, cause the Trust Fund to take any action or fail to take (or fail to cause to be taken) any action reasonably within its control and the scope of duties more specifically set forth herein, that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of any Trust REMIC as a REMIC or (ii) result in the imposition of a tax upon any Trust REMIC or the Trust Fund (including but not limited to the tax on “prohibited transactions” as defined in Section 860F(a)(2) of the Code and the tax on contributions to a REMIC set forth in Section 860G(d) of the Code, or the tax on “net income from foreclosure property”) unless the Trustee receives an Opinion of Counsel (at the expense of the party seeking to take such action or, if such party fails to pay such expense, at the expense of the Trust Fund, but in no event at the expense of the Trustee) to the effect that the contemplated action will not, with respect to the Trust Fund, result in the imposition of a tax upon any Trust REMIC created hereunder or endanger the status of any Trust REMIC.

If any tax is imposed on “prohibited transactions” of any Trust REMIC as defined in Section 860F(a)(2) of the Code, on the “net income from foreclosure property” of the Pooling-Tier REMIC-1 as defined in Section 860G(c) of the Code, on any contribution to any Trust REMIC after the Start-up Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, if applicable, any minimum tax imposed on any Trust REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, the tax shall be paid by (i) the Trustee if such tax arises out of or results from negligence of the Trustee in the performance of any of its obligations under this Agreement, (ii) the Servicer, in the case of any such minimum tax, and otherwise if such tax arises out of or results from a breach by the Servicer of any of its obligations under this Agreement, (iii) the Responsible Party if such tax arises out of or results from the Responsible Party’s obligation to repurchase a Mortgage Loan pursuant to the Representations and Warranties Agreement, or (iv) in all other cases, or if the Trustee, the Servicer or the Responsible Party fails to honor its obligations under the preceding clause (i), (ii), or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 4.02(a).

For as long as each Trust REMIC shall exist, the Trustee shall act in accordance with this Agreement and shall comply with any directions of the Depositor or the Servicer as provided herein so as to assure such continuing treatment.  The Trustee shall not (a) sell or permit the sale of all or any portion of the Mortgage Loans unless pursuant to a repurchase or substitution in accordance with this Agreement, or of any investment of deposits in an Account, and (b) accept any contribution to any Trust REMIC after the Startup Day without receipt of a REMIC Opinion.

Section 8.12      Periodic Filings.  (a) The Trustee and the Servicer shall reasonably cooperate with the Depositor in connection with the reporting requirements of the Trust under the Exchange Act.  The Trustee shall prepare for execution by the Depositor any Forms 8-K, 10-D and 10-K required by the Exchange Act and the rules and regulations of the Commission thereunder, in order to permit the timely filing thereof pursuant to the terms of this Section 8.12, and the Trustee shall file (via the Commission’s Electronic Data Gathering and Retrieval System) such Forms executed by the Depositor.  The Trustee shall have no duty to verify information received by it from other Persons (other than Subcontractors utilized by the Trustee) in connection with its duties under this Section 8.12.

(b)           Within 15 calendar days after each Distribution Date (subject to permitted extensions under the Exchange Act), the Trustee shall prepare and file on behalf of the Trust any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act.  The Trustee shall file each Form 10-D with a copy of the related Monthly Statement attached thereto.  Any disclosure in addition to the Monthly Statement that is required to be included on Form 10-D (“Additional Form 10-D Disclosure”) shall be prepared by the party responsible for preparing such disclosure as set forth on Exhibit U hereto and the Trustee shall compile such disclosure pursuant to the following paragraph.  The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit U hereto, within 5 calendar days after the related Distribution Date, certain parties to this Agreement shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10-D Disclosure, if applicable.  The Trustee shall compile all such information provided to it in a Form 10-D prepared by it.

After preparing the Form 10-D, the Trustee shall forward electronically a draft copy of the Form 10-D to the Depositor for review, verification and execution by the Depositor.  No later than 2 Business Days prior to the 15th calendar day after the related Distribution Date, an officer of the Depositor shall sign the Form 10-D and return an electronic or fax copy of such signed Form 10-D (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Trustee will follow the procedures set forth in Section 8.12(f)(ii).  The signing party at the Depositor can be contacted at [______], or such other address as to which the Depositor has provided prior written notice to the Trustee.  The Depositor acknowledges that the performance by the Trustee of its duties under this Section 8.12(b) related to the timely preparation and filing of Form 10-D is contingent upon the Servicer, the Depositor and any other Person obligated to provide Additional Form 10-D Disclosure as set forth on Exhibit U hereto observing all applicable deadlines in the performance of their duties under this Section 8.12(b).  The Trustee shall have no liability for any loss, expense, damage, or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct.

(c)           Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (the “10-K Filing Deadline”), commencing in March 2007, the Trustee shall prepare and file on behalf of the Trust a Form 10-K, in form and substance as required by the Exchange Act.  Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Trustee within the applicable time frames set forth in this Agreement, (i) an annual compliance statement for the Servicer and each Subservicer engaged by the Servicer, as described under Section 3.22, (ii)(A) the annual reports on assessment of compliance with servicing criteria for the Trustee, the Servicer, the applicable Custodian, each Subservicer engaged by the Servicer and each Servicing Function Participant utilized by the Servicer or the Trustee, as described under Section 3.23, and (B) if any such report on assessment of compliance with servicing criteria described under Section 3.23 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or such report on assessment of compliance with servicing criteria described under Section 3.23 is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, (iii)(A) the registered public accounting firm attestation report for the Trustee, the Servicer, the applicable Custodian, each Subservicer engaged by the Servicer and each Servicing Function Participant utilized by the

Servicer or the Trustee, as described under Section 3.23, and (B) if any registered public accounting firm attestation report described under Section 3.23 identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation why such report is not included, and (iv) a certification in the form attached hereto as Exhibit O, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission (the “Sarbanes Certification”), which shall be signed by the senior officer of the Depositor in charge of securitization.  Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K (“Additional Form 10-K Disclosure”) shall be prepared by party responsible for preparing such disclosure as set forth on Exhibit V hereto, and the Trustee shall compile such disclosure pursuant to the following paragraph.  The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure, except as set forth in the next paragraph.

As set forth on Exhibit V hereto, no later than March 1st of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in [_______], certain parties to this Agreement shall be required to provide to the Trustee and the Depositor, to the extent known by such applicable parties, any Additional Form 10-K Disclosure, if applicable.  The Trustee shall compile all such information provided to it in a Form 10-K prepared by it.

After preparing the Form 10-K, the Trustee shall forward electronically a draft copy of the Form 10-K to the Depositor for review, verification and execution by the Depositor.  No later than 5:00 p.m.  EST on the 3rd Business Day prior to the 10-K Filing Deadline, an officer of the Depositor shall sign the Form 10-K and return an electronic or fax copy of such signed Form 10-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Trustee will follow the procedures set forth in Section 8.12(f)(ii).  The signing party at the Depositor can be contacted at [______], or such other address as to which the Depositor has provided prior written notice to the Trustee.  The Depositor acknowledges that the performance by the Trustee of its duties under this Section 8.12(c) related to the timely preparation and filing of Form 10-K is contingent upon the Servicer (and any Subservicer or Servicing Function Participant engaged by the Servicer) and the Depositor and any other Person obligated to provide Additional Form 10-K Disclosure as set forth on Exhibit V hereto, observing all applicable deadlines in the performance of their duties under this Section 8.12(c), Section 8.12(d), Section 3.22 and Section 3.23.  The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(d)           In connection with the execution of a Sarbanes Certification, the Trustee shall sign a certification (in the form attached hereto as Exhibit P, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission) for the benefit of the Depositor and its officers, directors and Affiliates, and the Servicer shall sign a certification solely with respect to the Servicer (in the form attached hereto as Exhibit Q, with such changes as may be necessary or appropriate as a result of changes promulgated by the Commission) for the benefit of the Depositor, the Trustee and their respective officers, directors and Affiliates.  Each such certification shall be delivered to the Depositor no later than March 10th of each year (or if such day is not a Business Day, the immediately preceding Business Day) and the Depositor shall deliver the Sarbanes Certification no later than the time set forth for the delivery to the Trustee of the signed Form 10-K pursuant to Section 8.12(d) for such year).  In the event that prior to the filing date of the Form 10-K in March of each year, the Trustee or the Servicer has actual knowledge of information material to the Sarbanes Certification, that party shall promptly notify the Depositor and each of the other parties signing the certifications.  In addition, (i) the Trustee shall indemnify and hold harmless the Depositor and the Sponsor and their officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Trustee’s obligations under this Section 8.12(d) or any material misstatement or material omission contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form pursuant to Section 3.23 and 8.12 of this Agreement and Exhibits U, V and W to this Agreement provided by or on behalf of the Trustee or any Subcontractor utilized by the Trustee (excluding any information, report, certification, accountants’ letter or other materials provided in written or electronic form by or on behalf of any Person other than the Trustee or any Subcontractor utilized by the Trustee, negligence, bad faith or willful misconduct in connection therewith, and (ii) the Servicer shall indemnify and hold harmless the Depositor, the Sponsor, the Trustee and their respective officers, directors, employees, agents and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon any breach of the Servicer’s obligations under this Section 8.12(d) or any material misstatement, omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.  If the indemnification provided for herein is unavailable or insufficient to hold harmless any indemnified party, then (i) the Trustee agrees in connection with a breach of the Trustee’s obligations under this Section 8.12(d) or any material misstatement or material omission contained in any information, report, certification, accountants’ letter or other material provided in written or electronic form pursuant to Section 3.23 and 8.12 of this Agreement and Exhibits U, V and W to this Agreement provided by or on behalf of the Trustee or any Subcontractor utilized by the Trustee (excluding any information, report, certification, accountants’ letter or other materials provided in written or electronic form by or on behalf of any Person other than the Trustee or any Subcontractor utilized by the Trustee, negligence, bad faith or willful misconduct in connection therewith that it shall contribute to the amount paid or payable by the Depositor and the Sponsor as a result of the losses, claims, damages or liabilities of the Depositor and the Sponsor in such proportion as is appropriate to reflect the relative fault of the Depositor and the Sponsor on the one hand and the Trustee on the other and (ii) the Servicer agrees that it shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities of such indemnified party in such proportion as is appropriate to reflect the relative fault of such indemnified party, on the one hand, and the Servicer, on the other hand, in connection with a breach of the Servicer’s obligations under this Section 8.12(d) or any material misstatement or omission, negligence, bad faith or willful misconduct of the Servicer in connection therewith.

(e)           Upon any filing with the Commission, the Trustee shall promptly deliver to the Depositor a copy of each such executed report, statement or information.

(f)           (i) The obligations set forth in paragraphs (a) through (d) of this Section shall only apply with respect to periods for which reports are required to be filed with respect to the Trust under the Exchange Act.  Prior to January 30 of the first year in which the Trustee is able to do so under applicable law, the Trustee shall file a Form 15 Suspension Notification with respect to the Trust, with a copy to the Depositor.  At any time after the filing of a Form 15 Suspension Notification, if the number of Holders of the Offered Certificates of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Trustee shall recommence preparing and filing reports on Form 10-K, 10-D and 8-K as required pursuant to this Section 8.12 and the parties hereto shall again have the obligations set forth in this Section.

(ii)       In the event that the Trustee is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed pursuant to this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement, the Trustee will immediately notify the Depositor and the Servicer.  In the case of Form 10-D and 10-K, the Depositor, the Servicer and the Trustee will thereupon cooperate to prepare and file a Form 12b-25 and a 10-DA and 10-KA as applicable, pursuant to Rule 12b-25 of the Exchange Act.  In the case of Form 8-K, the Trustee will, upon receipt of all disclosure information required to be included on Form 8-K, include such disclosure information on the next Form 10-D.  In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the party to this Agreement deciding that an amendment to such Form 8-K, 10-D or 10-K is required will notify the Depositor, the Trustee and the Servicer and such parties will cooperate to prepare any necessary Form 8-KA, 10-DA or 10-KA.  Any Form 15, Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K shall be signed by an officer of the Depositor.  The Depositor acknowledges that the performance by the Trustee of its duties under this Section 8.12(f) related to the timely preparation and filing of Form 15, a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon the Servicer and the Depositor observing all applicable deadlines in the performance of their duties under this Section 8.12 and Sections 3.22 and 3.23.  The Trustee shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 15, Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

(g)           Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a “Reportable Event”), and also if requested by the Depositor, the Trustee shall prepare and file on behalf of the Trust any Form 8-K, as required by the Exchange Act, provided that the Depositor shall file the initial Form 8-K in connection with the issuance of the Certificates.  Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K (“Form 8-K Disclosure Information”) shall be prepared by the party responsible for preparing such disclosure as set forth on Exhibit W hereto and compiled by the Trustee pursuant to the following paragraph.  The Trustee will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information or any Form 8-K, except as set forth in the next paragraph.

As set forth on Exhibit W hereto, for so long as the Trust is subject to the Exchange Act reporting requirements, no later than noon on the 2nd Business Day after the occurrence of a Reportable Event, certain parties to this Agreement shall be required to provide to the Depositor and the Trustee, to the extent known by such applicable parties, any Form 8-K Disclosure Information, if applicable.  The Trustee shall compile all such information provided to it in a Form 8-K prepared by it.

After preparing the Form 8-K, the Trustee shall forward electronically a draft copy of the Form 8-K to the Depositor for review, verification and execution by the Depositor.  No later than the end of the 3rd Business Day after the Reportable Event, an officer of the Depositor shall sign the Form 8-K and return an electronic or fax copy of such signed Form 8-K (with an original executed hard copy to follow by overnight mail) to the Trustee.  If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Trustee will follow the procedures set forth in Section 8.12(f)(ii).  The signing party at the Depositor can be contacted at [______], or such other address as to which the Depositor has provided prior written notice to the Trustee.  The Depositor acknowledges that the performance by the Trustee of its duties under this Section 8.12(g) related to the timely preparation and filing of Form 8-K is contingent upon the Servicer the Depositor and any other Person obligated to provide Form 8-K Disclosure Information as set forth on Exhibit W hereto, observing all applicable deadlines in the performance of their duties under this Section 8.12(g).  The Trustee shall have no liability for any loss, expense, damage or claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Trustee’s inability or failure to obtain or receive, on a timely basis, any information from any party hereto (other than the Trustee or any Subcontractor utilized by the Trustee) needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

(h)           The Trustee shall have no liability for any loss, expense, damage or claim arising out of or resulting from (i) the accuracy or inaccuracy of any Additional Form 10-D Disclosure, Additional Form 10-K Disclosure or Form 8-K Disclosure Information (excluding any information therein provided by the Trustee or any Subcontractor utilized by the Trustee) provided to the Trustee in connection with the preparation of Forms 10-D, 10-K and 8-K pursuant to this Section 8.12, or (ii) the failure of the Depositor to timely execute and return for filing any Forms 10-D, 10-K and 8-K required to be filed by the Trustee pursuant to this Section 8.12, in either case, not resulting from the Trustee’s own negligence, bad faith or misconduct.

Section 8.13      Tax Treatment of Upper-Tier Carry Forward Amounts, Basis Risk Carry Forward Amounts, the Supplemental Interest Trust and the Interest Rate Swap Agreement.  The Trustee shall treat the rights that each Class of LIBOR Certificates has to receive payments of Upper-Tier Carry Forward Amounts and, to the extent not paid from the Excess Reserve Fund Account, Basis Risk Carry Forward Amounts from the Supplemental Interest Trust (together with Basis Risk Carry Forward Amounts from the Excess Reserve Fund Account) as rights to receive payments under a limited recourse interest rate cap contract written by the Class X Certificateholders in favor of each such Class.  Accordingly, each Class of Certificates (excluding the Class X, Class P and Class R Certificates) will be comprised of two components – an Upper-Tier Regular Interest and an interest in an interest rate cap contract, and the Class X Certificate will be comprised of six components – three Class X REMIC Regular Interests (the Class X Interest and the Class IO Interest), ownership of the Excess Reserve Fund Account, subject to an obligation to pay Basis Risk Carry Forward Amounts, ownership of the Supplemental Interest Trust and the Interest Rate Swap Agreement, subject to the obligation to pay Upper-Tier Carry Forward Amounts and, without duplication, Basis Risk Carry Forward Amounts, subject to an obligation to make payments required by Section 4.07 to the LIBOR Certificateholders.  The Trustee shall allocate the issue price for a Class of LIBOR Certificates among the respective components for purposes of determining the issue price of the Upper-Tier Regular Interest component based on information received from the Depositor.  Unless otherwise advised by the Depositor in writing, for federal income tax purposes, the Trustee is hereby directed to assign a value of zero to the right of each Holder of a LIBOR Certificate to receive the related Upper-Tier Carry Forward Amounts and, without duplication, the related Basis Risk Carry Forward Amount for purposes of allocating the purchase price of an initial LIBOR Certificateholder between such rights and the related Upper-Tier Regular Interest.

Holders of LIBOR Certificates shall also be treated as having agreed to pay, on each Distribution Date, to the Holders of the Class X Certificates an aggregate amount equal to the excess, if any, of (i) Net Swap Payments and Swap Termination Payments (other than Defaulted Swap Termination Payments) over (ii) the sum of amounts payable on the Class X Interest available for such payments and amounts payable on the Class IO Interest (such excess, a “Class IO Shortfall”), first from interest and then from principal distributable on the LIBOR Certificates.  A Class IO Shortfall payable from interest collections shall be allocated pro rata among such LIBOR Certificates based on the amount of interest otherwise payable to such Class of LIBOR Certificates, and a Class IO Shortfall payable from principal collections shall be allocated in reverse sequential order beginning with the most subordinate Class of LIBOR Certificates then Outstanding.

Any payments of Class IO Shortfalls shall be treated for tax purposes as having been received by the Holders of such Class of LIBOR Certificates in respect of the corresponding Upper-Tier Regular Interest and as having been paid by such Holders to the Holders of the Class X Certificates through the Supplemental Interest Trust.

Section 8.14      Custodial Responsibilities.  (a) Each Custodian shall provide access to the Mortgage Loan Documents in possession of the applicable Custodian regarding the related Mortgage Loans and REO Property and the servicing thereof to the Trustee, the Certificateholders, the FDIC, and the supervisory agents and examiners of the FDIC, such access being afforded only upon reasonable prior written request and during normal business hours at the office of the applicable Custodian.  Each Custodian shall allow representatives of the above entities to photocopy any of the records and documentation and shall provide equipment for that purpose at the expense of the person requesting such access.

(b)           Each Custodian may resign from its obligations hereunder upon 60 Days’ prior written notice to the Trustee, the Depositor and the Servicer.  Such resignation shall take effect upon (i) the appointment of a successor Custodian reasonably acceptable to the Depositor within such 60 Day period; and (ii) delivery of all Mortgage Loan Files to the successor Custodian.  The Trustee shall have the right, but not the obligation, to become the successor Custodian.  If no successor Custodian is appointed within 60 Days after written notice of such Custodian’s resignation is received by the Trustee, the applicable Custodian may petition a court of competent jurisdiction to appoint a successor Custodian.

Upon such resignation and appointment of successor Custodian, the applicable Custodian shall, at such Custodian’s expense, promptly transfer to the successor Custodian, as directed in writing by the Trustee, all applicable Mortgage Files being administered under this Agreement.  Notwithstanding the foregoing, the Trust Fund, not the applicable Custodian, shall bear the costs relating to the transfer of Mortgage Files if such Custodian shall resign with cause (including such Custodian’s resignation due to the failure of such Custodian to be paid all fees due to such Custodian hereunder).

(c)           For so long as reports are required to be filed with the Commission under the Exchange Act with respect to the Trust, each Custodian shall not utilize any Subcontractor for the performance of its duties hereunder if such Subcontractor would be “participating in the servicing function” within the meaning of Item 1122 of Regulation AB.  Each Custodian shall indemnify the Depositor, the Sponsor and any director, officer, employee or agent of the Depositor or the Sponsor and hold them harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that any of them may sustain in any way related to the breach by the applicable Custodian of its obligation set forth in the preceding sentence or the failure of the applicable Custodian to perform any of its obligations under Section 3.23.  This indemnity shall survive the termination of this Agreement or the earlier resignation or removal of the applicable Custodian.

Section 8.15      Limitations on Custodial Responsibilities.  (a) Each Custodian shall be under no duty or obligation to inspect, review or examine the Mortgage Files to determine that the contents thereof are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(b)           Each Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local income taxes with respect to this Agreement, other than for such Custodian’s compensation or for reimbursement of expenses.

(c)           Each Custodian shall not be responsible or liable for, and makes no representation or warranty with respect to, the validity, adequacy or perfection or any lien upon or security interest in any Mortgage File.

(d)           The duties and obligations of each Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns.  In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that each Custodian shall not be the party required to take the action or refrain from acting.  In no event shall any Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(e)           Each Custodian makes no representations and shall have no responsibilities (except as expressly set forth herein) as to the validity, sufficiency, value, genuineness, ownership or transferability of any of the Mortgage Loans, and shall not be required to and shall not make any representations as to the validity, value or genuineness of the Mortgage Loans.

(f)           Each Custodian shall not be liable for any error of judgment, or for any act done or step taken or omitted by it, in good faith, or for any mistake of fact or law, or for anything that it may do or refrain from doing in connection therewith, except in the case of its negligent performance or omission or its bad faith or willful misfeasance.

(g)           Each Custodian shall not be responsible to verify (i) the validity, legality, enforceability, sufficiency, due authorization or genuineness of any document in the Mortgage File or of any Mortgage Loans or (ii) the collectability, insurability, effectiveness including the authority or capacity of any Person to execute or issue any document in the Mortgage File, or suitability of any Mortgage Loans unless specified otherwise in this Agreement.

(h)           Each Custodian shall have no obligation to verify the receipt of any such documents the existence of which was not made known to such Custodian by receipt of the Mortgage File.

(i)           Each Custodian shall have no obligation to determine whether the recordation of any document is necessary.

(j)           In no event shall any Custodian or its directors, affiliates, officers, agents, and employees be held liable for any special, indirect or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

(k)           Any Person into which the applicable Custodian may be merged or consolidated, or any Person resulting from any merger or consolidation to which the applicable Custodian shall be a party, or any person succeeding to the business of such Custodian, shall be the successor of such Custodian hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto anything herein to the contrary notwithstanding.

ARTICLE IX

TERMINATION

Section 9.01      Termination upon Liquidation or Purchase of the Mortgage Loans.  Subject to Sections 9.02 and 9.03, the obligations and responsibilities of the Depositor, the Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase, on the Optional Termination Date, by the Servicer of all Mortgage Loans (and REO Properties) at the price equal to the sum of (i) 100% of the unpaid principal balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, (ii) the lesser of (x) the appraised value of any REO Property as determined by an independent appraiser selected by the Person electing to terminate the Trust Fund, at the expense of such Person, plus accrued and unpaid interest on the related Mortgage Loan at the applicable Mortgage Interest Rates and (y) the unpaid principal balance of each Mortgage Loan related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Mortgage Interest Rate, and (iii) any Swap Termination Payment owed to the Swap Provider (as provided to the Trustee by the Swap Provider pursuant to the Interest Rate Swap Agreement) (“Termination Price”) and (b) the later of (i) the maturity or other Liquidation Event (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement.  In no event shall the trusts created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.

Section 9.02      Final Distribution on the Certificates.  If on any Remittance Date, the Servicer notifies the Trustee in writing that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Collection Account, the Servicer shall direct the Trustee promptly to send a Notice of Final Distribution to each Certificateholder and the Swap Provider.  If the Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, by the 25th day of the month preceding the month of the final distribution, the Servicer shall notify the Depositor and the Trustee in writing of the date the Servicer intends to terminate the Trust Fund and of the applicable Termination Price of the Mortgage Loans and REO Properties.

A Notice of Final Distribution, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not later than the 15th day of the month of such final distribution.  Any such Notice of Final Distribution shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified.  The Trustee will give such Notice of Final Distribution to each Rating Agency at the time such Notice of Final Distribution is given to Certificateholders.

In the event such Notice of Final Distribution is given, the Servicer shall promptly deposit such funds in the applicable Collection Account.  During the time such funds are held in such Collection Account, such funds shall be invested, at the direction of the Servicer, in Permitted Investments, and the Servicer shall be entitled to all income from such investments, and shall be responsible for all losses from such investments.  In connection with any such termination of the Trust Fund, the Servicer shall cause all funds in the Collection Account, including the applicable Termination Price for the Mortgage Loans and REO Properties to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date.  Upon such final deposit with respect to the Trust Fund and the receipt by the applicable Custodian of a Request for Release therefor, the applicable Custodian, shall promptly release to the Servicer, or its designee, the Custodial Files for the Mortgage Loans.

Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class (after reimbursement of all amounts due to the Servicer (including all unreimbursed Advances and any Servicing Fees accrued and unpaid as of the date the Termination Price is paid), the Depositor and the Trustee hereunder), in each case on the final Distribution Date and in the order set forth in Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount up to an amount equal to (i) as to each Class of Regular Certificates (except the Class X Certificates), the Certificate Balance thereof plus for each such Class and the Class X Certificates accrued interest thereon in the case of an interest bearing Certificate and all other amounts to which such Classes are entitled pursuant to Section 4.02, (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund.  If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

Section 9.03      Additional Termination Requirements.  In the event the Servicer exercises its purchase option with respect to the Mortgage Loans as provided in Section 9.01, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on “prohibited transactions” on any Trust REMIC as defined in Section 860F of the Code, or (ii) cause any Trust REMIC to fail to qualify as a REMIC at any time that any Certificates are Outstanding:

(a)           The Trustee shall sell all of the assets of the Trust Fund to the Servicer, or its designee, and, within 90 days of such sale, shall distribute to the Certificateholders the proceeds of such sale in complete liquidation of each of the Trust REMICs; and

(b)           The Trustee shall attach a statement to the final federal income tax return for each of the Trust REMICs stating that pursuant to Treasury Regulations Section 1.860F-1,

the first day of the 90 day liquidation period for each such Trust REMIC was the date on which the Trustee sold the assets of the Trust Fund to the Servicer.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01    Amendment.  This Agreement may be amended from time to time by the Depositor, the Servicer, each Custodian and the Trustee without the consent of any of the Certificateholders (i) to cure any ambiguity or mistake, (ii) to correct any defective provision herein or to supplement any provision herein which may be inconsistent with any other provision herein, (iii) to add to the duties of the Depositor, any Custodian or the Servicer, (iv) to add any other provisions with respect to matters or questions arising hereunder, (v) to modify, alter, amend, add to or rescind any of the terms or provisions contained in this Agreement, (vi) to comply with any requirements in Regulation AB or (vii) to correct any provision herein which may be inconsistent with the disclosure in the Prospectus Supplement; provided, that any amendment pursuant to clause (iv) or (v) above shall not, as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, further, that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating.  Each Custodian, the Trustee, the Depositor and the Servicer also may at any time and from time to time amend this Agreement, but without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to (i) maintain the qualification of each Trust REMIC under the REMIC Provisions, (ii) avoid or minimize the risk of the imposition of any tax on any Trust REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates or (iii) comply with any other requirements of the Code; provided, that the Trustee has been provided an Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to, as applicable, (i) maintain such qualification, (ii) avoid or minimize the risk of the imposition of such a tax or (iii) comply with any such requirements of the Code.

This Agreement may also be amended from time to time by the Depositor, the Servicer, each Custodian and the Trustee with the consent of the Holders of Certificates evidencing Percentage Interests aggregating not less than [_______]% of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in clause (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating not less than [_______]%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then Outstanding.

Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless (i) it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any Trust REMIC or the Certificateholders or cause any Trust REMIC to fail to qualify as a REMIC or the grantor trust to fail to qualify as a grantor trust at any time that any Certificates are Outstanding and (ii) the party seeking such amendment shall have provided written notice to the Rating Agencies (with a copy of such notice to the Trustee) of such amendment, stating the provisions of the Agreement to be amended.

Notwithstanding the foregoing provisions of this Section 10.01, with respect to any amendment that significantly modifies the permitted activities of the Trustee or the Servicer, any Certificate beneficially owned by the Depositor or any of its Affiliates shall be deemed not to be Outstanding (and shall not be considered when determining the percentage of Certificateholders consenting or when calculating the total number of Certificates entitled to consent) for purposes of determining if the requisite consents of Certificateholders under this Section 10.01 have been obtained.

Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

Nothing in this Agreement shall require the Trustee to enter into an amendment which modifies its obligations or liabilities without its consent and in all cases without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

Section 10.02    Recordation of Agreement; Counterparts.  This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Depositor at the expense of the Trust, but only upon receipt of an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement in Portable Document Format (PDF) or by facsimile transmission shall be as effective as delivery of a manually executed original counterpart of this Agreement.

Section 10.03    Governing Law.  THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AGREEMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AGREEMENT AND THE CERTIFICATEHOLDERS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF.  THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT.

Section 10.04    Intention of Parties.   It is the express intent of the parties hereto that the conveyance (i) of the Mortgage Loans by the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof.  It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof.  However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

The Depositor, for the benefit of the Certificateholders, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement.

Section 10.05    Notices.   (a) The Trustee shall promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

1.	Any material change or amendment to this Agreement;

2.	The occurrence of any Event of Default that has not been cured;

3.	The resignation or termination of the Servicer or the Trustee and the appointment of any successor;

4.	The repurchase or substitution of Mortgage Loans pursuant to Sections 2.03, 2.07 or 3.28; and

5.	The final payment to Certificateholders.

(b)           In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

1.	Each report to Certificateholders described in Section 4.03.

2.	Any notice of a purchase of a Mortgage Loan pursuant to Section 3.28.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, to GS Mortgage Securities Corp., 200 West Street, New York, New York 10282, Attention:  Principal Finance Group and Asset Management Group/Senior Asset Manager (and, in the case of the Officer’s Certificate delivered pursuant to Section 3.22, to [_______], [_____________], Attention:  [_______]), or such other address as may be hereafter furnished to the Trustee and the Servicer by the Depositor in writing; (b) in the case of Servicer, [_______] Attention:  [_______] or such other address as may be hereafter furnished to the Depositor, each Custodian, the Swap Provider and the Trustee by Servicer in writing; (c) in the case of the Trustee, to [_______], Attention:  [_______], or such other address as may be hereafter furnished to the Depositor, the Swap Provider and the Servicer in writing; (f) Goldman Sachs Mitsui Marine Derivative Products [__________], or such other address as may be hereafter furnished to the Depositor, the Servicer, the Custodian and the Trustee in writing and (g) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

Section 10.06    Severability of Provisions.  If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

Section 10.07    Assignment; Sales; Advance Facilities. (a) A Servicer is hereby authorized to enter into a financing or other facility (any such arrangement, an “Advance Facility”), the documentation for which complies with Section 10.07(e) below, under which (1) such Servicer assigns or pledges its rights under this Agreement to be reimbursed for any or all Advances to (i) a Person, which may be a special-purpose bankruptcy-remote entity (an “SPV”), (ii) a Person, which may simultaneously assign or pledge such rights to an SPV or (iii) a lender (a “Lender”), which, in the case of any Person or SPV of the type described in either of the preceding clauses (i) or (ii), may directly or through other assignees and/or pledgees, assign or pledge such rights to a Person, which may include a trustee acting on behalf of holders of debt instruments (any such Person or any such Lender, an “Advance Financing Person”), and/or (2) an Advance Financing Person agrees to fund all the Advances required to be made by such Servicer pursuant to this Agreement.  No consent of the Trustee, Certificateholders or any other party shall be required before a Servicer may enter into an Advance Facility nor shall the Trustee or the Certificateholders be a third party beneficiary of any obligation of an Advance Financing Person to a Servicer.  Notwithstanding the existence of any Advance Facility under which an Advance Financing Person agrees to fund Advances, (A) the Servicer (i) shall remain obligated pursuant to this Agreement to make Advances pursuant to and as required by this Agreement and (ii) shall not be relieved of such obligations by virtue of such Advance Facility and (B) neither the Advance Financing Person nor any Servicer’s Assignee (as hereinafter defined) shall have any right to proceed against or otherwise contact any Mortgagor for the purpose of collecting any payment that may be due with respect to any related Mortgage Loan or enforcing any covenant of such Mortgagor under the related Mortgage Loan documents.

(b)           If a Servicer enters into an Advance Facility, such Servicer and the related Advance Financing Person shall deliver to the Trustee at the address set forth in Section 10.05 hereof a written notice (an “Advance Facility Notice”), stating (a) the identity of the Advance Financing Person and (b) the identity of the Person (the “Servicer’s Assignee”) that will, subject to Section 10.07(c) hereof, have the right to make withdrawals from the Collection Account pursuant to Section 3.11 hereof to reimburse previously unreimbursed Advances (“Advance Reimbursement Amounts”).  Advance Reimbursement Amounts (i) shall consist solely of amounts in respect of Advances for which such Servicer would be permitted to reimburse itself in accordance with Section 3.11 hereof, assuming such Servicer had made the related Advance(s) and (ii) shall not consist of amounts payable to a successor Servicer in accordance with Section 3.11 hereof to the extent permitted under Section 10.07(e) below.

(c)           Notwithstanding the existence of an Advance Facility, a Servicer, on behalf of the Advance Financing Person and the Servicer’s Assignee, shall be entitled to receive reimbursements of Advances in accordance with Section 3.11 hereof, which entitlement may be terminated by the Advance Financing Person pursuant to a written notice to the Trustee in the manner set forth in Section 10.05 hereof.  Upon receipt of such written notice, the Servicer shall no longer be entitled to receive reimbursement for any Advance Reimbursement Amounts and the Servicer’s Assignee shall immediately have the right to receive from the Collection Account all Advance Reimbursement Amounts.  Notwithstanding the foregoing, and for the avoidance of doubt, (i) a Servicer and/or the Servicer’s Assignee shall only be entitled to reimbursement of Advance Reimbursement Amounts hereunder from withdrawals from the Collection Account pursuant to Section 3.11 of this Agreement and shall not otherwise be entitled to make withdrawals of, or receive, amounts that shall be deposited in the Distribution Account pursuant to Sections 3.11(a)(i) and 3.27(b) hereof, and (ii) none of the Trustee or the Certificateholders shall have any right to, or otherwise be entitled to, receive any Advance Reimbursement Amounts to which the Servicer or Servicer’s Assignee, as applicable, shall be entitled pursuant to Section 3.11 hereof.  An Advance Facility may be terminated by the joint written direction of the Servicer and the related Advance Financing Person.  Written notice of such termination shall be delivered to the Trustee in the manner set forth in Section 10.05 hereof.  None of the Depositor or the Trustee shall, as a result of the existence of any Advance Facility, have any additional duty or liability with respect to the calculation or payment of any Advance Reimbursement Amount, nor, as a result of the existence of any Advance Facility, shall the Depositor or the Trustee have any additional responsibility to track or monitor the administration of the Advance Facility or the payment of Advance Reimbursement Amounts to the Servicer’s Assignee.  The Servicer shall indemnify the Depositor, the Trustee, any successor Servicer and the Trust Fund for any claim, loss, liability or damage resulting from any claim by the related Advance Financing Person, except to the extent that such claim, loss, liability or damage resulted from or arose out of negligence, recklessness or willful misconduct on the part of the Depositor, the Trustee or any successor Servicer, as the case may be, or failure by the successor Servicer or the Trustee, as the case may be, to remit funds as required by this Agreement.  The Servicer shall maintain and provide to any successor Servicer and, upon request, the Trustee a detailed accounting on a loan-by-loan basis as to amounts advanced by, pledged or assigned to, and reimbursed to any Advance Financing Person.  The successor Servicer shall be entitled to rely on any such information provided by the predecessor Servicer, and the successor Servicer shall not be liable for any errors in such information.

(d)           An Advance Financing Person who receives an assignment or pledge of rights to receive Advance Reimbursement Amounts and/or whose obligations are limited to the funding of Advances pursuant to an Advance Facility shall not be required to meet the criteria for qualification as a Subservicer.

(e)           As between a predecessor Servicer and its Advance Financing Person, on the one hand, and a successor Servicer and its Advance Financing Person, if any, on the other hand, Advance Reimbursement Amounts on a loan-by-loan basis with respect to each Mortgage Loan as to which an Advance shall have been made and be outstanding shall be allocated on a “first-in, first out” basis.  In the event the Servicer’s Assignee shall have received some or all of an Advance Reimbursement Amount related to Advances that were made by a Person other than such predecessor Servicer or its related Advance Financing Person in error, then such Servicer’s Assignee shall be required to remit any portion of such Advance Reimbursement Amount to each Person entitled to such portion of such Advance Reimbursement Amount.  Without limiting the generality of the foregoing, the Servicer shall remain entitled to be reimbursed by the Advance Financing Person for all Advances funded by the Servicer to the extent the related Advance Reimbursement Amounts have not been assigned or pledged to such Advance Financing Person or Servicer’s Assignee.

(f)           For purposes of any Officer’s Certificate of the Servicer made pursuant to Section 4.01(d), any Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance referred to therein may have been made by such Servicer or any predecessor Servicer.  In making its determination that any Advance or Servicing Advance theretofore made has become a Nonrecoverable P&I Advance or Nonrecoverable Servicing Advance, the Servicer shall apply the same criteria in making such determination regardless of whether such Advance or Servicing Advance shall have been made by the Servicer or any predecessor Servicer.

(g)           Any amendment to this Section 10.07 or to any other provision of this Agreement that may be necessary or appropriate to effect the terms of an Advance Facility as described generally in this Section 10.07, including amendments to add provisions relating to a successor Servicer, may be entered into by the Trustee, the Depositor and the Servicer without the consent of any Certificateholder, provided such amendment complies with Section 10.01 hereof.  All reasonable costs and expenses (including attorneys’ fees) of each party hereto of any such amendment shall be borne solely by the Servicer.  The parties hereto hereby acknowledge and agree that:  (a) the Advances financed by and/or pledged to an Advance Financing Person under any Advance Facility are obligations owed to the Servicer payable only from the cash flows and proceeds received under this Agreement for reimbursement of Advances only to the extent provided herein, and the Trustee and the Trust are not, as a result of the existence of any Advance Facility, obligated or liable to repay any Advances financed by the Advance Financing Person; (b) the Servicer will be responsible for remitting to the Advance Financing Person the applicable amounts collected by it as reimbursement for Advances funded by the Advance Financing Person, subject to the provisions of this Agreement; and (c) the Trustee shall not have any responsibility to track or monitor the administration of the financing arrangement between the Servicer and any Advance Financing Person.

Section 10.08    Limitation on Rights of Certificateholders.  The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 Days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 10.09    Inspection and Audit Rights.  The Servicer agrees that on reasonable prior notice, it will permit any representative of the Depositor or the Trustee during the Servicer’s normal business hours, to examine all the books of account, records, reports and other papers of the Servicer relating to the applicable Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to such Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested.  Any reasonable out-of-pocket expense of the Servicer incident to the exercise by the Depositor, or the Trustee of any right under this Section 10.09 shall be borne by the party making the request (except in the case of requests made by the Trustee, such expenses shall be borne by the Servicer).  The Servicer may impose commercially reasonable restrictions on dissemination of information the Servicer defines as confidential.

Nothing in this Section 10.09 shall limit the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Servicer to provide access as provided in this Section 10.09 as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 10.09 shall require the Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.  The Servicer shall not be required to make copies of or to ship documents to any Person who is not a party to this Agreement, and then only if provisions have been made for the reimbursement of the costs thereof.

Section 10.10    Certificates Nonassessable and Fully Paid.  It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

Section 10.11    Waiver of Jury Trial.  EACH PARTY HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

Section 10.12    Limitation of Damages.  NOTWITHSTANDING ANYTHING CONTAINED HEREIN TO THE CONTRARY, THE PARTIES AGREE THAT NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, PROVIDED, HOWEVER, THAT SUCH LIMITATION SHALL NOT BE APPLICABLE WITH RESPECT TO THIRD PARTY CLAIMS MADE AGAINST A PARTY.

Section 10.13    Rights of the Swap Provider.  The Swap Provider shall be deemed a third-party beneficiary of this Agreement to the same extent as if it were a party hereto and shall have the right to enforce its rights under this Agreement.

Section 10.14    No Solicitation.  From and after the Closing Date, the Servicer agrees that it will not take any action or permit or cause any action to be taken by any of its agents or Affiliates, or by any independent contractors or independent mortgage brokerage companies on its behalf, to personally, by telephone, mail or electronic mail, specifically target through direct solicitations, the Mortgagors under the Mortgage Loans for the purpose of refinancing such Mortgage Loans; provided, however, that it is understood and agreed that promotions undertaken by the Servicer or any of its Affiliates which (i) concern optional insurance products (excluding single premium insurance) or other financial products or services (excluding any mortgage related products such as home equity lines of credit and second mortgage products), or (ii) are directed to the general public at large or certain segments thereof exclusive of the Mortgagors as a targeted group and, including mass mailings based on commercially acquired mailing lists, newspaper, radio and television advertisements shall not constitute solicitation under this Section 10.14, nor is the Servicer prohibited from responding to unsolicited requests or inquiries made by a Mortgagor or his or her agent.

Section 10.15    Regulation AB Compliance; Intent of the Parties; Reasonableness.  The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB.  In connection with the Trust, the Servicer, the Trustee and each Custodian shall cooperate fully with the Depositor to deliver to the Depositor (including its assignees or designees), any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor to permit the Depositor to comply with the provisions of Regulation AB, together with such disclosures relating to the Servicer, the Trustee and each Custodian, as applicable, reasonably believed by the Depositor to be necessary in order to effect such compliance.

Section 10.16    Submission to Jurisdiction.  EACH OF THE PARTIES HERETO IRREVOCABLY (I) SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT; (II) WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT; (III) AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW; AND (IV) CONSENTS TO SERVICE OF PROCESS UPON IT BY MAILING A COPY THEREOF BY CERTIFIED MAIL ADDRESSED TO IT AS PROVIDED FOR NOTICES HEREUNDER.

IN WITNESS WHEREOF, the Depositor, the Trustee, each Custodian and the Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.

GS MORTGAGE SECURITIES CORP.

By:
Name:
Title:

[_____________________________],

solely as Trustee and not in its individual capacity

By:
Name:
Title:

[_____________________________]

By:
Name:
Title:

SCHEDULE I

Mortgage Loan Schedule

(Delivered to the Trustee (or other applicable party) and not attached to the Pooling and Servicing Agreement)

Sch. I-1

SCHEDULE II

GSAMP Mortgage Loan Trust [__________],
Mortgage Pass-Through Certificates

Representations and Warranties of [Servicer]

[Servicer] (“Servicer”) hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date.  Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”) relating to the above-referenced Series.

(1)           [Servicer] is a [___________], validly existing and in good standing under the laws of the State of [___________] and is duly authorized and qualified to transact any and all business contemplated by this Pooling and Servicing Agreement to be conducted by [Servicer] in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such State, to the extent necessary to ensure its ability to enforce each Mortgage Loan and to service the Mortgage Loans in accordance with the terms of this Pooling and Servicing Agreement;

(2)           [Servicer] has the full power and authority to service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Pooling and Servicing Agreement and has duly authorized by all necessary action on the part of [Servicer] the execution, delivery and performance of this Pooling and Servicing Agreement; and this Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, each Custodian and the Trustee, constitutes a legal, valid and binding obligation of [Servicer], enforceable against [Servicer] in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(3)           The execution and delivery of this Pooling and Servicing Agreement by [Servicer], the servicing of the Mortgage Loans by [Servicer] hereunder, the consummation by [Servicer] of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of [Servicer] and will not (A) result in a breach of any term or provision of the organizational documents of [Servicer] or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which [Servicer] is a party or by which it may be bound, or any statute, order or regulation applicable to [Servicer] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Servicer]; and [Servicer] is not a

Sch. II-1

party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to [Servicer]’s knowledge, would in the future materially and adversely affect, (x) the ability of [Servicer] to perform its obligations under this Pooling and Servicing Agreement or (y) the business, operations, financial condition, properties or assets of [Servicer] taken as a whole;

(4)           [Servicer] is an approved seller/servicer for Fannie Mae and an approved servicer for Freddie Mac in good standing;

(5)           No litigation is pending against [Servicer] that would materially and adversely affect the execution, delivery or enforceability of this Pooling and Servicing Agreement or the ability of [Servicer] to service the Mortgage Loans or to perform any of its other obligations hereunder in accordance with the terms hereof;

(6)           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Servicer] of, or compliance by [Servicer] with, this Pooling and Servicing Agreement or the consummation by [Servicer] of the transactions contemplated by this Pooling and Servicing Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date;

(7)           [Servicer] covenants that its computer and other systems used in servicing the Mortgage Loans operate in a manner such that [Servicer] can service the Mortgage Loans in accordance with the terms of this Pooling and Servicing Agreement; and

(8)           With respect to each Mortgage Loan, to the extent [Servicer] serviced such Mortgage Loan and to the extent [Servicer] provided monthly reports to the three credit repositories, [Servicer] has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (i.e., favorable and unfavorable) on its borrower credit files to Equifax, Experian, and Trans Union Credit Information Company (three of the credit repositories), on a monthly basis.

Sch. II-2

SCHEDULE III

GSAMP Mortgage Loan Trust [_______],
Mortgage Pass-Through Certificates

Representations and Warranties of
[Custodian], a national banking association, as Custodian

[Custodian], a national banking association (“Custodian”) hereby makes the representations and warranties set forth in this Schedule IV to the Depositor, the Servicer and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date:

(1)           [Custodian] is a national banking association duly organized, validly existing and in good standing under the federal laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by this Pooling and Servicing Agreement to be conducted by [Custodian];

(2)           [Custodian] has the full power and authority to execute, deliver and perform, and to enter into and consummate the transactions contemplated by this Pooling and Servicing Agreement and has duly authorized by all necessary action on the part of [Custodian] the execution, delivery and performance of this Pooling and Servicing Agreement; and this Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the Depositor, the Servicer and the Trustee, constitutes a legal, valid and binding obligation of [Custodian], enforceable against [Custodian] in accordance with its terms, except to the extent that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors’ rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought;

(3)           The execution and delivery of this Pooling and Servicing Agreement by [Custodian], the consummation by [Custodian] of any other of the transactions herein contemplated, and the fulfillment of or compliance with the terms hereof are in the ordinary course of business of [Custodian] and will not (A) result in a breach of any term or provision of the organizational documents of [Custodian] or (B) conflict with, result in a breach, violation or acceleration of, or result in a default under, the terms of any other material agreement or instrument to which [Custodian] is a party or by which it may be bound, or any statute, order or regulation applicable to [Custodian] of any court, regulatory body, administrative agency or governmental body having jurisdiction over [Custodian]; and [Custodian] is not a party to, bound by, or in breach or violation of any indenture or other agreement or instrument, or subject to or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it, which materially and adversely affects or, to [Custodian]’s knowledge, would in the future materially and adversely affect, (x) the ability of [Custodian] to perform its obligations under this Pooling and Servicing

Sch. III-1

Agreement or (y) the business, operations, financial condition, properties or assets of [Custodian] taken as a whole;

(4)           No litigation is pending against [Custodian] that would materially and adversely affect the execution, delivery or enforceability of this Pooling and Servicing Agreement or the ability of [Custodian] to perform any of its obligations hereunder in accordance with the terms hereof; and

(5)           No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by [Custodian] of, or compliance by [Custodian] with, this Pooling and Servicing Agreement or the consummation by [Custodian] of the transactions contemplated by this Pooling and Servicing Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained prior to the Closing Date.

Sch. III-2

EXHIBIT A-1

FORM OF CLASS A, CLASS M AND CLASS B CERTIFICATES

[To be added to the Class B-1, Class B-2 and Class B-3 Certificates while they remain Private Certificates:  IF THIS CERTIFICATE IS A PHYSICAL CERTIFICATE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR CERTIFICATE (THE “TRANSFEROR CERTIFICATE”) IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (I) THE TRUSTEE RECEIVES A RULE 144A LETTER (THE “144A LETTER”) IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR A LETTER (THE “NON-RULE 144A INVESTMENT LETTER”) IN THE FORM OF EXHIBIT K TO THE AGREEMENT REFERRED TO HEREIN OR (II) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IF THIS CERTIFICATE IS A BOOK-ENTRY CERTIFICATE, THE PROPOSED TRANSFEROR WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE TRANSFEROR CERTIFICATE AND THE PROPOSED TRANSFEREE WILL BE DEEMED TO HAVE MADE EACH OF THE CERTIFICATIONS SET FORTH IN THE RULE 144A LETTER, IN EACH CASE AS IF SUCH CERTIFICATE WERE EVIDENCED BY A PHYSICAL CERTIFICATE.

In the event that a transfer of a Private Certificate which is a Book-Entry Certificate is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer will be deemed to have made as of the transfer date each of the certifications set forth in the Transferor Certificate in respect of such Certificate and the transferee will be deemed to have made as of the transfer date each of the certifications set forth in the Rule 144A Letter in respect of such Certificate, in each case as if such Certificate were evidenced by a Physical Certificate.]

Unless this Certificate is presented by an authorized representative of the Depository Trust Company, a New York corporation (“DTC”), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS AN INTEREST IN A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED,

Exh. A-1

RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND CERTAIN OTHER ASSETS.

AS LONG AS THE INTEREST RATE SWAP AGREEMENT IS IN EFFECT, EACH BENEFICIAL OWNER OF THIS CERTIFICATE, OR ANY INTEREST THEREIN, SHALL BE DEEMED TO HAVE REPRESENTED THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT OR (II) THE ACQUISITION AND HOLDING OF THIS CERTIFICATE ARE ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER AT LEAST ONE OF PROHIBITED TRANSACTION CLASS EXEMPTION (“PTCE”) 84-14, PTCE 90-1, PTCE 91-8, PTCE 95-60 OR PTCE 96-23 OR A COMPARABLE EXEMPTION AVAILABLE UNDER SIMILAR LAW.

Certificate No. :
Cut-off Date :	[_______________]
First Distribution Date :	[_______________]
Initial Certificate Balance of this Certificate (“Denomination”) :
Initial Certificate Balances of all Certificates of this Class :	Class	Class Certificate Balance
	[Class A-1]	[$ _________]
	[Class A-2A]	[$ _________]
	[Class A-2B]	[$ _________]
	[Class A-2C]	[$ _________]
	[Class A-2D]	[$ _________]
	[Class M-1]	[$ _________]
	[Class M-2]	[$ _________]
	[Class M-3]	[$ _________]
	[Class M-4]	[$ _________]
	[Class M-5]	[$ _________]
	[Class M-6]	[$ _________]
	[Class M-7]	[$ _________]
	[Class M-8]	[$ _________]
	[Class B-1]	[$ _________]
	[Class B-2]	[$ _________]
	[Class B-3]	[$ _________]

Exh. A-2

CUSIP :	Class	CUSIP No.
CUSIP :	Class	CUSIP No.
	Class A-1	[_______________]
	Class A-2A	[_______________]
	Class A-2B	[_______________]
	Class A-2C	[_______________]
	Class A-2D	[_______________]
	Class M-1	[_______________]
	Class M-2	[_______________]
	Class M-3	[_______________]
	Class M-4	[_______________]
	Class M-5	[_______________]
	Class M-6	[_______________]
	Class M-7	[_______________]
	Class M-8	[_______________]
	Class B-1	[_______________]
	Class B-2	[_______________]
	Class B-3	[_______________]
ISIN :	Class A-1	[_______________]
	Class A-2A	[_______________]
	Class A-2B	[_______________]
	Class A-2C	[_______________]
	Class A-2D	[_______________]
	Class M-1	[_______________]
	Class M-2	[_______________]
	Class M-3	[_______________]
	Class M-4	[_______________]
	Class M-5	[_______________]
	Class M-6	[_______________]
	Class M-7	[_______________]
	Class M-8	[_______________]
	Class B-1	[_______________]
	Class B-2	[_______________]
	Class B-3	[_______________]

Exh. A-3

GS MORTGAGE SECURITIES CORP.

[______________________]

Mortgage Pass-Through Certificates, Series [________]

[Class A-] [Class M-] [Class B-]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [________________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______] , as custodian, and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. A-4

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. A-5

GS MORTGAGE SECURITIES CORP.
[_________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_________] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes, or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the

Exh. A-6

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. A-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

Signature by or on behalf of assignor

Exh. A-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to_________________________________________________________, _______________________________________________________________, for the account of_____________________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by_______________________________, the assignee named above, or____________________________________________, as its agent___________________________________________________________________.

Exh. A-9

EXHIBIT B

FORM OF CLASS P CERTIFICATE

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE, OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No. :
Cut-off Date :	[_______________]
First Distribution Date :	[_______________]
Percentage Interest of this Certificate (“Denomination”) :	[_____]%
CUSIP :	[_______________]
ISIN :	[_______________]

Exh. B-1

GS MORTGAGE SECURITIES CORP.

[_____________________]
Mortgage Pass-Through Certificates, Series [_______]

Class P

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Distributions in respect of this Certificate are distributable monthly as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], as custodian (the “Custodian”), and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

This Certificate does not have a Pass-Through Rate and will be entitled to distributions only to the extent set forth in the Agreement.  In addition, any distribution of the proceeds of any remaining assets of the Trust will be made only upon presentment and surrender of this Certificate at the offices designated by the Trustee for such purpose.

No transfer of a Certificate of this Class shall be made unless such disposition is exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws.  In the event of any such transfer, the Trustee shall require the transferor to execute a transferor certificate (in substantially the form attached to the Pooling and Servicing Agreement) and deliver either (i) a Rule 144A Letter, in either case substantially in the form attached to the Agreement, or (ii) a written Opinion of Counsel to the Trustee that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act or is being made pursuant to the 1933 Act, which Opinion of Counsel shall be an expense of the transferor.

No transfer of a Certificate of this Class shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in

Exh. B-2

form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA, Section 4975 of the Code or any materially similar provisions of applicable Federal, state or local law (“Similar Law”), or a person acting on behalf of or investing plan assets of any such plan, which representation letter shall not be an expense of the Trustee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. B-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. B-4

GS MORTGAGE SECURITIES CORP.
[_____________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_______] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the

Exh. B-5

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. B-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

 .

Dated:

Signature by or on behalf of assignor

Exh. B-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________, _____________________________________________________________________________, for the account of________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by___________________________________, the assignee named above, or___________________________________________, as its agent ___________________________________________________________________.

Exh. B-8

EXHIBIT C

[Reserved]

Exh. C-1

EXHIBIT D-1

FORM OF CLASS R CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN THREE “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN.  IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No. :
Cut-off Date :	[____________]
First Distribution Date :	[____________]
Initial Certificate Balance of this Certificate (“Denomination”) :	$[____________]
Initial Certificate Balance of all Certificates of this Class :	$[____________]
CUSIP :	[____________]
ISIN :	[____________]

Exh. D-1-1

GS MORTGAGE SECURITIES CORP.

[________________]
Mortgage Pass-Through Certificates, Series [_________]

Class R

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Distributions in respect of this Certificate are distributable monthly as set forth herein.  This Class R Certificate is not entitled to distributions in respect of interest.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], as custodian (the “Custodian”), and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders.

No transfer of a Class R Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Servicer or the Trust Fund.  In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Exh. D-1-2

Each Holder of this Class R Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class R Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class R Certificate are expressly subject to the following provisions:  (i) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit H to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class R Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class R Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class R Certificate, (C) not to cause income with respect to the Class R Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class R Certificate or to cause the Transfer of the Ownership Interest in this Class R Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class R Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. D-1-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. D-1-4

GS MORTGAGE SECURITIES CORP.
[__________________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_______] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the other parties to the Agreement.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder

Exh. D-1-5

of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and the Depositor and any agent of the Trustee or the Depositor may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. D-1-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

Dated:

Signature by or on behalf of assignor

Exh. D-1-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________, _____________________________________________________________________________, for the account of___________________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by_______________________________, the assignee named above, or______________________________________________, as its agent___________________________________________________________________.

Exh. D-1-8

EXHIBIT D-2

FORM OF CLASS RC CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN.  IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No. :	1
Cut-off Date :	[_______________]
First Distribution Date :	[_______________]
Initial Certificate Balance of this Certificate (“Denomination”) :	$[_______________]
Initial Certificate Balances of all Certificates of this Class :	$[_______________]
CUSIP :	[_______________]
ISIN :	[_______________]

Exh. D-2-1

GS MORTGAGE SECURITIES CORP.
[_____________________]
Mortgage Pass-Through Certificates, Series [________]

Class RC

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Distributions in respect of this Certificate are distributable monthly as set forth herein.  This Class RC Certificate is not entitled to distributions in respect of interest.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], (the “Custodian”), and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class RC Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders.

No transfer of a Class RC Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Servicer or the Trust Fund.  In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Exh. D-2-2

Each Holder of this Class RC Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class RC Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class RC Certificate are expressly subject to the following provisions:  (i) each Person holding or acquiring any Ownership Interest in this Class RC Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class RC Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit H to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class RC Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class RC Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class RC Certificate, (C) not to cause income with respect to the Class RC Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class RC Certificate or to cause the Transfer of the Ownership Interest in this Class RC Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class RC Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. D-2-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. D-2-4

GS MORTGAGE SECURITIES CORP.
[________________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_______] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the

Exh. D-2-5

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. D-2-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

Dated:

Signature by or on behalf of assignor

Exh. D-2-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________, ___________________________________________________________________________, for the account of_____________________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by____________________________________, the assignee named above, or__________________________________________, as its agent___________________________________________________________________.

Exh. D-2-8

EXHIBIT D-3

FORM OF CLASS RX CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN FOUR “REAL ESTATE MORTGAGE INVESTMENT CONDUITS,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO MATERIALLY SIMILAR PROVISIONS OF APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN.  IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT IS MADE TO TRANSFER TO A PLAN OR ARRANGEMENT SUBJECT TO SECTION 406 OF ERISA, A PLAN SUBJECT TO SECTION 4975 OF THE CODE OR A PLAN SUBJECT TO SIMILAR LAW, OR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT OR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

Certificate No. :	1
Cut-off Date :	[_______________]
First Distribution Date :	[_______________]
Initial Certificate Balance of this Certificate (“Denomination”) :	$[_______________]
Initial Certificate Balances of all Certificates of this Class :	$[_______________]
CUSIP :	[_______________]
ISIN :	[_______________]

Exh. D-3-1

GS MORTGAGE SECURITIES CORP.
[______________________]
Mortgage Pass-Through Certificates, Series [________]

Class RX

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Distributions in respect of this Certificate are distributable monthly as set forth herein.  This Class RX Certificate is not entitled to distributions in respect of interest.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Trustee or any other party to the Agreement referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], as custodian (the “Custodian”), and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class RX Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders.

No transfer of a Class RX Certificate shall be made unless the Trustee shall have received a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Servicer or the Trust Fund.  In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Each Holder of this Class RX Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class RX Certificate to have agreed to be bound by the

Exh. D-3-2

following provisions, and the rights of each Person acquiring any Ownership Interest in this Class RX Certificate are expressly subject to the following provisions:  (i) each Person holding or acquiring any Ownership Interest in this Class RX Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class RX Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit H to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class RX Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class RX Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class RX Certificate, (C) not to cause income with respect to the Class RX Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class RX Certificate or to cause the Transfer of the Ownership Interest in this Class RX Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class RX Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. D-3-3

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. D-3-4

GS MORTGAGE SECURITIES CORP.
[____________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_______] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the

Exh. D-3-5

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. D-3-6

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

Dated:

Signature by or on behalf of assignor

Exh. D-3-7

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _______________________________________________________, ____________________________________________________________________________, for the account of___________________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by________________________________, the assignee named above, or_____________________________________________, as its agent___________________________________________________________________.

Exh. D-3-8

EXHIBIT E

FORM OF CLASS X CERTIFICATE

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS TWO “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), AND CERTAIN OTHER ASSETS.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEROR DELIVERS TO THE TRUSTEE A TRANSFEROR CERTIFICATE IN THE FORM OF EXHIBIT I TO THE AGREEMENT REFERRED TO HEREIN AND EITHER (i) THE TRUSTEE RECEIVES A RULE 144A LETTER IN THE FORM OF EXHIBIT J TO THE AGREEMENT REFERRED TO HEREIN OR (ii) THE TRUSTEE RECEIVES AN OPINION OF COUNSEL, DELIVERED AT THE EXPENSE OF THE TRANSFEROR, THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR A PLAN SUBJECT TO APPLICABLE FEDERAL, STATE OR LOCAL LAW (“SIMILAR LAW”) MATERIALLY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE OR A PERSON INVESTING ON BEHALF OF OR WITH PLAN ASSETS OF SUCH A PLAN, OR, IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION LETTER THAT IT IS USING THE ASSETS OF ITS GENERAL ACCOUNT AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 OR AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE WILL NOT CONSTITUTE OR RESULT IN A PROHIBITED TRANSACTION WITHIN THE MEANING OF ERISA, SECTION 4975 OF THE CODE OR ANY SIMILAR LAW AND WILL NOT SUBJECT THE TRUSTEE, THE DEPOSITOR OR THE SERVICER TO ANY OBLIGATION IN ADDITION TO THOSE EXPRESSLY UNDERTAKEN IN THE AGREEMENT OR TO ANY LIABILITY.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO TITLE I OF ERISA, SECTION 4975 OF THE CODE OR SIMILAR LAW WITHOUT THE REPRESENTATION LETTER OR OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Exh. E-1

Certificate No. :	1
Cut-off Date :	[_______________]
First Distribution Date :	[_______________]
Percentage Interest of this Certificate (“Denomination”) :
CUSIP :	[_______________]
ISIN :	[_______________]

Exh. E-2

GS MORTGAGE SECURITIES CORP.
[_________________________]
Mortgage Pass-Through Certificates, Series [_________]

Class X

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class.

Distributions in respect of this Certificate are distributable monthly as set forth herein.  This Class X Certificate has no Certificate Balance and is not entitled to distributions in respect of principal or interest.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicer, the Purchaser, the Responsible Party, each Custodian or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_______________________] is the registered owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions pursuant to a Pooling and Servicing Agreement, dated as of the Cut-off Date specified above (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], as custodian, (the “Custodian”), and [_______], as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class X Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders.

No transfer of a Class X Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA, a plan or arrangement subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, which representation letter shall not be an expense of the Trustee, the Depositor, the Servicer or the Trust Fund, or (ii) if the Class X Certificate has been the subject of an ERISA Qualifying Underwriting and the transferee is an insurance company, a representation letter that it is purchasing such Certificates with the assets of its general account and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, or (iii) in the case of a Class X Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable

Exh. E-3

provisions of any subsequent enactments) or a plan subject to Similar Law, or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of the Trustee, the Depositor, the Servicer or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or any Similar Law and will not subject the Trustee, the Depositor or the Servicer to any obligation in addition to those expressly undertaken in the Agreement or to any liability.  In the event that such representation is violated, or any attempt is made to transfer to a plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code or a plan subject to Similar Law, or a person acting on behalf of any such plan or arrangement or using the assets of any such plan or arrangement, such attempted transfer or acquisition shall be void and of no effect.

Each Holder of this Class X Certificate shall be deemed by the acceptance or acquisition an Ownership Interest in this Class X Certificate to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in this Class X Certificate are expressly subject to the following provisions:  (i) each Person holding or acquiring any Ownership Interest in this Class X Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee, (ii) no Ownership Interest in this Class X Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of this Certificate unless, in addition to the certificates required to be delivered to the Trustee under Section 5.02(b) of the Agreement, the Trustee shall have been furnished with a Transfer Affidavit of the initial owner or the proposed transferee in the form attached as Exhibit H to the Agreement, (iii) each Person holding or acquiring any Ownership Interest in this Class X Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest this Class X Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of this Class X Certificate, (C) not to cause income with respect to the Class X Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such Person or any other U.S. Person and (D) not to Transfer the Ownership Interest in this Class X Certificate or to cause the Transfer of the Ownership Interest in this Class X Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee and (iv) any attempted or purported Transfer of the Ownership Interest in this Class X Certificate in violation of the provisions herein shall be absolutely null and void and shall vest no rights in the purported Transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually authenticated by an authorized signatory of the Trustee.

Exh. E-4

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:
[_______________], not in its individual capacity, but solely as Trustee
By:
Authenticated:
By:
Authorized Signatory of [_______________], not in its individual capacity, but solely as Trustee

Exh. E-5

GS MORTGAGE SECURITIES CORP.
[______________________]
Mortgage Pass-Through Certificates

This Certificate is one of a duly authorized issue of Certificates designated as [_______] Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date for each Distribution Date is the last Business Day of the applicable Interest Accrual Period for the related Distribution Date; provided, however, that for any Definitive Certificates, the Record Date shall be the last Business Day of the month immediately preceding the month of such Distribution Date (or if such day is not a Business Day, on the immediately preceding Business Day).

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Servicer and the

Exh. E-6

Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the offices designated by the Trustee for such purposes or such other location specified in the notice to Certificateholders, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, the Servicer and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Mortgage Loans is less than or equal to 10% of the Cut-off Date Pool Principal Balance, the Person specified in Section 9.01 of the Agreement will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement.  The obligations and responsibilities created by the Agreement will terminate as provided in Section 9.01 of the Agreement.

Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

Exh. E-7

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

.

Dated:

Signature by or on behalf of assignor

Exh. E-8

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ________________________________________________________, _____________________________________________________________________________, for the account of____________________________________________________________, account number , or, if mailed by check, to____________________________________.  Applicable statements should be mailed to______________________________________, _____________________________________________________________________________.

This information is provided by_________________________________, the assignee named above, or_____________________________________________, as its agent___________________________________________________________________.

Exh. E-9

EXHIBIT F

FORM OF INITIAL CERTIFICATION OF CUSTODIAN

[date]

[Depositor]

[Servicer]

[Trustee]

Re:
Pooling and Servicing Agreement, dated as of [______], 20[__], among GS Mortgage Securities Corp., as Depositor, [____________], as Servicer, [_______], as Custodian and [______________________], as Trustee, [_________________________], Series [_____________________]

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Custodian, for each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule of exceptions), certifies that it has received:

(i)           the original Mortgage Note, endorsed as provided in the following form:  “Pay to the order of _______________, without recourse”; and

(ii)           except with respect to each MERS Designated Mortgage Loan, a duly executed Assignment of Mortgage (which may be included in a blanket assignment or assignments).

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

Neither Custodian has made any independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement.  Neither Custodian makes any representations as to:  (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage.  Notwithstanding anything herein to the contrary, neither Custodian has made any determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Certificateholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Exh. F-1

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[_______________],
as Custodian

By:
Name:
Title:

Exh. F-2

EXHIBIT G

FORM OF DOCUMENT CERTIFICATION
AND EXCEPTION REPORT OF CUSTODIAN

[date]

[Depositor]

[Servicer]

[Trustee]

_______________

_______________

Re:
Pooling and Servicing Agreement among GS Mortgage Securities Corp., as Depositor, [________________], as Servicer, [________________], as Custodian and [________________], as Trustee, [__________________]

Gentlemen:

In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), the undersigned, as Custodian, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

(i)           The original Mortgage Note, endorsed in the form provided in Section 2.01 of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee.

(ii)           The original recorded Mortgage or a certified copy thereof.

(iii)           Except with respect to each MERS Designated Mortgage Loan, a duly executed Assignment of Mortgage endorsed in blank in the form provided in Section 2.01 of the Pooling and Servicing Agreement; or a copy of the Assignment of Mortgage (excluding information to be provided by the recording office).

(iv)           Except with respect to each MERS Designated Mortgage Loan, the original or duplicate original recorded assignment or assignments of the Mortgage endorsed in blank showing a complete chain of assignment from the originator to the last endorsee.

(v)           The original or duplicate original or certified copy of lender’s title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

Exh. G-1

Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (1), (2) and (13) of the Mortgage Loan Schedule and the Data Tape Information accurately reflects information set forth in the Custodial File.

Neither Custodian has made any independent examination of any documents contained in each Mortgage File beyond the review of the Custodial File specifically required in the Pooling and Servicing Agreement.  Neither Custodian makes any representations as to:  (i) the validity, legality, sufficiency, enforceability, recordability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan or the perfection or priority of any Mortgage.  Notwithstanding anything herein to the contrary, neither Custodian has made any determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as Noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

[_______________],
as Custodian

By:
Name:
Title:

Exh. G-2

EXHIBIT H

FORM OF RESIDUAL TRANSFER AFFIDAVIT

[______________________],
Mortgage Pass-Through Certificates

STATE OF                                            )
)      ss.:
COUNTY OF                                         )

The undersigned, being first duly sworn, deposes and says as follows:

1.           The undersigned is an officer of ___________________, the proposed Transferee of an Ownership Interest in a Residual Certificate (the “Certificate”) issued pursuant to the Pooling and Servicing Agreement dated as of [_______] (the “Agreement”), among GS Mortgage Securities Corp., as depositor (the “Depositor”), [_______], as servicer (the “Servicer”), [_______], as custodian (the “Custodian”), and [_______], as trustee (the “Trustee”).  Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement.  The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee for the benefit of the Depositor and the Trustee.

2.           The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee.  The Transferee is acquiring its Ownership Interest in the Certificate for its own account.  The Transferee has no knowledge that any such affidavit is false.

3.           The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and (iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

4.           The Transferee has been advised of, and understands that a tax will be imposed on a “pass-through entity” holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity.  The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false.  (For this purpose, a “pass-through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a

Exh. H-1

partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

5.           The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales.  The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate.  The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

6.           The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee.  In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit I to the Agreement (a “Transferor Certificate”) to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

7.           The Transferee has historically paid its debts as they have come due, intends to pay its debts as they come due in the future, and understands that the taxes payable with respect to the Certificate may exceed the cash flow with respect thereto in some or all periods and intends to pay such taxes as they become due.  The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

8.           The Transferee’s taxpayer identification number is __________.

9.           The Transferee is a U.S. Person as defined in Code Section 7701(a)(30).

10.           The Transferee is aware that the Certificate may be a “noneconomic residual interest” within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

11.           The Transferee will not cause income from the Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Transferee or any other U.S. person.

Exh. H-2

12.           Check one of the following:

[_]           The present value of the anticipated tax liabilities associated with holding the Certificate, as applicable, does not exceed the sum of:

(i)	the present value of any consideration given to the Transferee to acquire such Certificate;

(ii)	the present value of the expected future distributions on such Certificate; and

(iii)	the present value of the anticipated tax savings associated with holding such Certificate as the related REMIC generates losses.

For purposes of this calculation, (i) the Transferee is assumed to pay tax at the highest rate currently specified in Section 11(b) of the Code (but the tax rate in Section 55(b)(1)(B) of the Code may be used in lieu of the highest rate specified in Section 11(b) of the Code if the Transferee has been subject to the alternative minimum tax under Section 55 of the Code in the preceding two years and will compute its taxable income in the current taxable year using the alternative minimum tax rate) and (ii) present values are computed using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code for the month of the transfer and the compounding period used by the Transferee.

[_]           The transfer of the Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly,

(i)	the Transferee is an “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from the Certificate will only be taxed in the United States;

(ii)
at the time of the transfer, and at the close of the Transferee’s two fiscal years preceding the year of the transfer, the Transferee had gross assets for financial reporting purposes (excluding any obligation of a person related to the Transferee within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

(iii)
the Transferee will transfer the Certificate only to another “eligible corporation,” as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and Section 1.860E-1(c)(5) of the U.S. Treasury Regulations; and

(iv)
the Transferee determined the consideration paid to it to acquire the Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Transferee) that it has determined in good faith.

Exh. H-3

[_]	None of the above.

13.           The Transferee is not an employee benefit plan that is subject to Title I of ERISA or a plan that is subject to Section 4975 of the Code or a plan subject to any Federal, state or local law that is substantially similar to Title I of ERISA or Section 4975 of the Code, and the Transferee is not acting on behalf of or investing plan assets of such a plan.

Exh. H-4

IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto affixed, duly attested, this __ day of ________, 20__.

Print Name of Transferee

By:

Name:
Title:

[Corporate Seal]

ATTEST:

[Assistant] Secretary

Personally appeared before me the above-named __________, known or proved to me to be the same person who executed the foregoing instrument and to be the ___________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

Subscribed and sworn before me this __ day of ________, 20__.

Notary Public
My Commission expires the __ day of _________, 20__

Exh. H-5

EXHIBIT I

FORM OF TRANSFEROR CERTIFICATE

__________, 20__

GS Mortgage Securities Corp.
200 West Street
New York, New York 10282
Attention:

[_______________],
as Trustee
[_______]
[_______]

Re:	[_______], Class [_______]

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Residual Certificate, (A) we have no knowledge the Transferee is not a Permitted Transferee and (B) after conducting a reasonable investigation of the financial condition of the Transferee, we have no knowledge and no reason to believe that the Transferee will not pay all taxes with respect to the Residual Certificates as they become due and (C) we have no reason to believe that the statements made in paragraphs 7, 10 and 11 of the Transferee’s Residual Transfer Affidavit are false.

Very truly yours,

Print Name of Transferor

By:
Authorized Officer

Exh. I-1

EXHIBIT J

FORM OF RULE 144A LETTER

____________, 20__

GS Mortgage Securities Corp.
200 West Street
New York, New York 10282
Attention:

[_______________],
as Trustee
[_______________]
[_______________]

Re:	[__________] Mortgage Pass-Through Certificates, Class [__________]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a plan subject to any Federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the

Exh. J-1

Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, and (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2.  We are aware that the sale to us is being made in reliance on Rule 144A.  We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, we understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

Exh. J-2

ANNEX 1 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees Other Than Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.           As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

2.           In connection with purchases by the Buyer, the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because (i) the Buyer owned and/or invested on a discretionary basis $______________1 in securities (except for the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

____
Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

____
Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

____
Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

1      Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

Exh. J-3

____	Broker-dealer. The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.

____
Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

____
State or Local Plan.  The Buyer is a plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

____	ERISA Plan. The Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

____	Investment Advisor. The Buyer is an investment advisor registered under the Investment Advisors Act of 1940.

____
Small Business Investment Company.  Buyer is a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

____	Business Development Company. Buyer is a business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

3.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

4.           For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer’s direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

Exh. J-4

5.           The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

6.           Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase.  In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

Print Name of Transferee

By:
Name:
Title:

Date:

Exh. J-5

ANNEX 2 TO EXHIBIT J

QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

[For Transferees That are Registered Investment Companies]

The undersigned (the “Buyer”) hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

1.           As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a “qualified institutional buyer” as that term is defined in Rule 144A under the Securities Act of 1933, as amended (“Rule 144A”), because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

2.           In connection with purchases by Buyer, the Buyer is a “qualified institutional buyer” as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer’s Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer’s Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer’s Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published.  If clause (ii) in the preceding sentence applies, the securities may be valued at market.

____	The Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

____
The Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of the Buyer’s most recent fiscal year (such amount being calculated in accordance with Rule 144A).

3.           The term “Family of Investment Companies” as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

4.           The term “securities” as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer’s Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase

Exh. J-6

agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

5.           The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer’s own account.

6.           Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein.  Until such notice is given, the Buyer’s purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

Print Name of Transferee

By:
Name:
Title:

IF AN ADVISER:

Print Name of Buyer

Date:

Exh. J-7

EXHIBIT K

FORM OF INVESTMENT LETTER (NON-RULE 144A)

Date

GS Mortgage Securities Corp.
200 West Street
New York, New York 10282
Attention:  [_______________]

[_______________]
[_______]
[_______]

Re:	[________________________] Mortgage Pass-Through Certificates, Series [_____________], Class [__]

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either we are not an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or a plan subject to any Federal, state or local law materially similar to the foregoing provisions of ERISA or the Code, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, or, with respect to a Class X Certificate, the purchaser is an insurance company that is purchasing this certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration

Exh. K-1

statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Print Name of Transferee

By:
Name:
Title:

Date:

Exh. K-2

EXHIBIT L
FORM OF REQUEST FOR RELEASE
(for Custodian)

To:           [Address]

Re:

In connection with the administration of the Mortgage Loans held by you as Custodian on behalf of the Certificateholders we request the release, and acknowledge receipt, of the (Custodial File/[specify documents]) for the Mortgage Loan described below, for the reason indicated.

Mortgagor’s Name, Address & Zip Code:

Mortgage Loan Number:

Reason for Requesting Documents (check one)

____1.
Mortgage Loan Paid in Full.  (The Company hereby certifies that all amounts received in connection therewith have been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

____2.
Mortgage Loan Repurchase Pursuant to Section 2.03, 2.07 or 3.28 of the Pooling and Servicing Agreement.  (The Company hereby certifies that the repurchase price has been credited to the Collection Account as provided in the Pooling and Servicing Agreement.)

____3.
Mortgage Loan Liquidated by _________________.  (The Company hereby certifies that all proceeds of foreclosure, insurance, condemnation or other liquidation have been finally received and credited to the Collection Account pursuant to the Pooling and Servicing Agreement.)

____4.	Mortgage Loan in Foreclosure.

____5.	Other (explain).

If box 1, 2 or 3 above is checked, and if all or part of the Custodial File was previously released to us, please release to us our previous request and receipt on file with you, as well as any additional documents in your possession relating to the specified Mortgage Loan.  If Box 4 or 5 above is checked, upon our return of all of the above documents to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form, if requested.

Exh. L-1

[_______________]

By:
(authorized signer)

Issuer:

Address:

Date:

Acknowledged receipt by:

[_______________],
as Custodian

By:
Name:
Title:
Date:

Exh. L-2

EXHIBIT M

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Sponsor and which shall be retained by the Servicer or delivered to and retained by the applicable Custodian:

(i)           the original Mortgage Note [(except for up to [___]% of the Mortgage Notes for which there is a lost note affidavit and the copy of the Mortgage Note)], with all applicable riders, bearing all intervening endorsements showing a complete chain of endorsement from the originator to the last endorsee, endorsed “Pay to the order of _____________, without recourse” and signed in the name of the last endorsee.  To the extent that there is no room on the face of any Mortgage Note for an endorsement, the endorsement may be contained on an allonge, unless state law does not so allow and the Trustee is advised by the Responsible Party that state law does not so allow.  If the Mortgage Loan was acquired by the Responsible Party in a merger, the endorsement must be by “[last endorsee], successor by merger to [name of predecessor]”.  If the Mortgage Loan was acquired or originated by the last endorsee while doing business under another name, the endorsement must be by “[last endorsee], formerly known as [previous name]”;

(ii)           the original Mortgage, with all applicable riders, with evidence of recording thereon.  If in connection with any Mortgage Loan, the Responsible Party, cannot deliver or cause to be delivered the original Mortgage with evidence of recording thereon on or prior to the Closing Date because of a delay caused by the public recording office where such Mortgage has been delivered for recordation or because such Mortgage has been lost or because such public recording office retains the original recorded Mortgage, the Responsible Party (to the extent that it has not previously delivered the same to the Sponsor or the applicable Custodian), shall deliver or cause to be delivered to the applicable Custodian, a photocopy of such Mortgage, together with (i) in the case of a delay caused by the public recording office, an officer’s certificate of (or certified by) the Responsible Party (or certified by the title company, escrow agent, or closing attorney) stating that such Mortgage has been dispatched to the appropriate public recording office for recordation and that the original recorded Mortgage or a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage will be promptly delivered to applicable Custodian upon receipt thereof by the Responsible Party; or (ii) in the case of a Mortgage where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage;

(iii)           the originals of all assumption, modification, consolidation or extension agreements, if any, with evidence of recording thereon or a certified true copy of such agreement submitted for recording;

Exh. M-1

(iv)           except with respect to each MERS Designated Mortgage Loan, the original Assignment of Mortgage for each Mortgage Loan endorsed in blank and in recordable form;

(A)           the originals of all intervening Assignments of Mortgage (if any) evidencing a complete chain of assignment from the applicable originator (or MERS with respect to each MERS Designated Mortgage Loan) to the last endorsee with evidence of recording thereon, or if any such intervening assignment has not been returned from the applicable recording office or has been lost or if such public recording office retains the original recorded Assignments of Mortgage, the Responsible Party (to the extent that it has not previously delivered the same to the Sponsor or the Trustee) shall deliver or cause to be delivered to the applicable Custodian, a photocopy of such intervening assignment, together with (A) in the case of a delay caused by the public recording office, an officer’s certificate of (or certified by) the Responsible Party (or certified by the title company, escrow agent, or closing attorney) stating that such intervening Assignment of Mortgage has been dispatched to the appropriate public recording office for recordation and that such original recorded intervening Assignment of Mortgage or a copy of such intervening Assignment of Mortgage certified by the appropriate public recording office to be a true and complete copy of the original recorded intervening assignment of mortgage will be promptly delivered to the applicable Custodian upon receipt thereof by the Responsible Party; or (B) in the case of an intervening assignment where a public recording office retains the original recorded intervening assignment or in the case where an intervening assignment is lost after recordation in a public recording office, a copy of such intervening assignment certified by such public recording office to be a true and complete copy of the original recorded intervening assignment;

(v)           the original or duplicate of lender’s title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company;

(vi)           a security agreement, chattel mortgage or equivalent document executed in connection with the Mortgage (if provided);

(vii)           residential loan application;

(viii)           Mortgage Loan closing statement;

(ix)           verification of employment and income, if applicable;

(x)           verification of acceptable evidence of source and amount of down payment;

(xi)           credit report on Mortgagor;

(xii)           residential appraisal report;

Exh. M-2

(xiii)           photograph of the Mortgaged Property;

(xiv)           survey of the Mortgaged Property;

(xv)           copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc.;

(xvi)           all required disclosure statements;

(xvii)           if required in an appraisal, termite report, structural engineer’s report, water potability and septic certification;

(xviii)           sales contract, if applicable; and

(xix)           original powers of attorney, if applicable, with evidence of recording thereon, if required.

Evidence of payment of taxes and insurance, insurance claim files, correspondence, current and historical computerized data files (which include records of tax receipts and payment history from the date of origination), and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

Exh. M-3

EXHIBIT N

[Reserved]

Exh. N-1

EXHIBIT O

FORM OF CERTIFICATION TO BE PROVIDED WITH FORM-10-K

Re:
[________________] (the “Trust”) Mortgage Pass-Through Certificates, Series [____________], issued pursuant to the Pooling and Servicing Agreement, dated as of [_____________] (the “Pooling and Servicing Agreement”), among GS Mortgage Securities Corp., as Depositor, [____________], as Servicer, [____________], as Custodian, and [____________], as Trustee, [________________]

I, [identify the certifying individual], certify that:

1.           I have reviewed this annual report on Form 10-K (“Annual Report”), and all reports on Form 10-D (collectively with this Annual Report, the “Reports”) required to be filed in respect of period covered by this Annual Report, of the Trust;

2.           Based on my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Annual Report;

3.           Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this Annual Report is included in the Reports;

4.           Based on my knowledge and the compliance statements required in this Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.           All of the reports on assessment of compliance with servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria required to be included in this Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this Annual Report, except as otherwise disclosed in this Annual Report.  Any material instances of non-compliance described in such reports have been disclosed in this Annual Report.

In giving the certifications above, I have reasonably relied on information provided to me by the following unaffiliated parties:  the Trustee, the Servicer and each Custodian.

Date:  _______________

[Signature]
[Title]

Exh. O-1

EXHIBIT P

FORM OF TRUSTEE CERTIFICATION TO BE PROVIDED TO DEPOSITOR

Re:
[____________] (the “Trust”) Mortgage Pass-Through Certificates, Series [____________], issued pursuant to the Pooling and Servicing Agreement, dated as of [____________] (the “Pooling and Servicing Agreement”), among GS Mortgage Securities Corp., as Depositor, [____________], as Servicer, [__________], as Custodian and [____________], as Trustee, [_________________]

The Trustee hereby certifies to the Depositor, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.           I have reviewed the annual report on Form 10-K for the fiscal year [___] (the “Annual Report”), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the “Reports”), of the Trust;

2.           To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report, it being understood that the Trustee is not responsible for verifying the accuracy or completeness of information in the Reports (a) provided by Persons other than the Trustee or any Subcontractor utilized by the Trustee or (b) relating to Persons other than the Trustee or any Subcontractor utilized by the Trustee as to which a Responsible Officer of the Trustee does not have actual knowledge;

3.           To my knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Pooling and Servicing Agreement for inclusion in the Reports is included in the Reports; and

4.           The report on assessment of compliance with servicing criteria for asset-backed securities applicable to the Trustee and each Subcontractor utilized by the Trustee and their related attestation reports on assessment of compliance with servicing criteria applicable to it required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report.  Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

Date:  _______________

[Signature]
[Title]

Exh. P-1

EXHIBIT Q

FORM OF CERTIFICATION TO BE PROVIDED
BY THE SERVICER TO DEPOSITOR

Re:
[______________] (the “Trust”) Mortgage Pass-Through Certificates, Series [___________], issued pursuant to the Pooling and Servicing Agreement, dated as of [___________] (the “Pooling and Servicing Agreement”), among GS Mortgage Securities Corp., as Depositor, [____________], as Servicer , [________________], as Custodian and [________________], as Trustee, [________________]

The Servicer (the “Servicer”), certifies to the Depositor and the Trustee, and their respective officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

(1)
The Servicer has reviewed the servicer compliance statement of the Servicer and the compliance statements of each Subservicer, if any, engaged by the Servicer provided to the Depositor and the Trustee for the Trust’s fiscal year [___] in accordance with Item 1123 of Regulation AB (each a “Compliance Statement”), the report on assessment of the Servicer’s compliance with the servicing criteria set forth in Item 1122(d) of Regulation AB (the “Servicing Criteria”) and reports on assessment of compliance with servicing criteria for asset-backed securities of the Servicer and of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer provided to the Depositor and the Trustee for the Trust’s fiscal year [___] in accordance with Rules 13a-18 and 15d-18 under Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Item 1122 of Regulation AB (each a “Servicing Assessment”), the registered public accounting firm’s attestation report provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act and Section 1122(b) of Regulation AB related to each Servicing Assessment (each an “Attestation Report”), and all servicing reports, officer’s certificates and other information relating to the servicing of the Mortgage Loans by the Servicer during 200[_______] that were delivered or caused to be delivered by the Servicer pursuant to the Agreement (collectively, the “Servicing Information”);

(2)
Based on the Servicer’s knowledge, the Servicing Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in the light of the circumstances under which such statements were made, not misleading with respect to the period of time covered by the Servicing Information;

(3)	Based on the Company’s knowledge, the servicing information required to be provided to the Trustee by the Servicer pursuant to the Pooling and Servicing Agreement has been provided to the Trustee;

(4)	Based on the Company’s knowledge and the compliance review conducted in preparing Compliance Statement of the Servicer and, if applicable, reviewing each Compliance

Exh. Q-1

Statement of each Subservicer, if any, engaged by the Servicer, and except as disclosed in such Compliance Statement[(s)], the Servicer [(directly and through its Subservicers, if any)] has fulfilled its obligations under the Pooling and Servicing Agreement in all material respects.

(5)
Each Servicing Assessment of the Servicer and of each Subservicer or Subcontractor, if any, engaged or utilized by the Servicer and its related Attestation Report required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been provided to the Depositor and the Trustee.  Any material instances of non-compliance are described in any such Servicing Assessment or Attestation Report.

Date:  _________________

By:   __________________

Name:    ________________

Title:    _________________

Exh. Q-2

EXHIBIT R

FORM OF POWER OF ATTORNEY

RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO
[_______________]
[_______________]
[_______________]
Attn:  _______________

LIMITED POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that [_______], having its principal place of business at [_______], as Trustee (the “Trustee”) pursuant to that Pooling and Servicing Agreement among GS Mortgage Securities Corp. (the “Depositor”), [_______], National Association (a “Custodian”), [_______], (a “Custodian”), [_______] (the “Servicer”), and the Trustee, dated as of [_______] (the “Pooling and Servicing Agreement”), hereby constitutes and appoints the Servicer, by and through the Servicer’s officers, the Trustee’s true and lawful Attorney-in-Fact, in the Trustee’s name, place and stead and for the Trustee’s benefit, in connection with all mortgage loans serviced by the Servicer pursuant to the Pooling and Servicing Agreement for the purpose of performing all acts and executing all documents in the name of the Trustee as may be customarily and reasonably necessary and appropriate to effectuate the following enumerated transactions in respect of any of the mortgages or deeds of trust (the “Mortgages” and the “Deeds of Trust”, respectively) and promissory notes secured thereby (the “Mortgage Notes”) for which the undersigned is acting as Trustee for various certificateholders (whether the undersigned is named therein as mortgagee or beneficiary or has become mortgagee by virtue of endorsement of the Mortgage Note secured by any such Mortgage or Deed of Trust) and for which the Servicer is acting as servicer, all subject to the terms of the Pooling and Servicing Agreement.

This appointment shall apply to the following enumerated transactions only:

(1)
The modification or re-recording of a Mortgage or Deed of Trust, where said modification or re-recordings is for the purpose of correcting the Mortgage or Deed of Trust to conform same to the original intent of the parties thereto or to correct title errors discovered after such title insurance was issued and said modification or re-recording, in either instance, does not adversely affect the lien of the Mortgage or Deed of Trust as insured.

(2)
The subordination of the lien of a Mortgage or Deed of Trust to an easement in favor of a public utility company of a government agency or unit with powers of eminent domain; this section shall include, without limitation, the execution of partial satisfactions/releases, partial reconveyances or the execution or requests to trustees to accomplish same.

Exh. R-1

(3)	The conveyance of the properties to the mortgage insurer, or the closing of the title to the property to be acquired as real estate owned, or conveyance of title to real estate owned.

(4)	The completion of loan assumption agreements.

(5)
The full satisfaction/release of a Mortgage or Deed of Trust or full conveyance upon payment and discharge of all sums secured thereby, including, without limitation, cancellation of the related Mortgage Note.

(6)	The assignment of any Mortgage or Deed of Trust and the related Mortgage Note, in connection with the repurchase of the mortgage loan secured and evidenced thereby.

(7)
The full assignment of a Mortgage or Deed of Trust upon payment and discharge of all sums secured thereby in conjunction with the refinancing thereof, including, without limitation, the assignment of the related Mortgage Note.

(8)
With respect to a Mortgage or Deed of Trust, the foreclosure, the taking of a deed in lieu of foreclosure, or the completion of judicial or non-judicial foreclosure or termination, cancellation or rescission of any such foreclosure, including, without limitation, any and all of the following acts:

(9)	the substitution of trustee(s) serving under a Deed of Trust, in accordance with state law and the Deed of Trust;

1.	the preparation and issuance of statements of breach or non-performance;

2.	the preparation and filing of notices of default and/or notices of sale;

3.	the cancellation/rescission of notices of default and/or notices of sale;

4.	the taking of a deed in lieu of foreclosure; and

5.
the preparation and execution of such other documents and performance of such other actions as may be necessary under the terms of the Mortgage, Deed of Trust or state law to expeditiously complete said transactions in paragraphs 8.a.  through 8.e., above.

The undersigned gives said Attorney-in-Fact full power and authority to execute such instruments and to do and perform all and every act and thing necessary and proper to carry into effect the power or powers granted by or under this Limited Power of Attorney as fully as the undersigned might or could do, and hereby does ratify and confirm to all that said Attorney-in-Fact shall lawfully do or cause to be done by authority hereof.

Third parties without actual notice may rely upon the exercise of the power granted under this Limited Power of attorney; and may be satisfied that this Limited Power of Attorney shall continue in full force and effect and has not been revoked unless an instrument of revocation has been made in writing by the undersigned.

Exh. R-2

IN WITNESS WHEREOF, __________________ as Trustee pursuant to that Pooling and Servicing Agreement among the Depositor, the Servicer, the applicable Custodian, and the Trustee, dated as of [_______] [_______] ([_______]), has caused its corporate seal to be hereto affixed and these presents to be signed and acknowledged in its name and behalf by ______________ its duly elected and authorized Vice President this __ day of ________, 200__.

By:
as Trustee for [_______________]

By:
Name:
Title:

STATE OF

COUNTY OF

On ___________, 20__, before me, the undersigned, a Notary Public in and for said state, personally appeared _______________, ______________of ________________as Trustee for ______________ Mortgage Loan Asset Backed Certificates, Series 20__-___, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed that same in his/her authorized capacity, and that by his/her signature on the instrument the entity upon behalf of which the person acted and executed the instrument.

WITNESS my hand and official seal.
(SEAL)

Notary Public

My commission expires:

Exh. R-3

EXHIBIT S

REPRESENTATIONS AND WARRANTIES AGREEMENT

Exh. S-1

EXHIBIT T

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by [the Trustee], [each Custodian], [the Servicer], [each Subservicer] and [each Subcontractor] shall address, at a minimum, the criteria identified as below as “Applicable Servicing Criteria.” The responsibilities set forth herein may be amended without amending the Pooling and Servicing Agreement if upon mutual agreement between the applicable party requesting such amendment and the Depositor.

Exh. T-1

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(1)(i)	Policies and procedures are instituted to monitor any performance or other triggers and events of default in accordance with the transaction agreements.	Trustee/Servicer
1122(d)(1)(ii)	If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party’s performance and compliance with such servicing activities.	Trustee/Servicer
1122(d)(1)(iii)	Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage loans are maintained.	N/A
1122(d)(1)(iv)
A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction agreements.

Servicer
Cash Collection and Administration
1122(d)(2)(i)

Payments on mortgage loans are deposited into the appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction agreements.

Servicer
1122(d)(2)(ii)	Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.	Servicer/Trustee
1122(d)(2)(iii)
Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
Servicer

Exh. T-2

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
General Servicing Considerations
1122(d)(2)(iv)

The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the transaction agreements.

Servicer/Trustee
1122(d)(2)(v)
Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements.  For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.

Servicer/Trustee
1122(d)(2)(vi)	Unissued checks are safeguarded so as to prevent unauthorized access.	Servicer/Trustee
1122(d)(2)(vii)
Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including custodial accounts and related bank clearing accounts.  These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain explanations for reconciling items.  These reconciling items are resolved within 90 calendar days of their original identification, or such other number of days specified in the transaction agreements.
Servicer/Trustee

Exh. T-3

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
Investor Remittances and Reporting
1122(d)(3)(i)

Reports to investors, including those to be filed with the Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements.  Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with investors’ or the trustee’s records as to the total unpaid principal balance and number of mortgage loans serviced by the Servicer.

Trustee/Servicer
1122(d)(3)(ii)	Amounts due to investors are allocated and remitted in accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.	Trustee/Servicer
1122(d)(3)(iii)	Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements.	Trustee/Servicer
1122(d)(3)(iv)	Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.	Trustee/Servicer
Pool Asset Administration
1122(d)(4)(i)	Collateral or security on mortgage loans is maintained as required by the transaction agreements or related mortgage loan documents.	Custodian/Trustee/Servicer
1122(d)(4)(ii)	Mortgage loan and related documents are safeguarded as required by the transaction agreements.	Custodian/Trustee/Servicer
1122(d)(4)(iii)	Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.	Trustee/Servicer

Exh. T-4

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
Investor Remittances and Reporting
1122(d)(4)(iv)

Payments on mortgage loans, including any payoffs, made in accordance with the related mortgage loan documents are posted to the Servicer’s obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage loan documents.

Servicer
1122(d)(4)(v)	The Servicer’s records regarding the mortgage loans agree with the Servicer’s records with respect to an obligor’s unpaid principal balance.	Servicer
1122(d)(4)(vi)
Changes with respect to the terms or status of an obligor’s mortgage loans (e.g., loan modifications or re-agings) are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related pool asset documents.

Servicer
1122(d)(4)(vii)
Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other requirements established by the transaction agreements.

Servicer
1122(d)(4)(viii)
Records documenting collection efforts are maintained during the period a mortgage loan is delinquent in accordance with the transaction agreements.  Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity’s activities in monitoring delinquent mortgage loans including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).

Servicer
1122(d)(4)(ix)	Adjustments to interest rates or rates of return for mortgage loans with variable rates are computed based on the related mortgage loan documents.	Servicer

Exh. T-5

	SERVICING CRITERIA	APPLICABLE SERVICING CRITERIA
Reference	Criteria
1122(d)(4)(x)

Regarding any funds held in trust for an obligor (such as escrow accounts):  (A) such funds are analyzed, in accordance with the obligor’s mortgage loan documents, on at least an annual basis, or such other period specified in the transaction agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage loan documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage loans, or such other number of days specified in the transaction agreements.

Servicer
1122(d)(4)(xi)
Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.

Servicer
1122(d)(4)(xii)
Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer’s funds and not charged to the obligor, unless the late payment was due to the obligor’s error or omission.

Servicer
1122(d)(4)(xiii)
Disbursements made on behalf of an obligor are posted within two business days to the obligor’s records maintained by the servicer, or such other number of days specified in the transaction Servicer agreements.

Servicer
1122(d)(4)(xiv)	Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.	Servicer
1122(d)(4)(xv)	Any external enhancement or other support, identified in Item 1114(a)(1) through (3) or Item 1115 of Regulation AB, is maintained as set forth in the transaction agreements.	Trustee

Exh. T-6

EXHIBIT U

ADDITIONAL FORM 10-D DISCLOSURE
Item on Form 10-D	Party Responsible
Item 1: Distribution and Pool Performance Information	Servicer Trustee
Any information required by Item 1121 of Regulation AB which is NOT included on the Monthly Statement
Item 2: Legal Proceedings per Item 1117 of Regulation AB
(i) All parties to the Agreement (as to themselves), (ii) the Trustee and Servicer as to the issuing entity, (iii) the Depositor as to the sponsor, and the Responsible Party or any Regulation AB Item 1100(d)(1) party

Item 3: Sale of Securities and Use of Proceeds	Depositor
Item 4: Defaults Upon Senior Securities	Trustee
Item 5: Submission of Matters to a Vote of Security Holders	Depositor or the party to the Agreement submitting such matter to a vote of Certificateholders
Item 6: Significant Obligors of Pool Assets	N/A
Item 7: Significant Enhancement Provider Information	Depositor
Item 8: Other Information	Any party to the Agreement responsible for disclosure items on Form 8-K
Item 9: Exhibits	Trustee

Exh. U-1

EXHIBIT V

ADDITIONAL FORM 10-K DISCLOSURE
Item on Form 10-K	Party Responsible
Item 9B: Other Information	Any party to the Agreement responsible for disclosure items on Form 8-K
Item 15: Exhibits, Financial Statement Schedules	Trustee Depositor
Additional Item: Disclosure per Item 1117 of Regulation AB	(i) All parties to the Agreement (as to themselves), (ii) the Trustee and Servicer as to the Trust, (iii) the Depositor as to the sponsor and the Responsible Party or any 1100(d)(1) party
Additional Item: Disclosure per Item 1119 of Regulation AB	(i) All parties to the Agreement as to themselves, (ii) the Depositor as to the sponsor, or any derivative provider
Additional Item: Disclosure per Item 1112(b) of Regulation AB	N/A
Additional Item: Disclosure per Items 1114(b) and 1115(b) of Regulation AB	Depositor

Exh. V-1

EXHIBIT W

FORM 8-K DISCLOSURE INFORMATION
Item on Form 8-K	Party Responsible
Item 1.01- Entry into a Material Definitive Agreement	The party to this Agreement entering into such material definitive agreement
Item 1.02- Termination of a Material Definitive Agreement	The party to this Agreement requesting termination of a material definitive agreement
Item 1.03- Bankruptcy or Receivership	(i) All parties to the Agreement (as to themselves), (ii) the Trustee and Servicer as to the Trust, (iii) the Depositor as to the sponsor and the Responsible Party or any 1100(d)(1) party
Item 2.04- Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement	Trustee/Depositor
Item 3.03- Material Modification to Rights of Security Holders	The party requesting such modification
Item 5.03- Amendments of Articles of Incorporation or Bylaws; Change of Fiscal Year	Depositor
Item 6.01- ABS Informational and Computational Material	Depositor
Item 6.02- Change of Servicer or Trustee	Servicer, Trustee
Item 6.03- Change in Credit Enhancement or External Support	Depositor/Trustee
Item 6.04- Failure to Make a Required Distribution	Trustee
Item 6.05- Securities Act Updating Disclosure	Depositor
Item 7.01- Regulation FD Disclosure	Depositor
Item 8.01	Depositor

Exh. W-1

EXHIBIT X

INTEREST RATE SWAP AGREEMENT

Exh. X-1